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                                    INDENTURE

                           dated as of August 31, 1999

                                      from

                             MCI O'FALLON 1999 TRUST

                                       to

             STATE STREET BANK AND TRUST COMPANY OF MISSOURI, N.A.,
               not in its individual capacity except as expressly
                           provided herein, but solely
                              as Indenture Trustee

                            SYNTHETIC LEASE FINANCING
                        OF MASTERCARD WINGHAVEN FACILITY

--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                 PAGE
ARTICLE 1 DEFINITIONS .........................................................................    3

ARTICLE 2 THE NOTES ...........................................................................    3

      Section 2.1. Issuance, Terms and Forms of Notes ........................................     3
      Section 2.2. Interest; Payment of Senior Secured Notes; Security .......................     6
      Section 2.3. The Register ..............................................................     7
      Section 2.4. Registration of Senior Secured Notes; Execution of Senior Secured Notes ...     7
      Section 2.5. Certificate of Authentication .............................................     7
      Section 2.6. Transfers and Exchanges ...................................................     8
      Section 2.7. Indenture Trustee as Agent ................................................     9
      Section 2.8. Registered Owner ..........................................................     9
      Section 2.9. Cancellation or Assignment of Senior Secured Notes ........................     9

ARTICLE 3 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
BORROWER ......................................................................................   10

      Section 3.1. Performance by Indenture Trustee ...........................................   10
      Section 3.2. Subrogation ................................................................   11
      Section 3.3. Financial Statements; Books and Records; Inspections .......................   11
      Section 3.4. Further Assurances; Recording ..............................................   12
      Section 3.5. Payment of Obligations; Rent ...............................................   13
      Section 3.6. Transfer Taxes; Filings; Lien Taxes ........................................   13
      Section 3.7. Existence; Governmental Requirements .......................................   14
      Section 3.8. Security Interest in the Bonds .............................................   14
      Section 3.9. Representations, Warranties and Covenants in the Operative Agreements ......   14

ARTICLE 4 REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
INDENTURE TRUSTEE .............................................................................   15

      Section 4.1. Representations and Warranties of the Indenture Trustee ....................   15
      Section 4.2. Covenants of the Indenture Trustee .........................................   16

ARTICLE 5 POSSESSION, USE AND RELEASE OF THE COLLATERAL .......................................   17

      Section 5.1. Condemnation and Casualty ..................................................   17
      Section 5.2. Moneys Received by the Indenture Trustee ...................................   17
      Section 5.3. Indenture Trustee's Rights to Act ..........................................   17
      Section 5.4. Release; No Partial Releases ...............................................   18

ARTICLE 6 RECEIPT AND APPLICATION OF MONEYS ...................................................   18

      Section 6.1. Receipt of Moneys...........................................................   18
      Section 6.2. Moneys Attributable to the Lease ...........................................   18
      Section 6.3. Moneys Held in Collateral; Investments .....................................   22

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
      Section 6.4. Other Payments .............................................................   23
      Section 6.5. Release of Lien ............................................................   23

ARTICLE 7 PREPAYMENT...........................................................................   23

      Section 7.1. Generally ..................................................................   23
      Section 7.2. Mandatory Prepayment .......................................................   23
      Section 7.3. Notice of Prepayment; Deposit of Moneys ....................................   24

ARTICLE 8 INDENTURE EVENTS OF DEFAULT; REMEDIES ...............................................   24

      Section 8.1. Indenture Events of Default ................................................   24
      Section 8.2. Remedies ...................................................................   26
      Section 8.3. Voluntary Appearance .......................................................   32
      Section 8.4. Suits by the Indenture Trustee .............................................   32
      Section 8.5. General Provisions Concerning Remedies .....................................   32
      Section 8.6. Remedies Cumulative ........................................................   34
      Section 8.7. The Borrower's Waivers .....................................................   34
      Section 8.8. Direction of Remedies ......................................................   35
      Section 8.9. Suit by Noteholders ........................................................   35
      Section 8.10. Certain Rights of the Borrower ............................................   35
      Section 8.11. No Action Contrary to the Lessee's Rights under the Lease .................   37
      Section 8.12. Nonrecourse Liability .....................................................   37

ARTICLE 9 TRUSTEES ............................................................................   39

      Section 9.1. Individual and Co-Trustees .................................................   39
      Section 9.2. Rights and Obligations of Indenture Trustee ................................   40
      Section 9.3. Resignation of the Indenture Trustee .......................................   44
      Section 9.4. Successor Trustee ..........................................................   44
      Section 9.5. Reliance by the Borrower ...................................................   45

ARTICLE 10 SUPPLEMENTAL INDENTURES ............................................................   46

      Section 10.1. General ...................................................................   46
      Section 10.2. Without Consent of Noteholders ............................................   46
      Section 10.3. Consent of All Noteholders ................................................   46
      Section 10.4. Consent of Less Than All Noteholders ......................................   47
      Section 10.5. Exchange; Legend or Notation; Effect ......................................   47
      Section 10.6. Consents in Writing .......................................................   47

ARTICLE 11 MISCELLANEOUS ......................................................................   47

      Section 11.1. Amendments, etc., of Certain Documents ....................................   47
      Section 11.2. Execution of Instruments by Noteholders ...................................   48
      Section 11.3. Limitation of Rights of Others ............................................   48
      Section 11.4. Severability ..............................................................   48
      Section 11.5. Notices ...................................................................   48

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
Section 11.6. Maximum Interest Payable ........................................................   49
Section 11.7. Action by the Required Holders ..................................................   50
Section 11.8. Counterparts ....................................................................   50
Section 11.9. Successors and Assigns ..........................................................   50
Section 11.10. Table of Contents, Headings ....................................................   50
Section 11.11. GOVERNING LAW ..................................................................   50
Section 11.12. Incorporated Schedules and Exhibits ............................................   50
Section 11.13. Section References .............................................................   50

EXHIBIT A-1       Form of Series A Note

EXHIBIT A-2       Form of Series B Note

EXHIBIT B         Form of Certificate of Authentication

ANNEX A           Certain Definitions

SCHEDULE A        Land

SCHEDULE B        Payment Instructions

         INDENTURE dated as of August 31, 1999 (herein, together with all amendments and supplements hereto, this "INDENTURE"), from MCI O'FALLON 1999 TRUST, a business trust organized under the laws of the State of Delaware (the "BORROWER"); to STATE STREET BANK AND TRUST COMPANY OF MISSOURI, N.A., a national banking association, not in its individual capacity except as expressly provided herein, but solely as Indenture Trustee (together with its successors, substitutes and assigns in such capacity, the "INDENTURE TRUSTEE") for the benefit of the Noteholders (as defined below).

                              W I T N E S S E T H :

         WHEREAS, MasterCard International Incorporated, a non-stock membership corporation organized under the laws of the State of Delaware (the "LESSEE"), the Borrower, the Trust Company, the Indenture Trustee and certain financial institutions (the "PURCHASERS") listed on Schedule A to the Note Purchase Agreement (referred to below) have entered into a Participation Agreement, dated as of August 31, 1999 (as amended or supplemented from time to time, the "PARTICIPATION AGREEMENT"), which provides for a synthetic lease financing of acquiring, constructing and equipping of an approximately 414,000 square foot office space, an approximately 114,000 square foot data and energy center providing and utilizing reliable, redundant energy and communications sources and parking for approximately 1,751 cars, constituting, together with the Land and the other Improvements, the Facility (as defined below), substantially in accordance with the Facility Requirements (as defined below) to be used by the Lessee as its Global Technology and Operations Center;

         WHEREAS, in connection with such financing, the Borrower has agreed to issue and sell, and the Purchasers have agreed to purchase, pursuant to the Series A Note Purchase Agreement, dated as of August 31, 1999, between the Borrower and the Purchasers (as amended or supplemented from time to time, the "SERIES A NOTE PURCHASE AGREEMENT"), from the Borrower $149,380,000 in aggregate principal amount of its 7.36% Series A Senior Secured Notes due September 1, 2009 (the "SERIES A NOTES", such term to include any such Notes issued in substitution or replacement therefor pursuant to this Indenture), subject to the terms and conditions of the Series A Note Purchase Agreement;

         WHEREAS, the proceeds of the Series A Notes and the Investor Contribution (as defined below) will be used by the Borrower to acquire $154,000,000 in aggregate principal amount of Industrial Development Revenue Bonds (Winghaven/MasterCard Project) Series 1999A, due September 1, 2009 (the "SERIES A BONDS") issued by the Missouri Development Finance Board, a body corporate and politic, organized and existing under the laws of the State of Missouri (the "BOARD") and a fee owner of that certain parcel of land in the City of O'Fallon, Missouri, together with all Appurtenant Rights attached thereto, as more particularly described on Schedule A hereto (the "LAND");

         WHEREAS, the proceeds from the sale of the Series A Bonds, together with approximately $3,700,000 deposited by the Bond Sublessor (as defined below) to fund capitalized interest on the Series A Bonds during the Construction Period (as defined below), will be (a) deposited in the Escrow Account (as defined below) with the Indenture Trustee, in its capacity as the Escrow Agent, pursuant to the Escrow Agreement, dated as of the date hereof (as amended or supplemented from time to time, the "ESCROW AGREEMENT"), among the Escrow Agent, the Indenture Trustee and the Borrower, and (b) used to develop and construct the Facility and to pay the Facility Costs (as defined below);

         WHEREAS, as of the Closing Date, (a) the Board will lease the Facility to the O'Fallon Public Facilities Authority, a non-profit corporation organized under the laws of the State of Missouri (the "BOND SUBLESSOR"), pursuant to a Bond Lease, dated as of the date hereof (as amended or supplemented from time to time, the "BOND LEASE"), (b) the Bond Sublessor will sublease the Facility to the Borrower pursuant to a Bond Sublease, dated as of the date hereof (as amended or supplemented from time to time, the "BOND SUBLEASE"), and (c) the Borrower will sublease the Facility to the Lessee pursuant to a Lease, dated as of the date hereof (as amended or supplemented from time to time, the "LEASE");

         WHEREAS, in the event that additional financing is needed to complete the Facility, the Borrower may, upon request of the Lessee and subject to certain conditions, issue its Series B Senior Secured Notes due September 1, 2009 (the "SERIES B NOTES", such term to include any such Notes issued in substitution or replacement therefor pursuant to this Indenture, and together with the Series A Notes, the "ORIGINAL NOTES") in an aggregate principal amount not to exceed $5,000,000 to be purchased (if and when issued) pursuant to a separate note purchase agreement (as amended or supplemented from time to time, the "SERIES B NOTE PURCHASE AGREEMENT," and collectively with the Series A Note Purchase Agreement, the "NOTE PURCHASE AGREEMENTS") on the terms substantially the same as the terms set forth in the Series A Note Purchase Agreement and the conditions set forth in Section 5 of the Participation Agreement (and the purchasers of such Series B Notes pursuant to the Series B Note Purchase Agreement shall be deemed to be Purchasers under the Participation Agreement);

         WHEREAS, (a) the proceeds of the Series B Notes (if any) and the additional Investor Contribution (as described in Section 2.1 of the Participation Agreement) will be used by the Borrower to acquire Industrial Development Revenue Bonds (Winghaven/MasterCard Project) Series 1999B, due September 1, 2009 (the "SERIES B BONDS", and together with Series A Bonds, the "BONDS") in aggregate principal amount equal to the aggregate principal amount of the Series B Notes and such additional Investor Contribution then issued by the Board and (b) the proceeds from the sale of the Series B Bonds will be deposited in the Escrow Account pursuant to the Escrow Agreement and used to develop and construct the Facility and to pay the Facility Costs;

         WHEREAS, the Borrower (a) has authorized the creation of the Original Notes and, subject to the terms and conditions of this Indenture and the other Operative Agreements, may authorize in the future its Senior Secured Notes that may be issued under Section 2.l(d) of this Indenture (the "EXPANSION NOTES," such term to include any such Notes issued in substitution or replacement therefor pursuant to this Indenture, and together with the Original Notes, the "SENIOR SECURED NOTES") and (b) has also authorized the execution and delivery of this Indenture, pursuant to which the Indenture Trustee will authenticate and deliver the Series A Notes to the Purchasers;

         NOW, THEREFORE, in consideration of the premises, the acceptance by the Indenture Trustee of the trusts hereby created and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, in order to DECLARE THE TERMS AND CONDITIONS UPON AND SUBJECT TO WHICH the Senior Secured Notes are to be issued, authenticated and delivered:

                                    ARTICLE 1

                                   DEFINITIONS

         For purposes of this Indenture, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in Annex A attached to the Participation Agreement and incorporated herein by reference. The rules of usage set forth in such Annex A shall apply hereto.

                                    ARTICLE 2

                                    THE NOTES

         SECTION 2.1. ISSUANCE, TERMS AND FORMS OF NOTES. (a) On the Closing Date, the Borrower shall execute and deliver the Series A Notes to the Indenture Trustee for authentication and the Indenture Trustee shall authenticate and deliver the Series A Notes to the Purchasers. On a closing date with respect to the Series B Notes, the Borrower shall execute and deliver the Series B Notes to the Indenture Trustee for authentication and the Indenture Trustee shall authenticate and deliver the Series B Notes to the purchasers thereof. On any closing date with respect to any Expansion Notes, the Borrower shall execute and deliver such Expansion Notes to the Indenture Trustee for authentication and the Indenture Trustee shall authenticate and deliver such Expansion Notes to the purchasers thereof; provided that the Indenture Trustee shall not authenticate any Expansion Notes that are issued not in compliance with Section 2.1(d).

                  (b) SERIES A NOTES. The Series A Notes shall be issued pursuant to the terms of the Series A Note Purchase Agreement and this Indenture and shall be substantially in the form set forth in Exhibit A-l, with such changes as may be agreed to by the Borrower and the Purchasers.

                  (c) SERIES B NOTES. The Series B Notes shall be issued pursuant to the terms of the Series B Note Purchase Agreement and this Indenture and shall be substantially in the form set forth in Exhibit A-2, with such changes as may be agreed to by the Borrower and the Purchasers.

                  (d) EXPANSION NOTES. The Borrower may, from time to time after the Completion Date, upon the Lessee's request made pursuant to Section
7.6 of the Lease (under such circumstances and subject to such consents as therein provided), issue under this Indenture Expansion Notes of one or more Series (such series, together with the Series A Notes and the

Series B Notes, are sometimes each referred to herein as a "SERIES"), in an original principal amount for each such Series of not less than $10,000,000, for the purpose of enabling the Lessee to expand the Facility. The Expansion Notes of each Series shall be originally issued only to one or more Institutional Investors, and each Expansion Note of such Series shall mature on any Payment Date not earlier than the stated maturity of the Series A Notes and the Series B Notes and shall be payable in the following manner: interest accrued and unpaid on the unpaid principal amount of such Expansion Note from the date of issuance thereof shall be payable on each Payment Date in each year commencing with the first Payment Date after the date thereof; and the principal of such Expansion Note shall be payable on the stated maturity thereof, as provided in the Supplemental Indenture establishing such Series. Expansion Notes of each Series shall (A) be established and designated by a Supplemental Indenture, (B) be in such form (including the form of the Trustee's certificate of authentication thereon), bear interest (computed as shall be provided in such Supplemental Indenture) on the unpaid principal amount thereof from the date of issuance thereof to maturity, whether by acceleration or otherwise, and unless prohibited by law, on any overdue principal, premium and interest until paid, at such rate or rates, as shall be provided in such Supplemental Indenture, and (C) be limited in aggregate principal amount to 97% the amount of the additional Facility Costs for which the proceeds thereof will be used. The Expansion Notes of each Series shall be, insofar as commercially reasonable, subject to the same terms and conditions as the Original Notes. The Indebtedness evidenced by all Expansion Notes of any Series shall be secured by the Security Documents on a parity with the Indebtedness evidenced by the Original Notes and the Expansion Notes of every other Series, without preference, priority or distinction as to Lien or otherwise; provided, however, that, notwithstanding anything herein or in any other Operative Agreement to the contrary, no Series of Expansion Notes may be issued or sold unless (i) the Basic Rent shall be increased by the amount of interest payable with respect to such Expansion Notes (and by the amount of any additional yield on any additional investor contribution associated with such Expansion Notes), (ii) the Termination Value and the amount of Guaranteed Obligations (as defined in the Guarantee) shall be increased by the amount of principal of, interest on, any applicable Make Whole Premium on, and any other costs and expenses (including, without limitation, any indemnification payments made in respect thereof pursuant to Article 11 of the Participation Agreement) in respect of, such Series of the Expansion Notes (and, in the case of Termination Value, by the amount of any additional investor contribution associated with such Expansion Notes), (iii) the Maximum Residual Guarantee Amount shall be increased by the product of (x) the increase of the Termination Value attributable to such Expansion Notes referred to in clause (ii) above multiplied by (y) a fraction, the numerator of which is equal to the Maximum Residual Guarantee Amount immediately prior to the adjustment thereof pursuant to the foregoing clause (iii), and the denominator of which is equal to the Termination Value immediately prior to the adjustment thereof pursuant to clause
(ii) above, (iv) the Lease, the Bond Lease and the Bond Sublease shall be amended, in form and substance reasonably satisfactory to the Required Holders, to reflect such increases, (v) the amount payable under the Residual Value Policy shall be increased by the excess of (x) the Termination Value increased pursuant to clause (ii) above over (y) the Maximum Residual Guarantee Amount as increased pursuant to clause (iii) above, (vi) the amounts under the title insurance policies shall be increased to cover the amount of such Series of Expansion Notes, (vii) the Guarantee shall be amended, in form and substance reasonably satisfactory to the Required Holders, to reflect the increases in the Termination Value and the Maximum Residual

Guarantee Amount, (viii) the Security Documents and the other Operative Agreements shall be amended to reflect the foregoing amendment to the Lease, the Bond Lease and the Bond Sublease and the granting of additional collateral and security interests for the benefit of the holders of the Original Notes and such Series of Expansion Notes, in the form and substance reasonably satisfactory to the Required Holders, (ix) the Board shall issue and sell to the Lessor a new series of Industrial Development Revenue Bonds (Winghaven/MasterCard Project) in aggregate principal amount equal to the additional Facility Costs for which the proceeds thereof will be used, and (x) an additional Investor Contribution shall be made in the amount equal to 3% of the additional Facility Costs for which the proceeds thereof will be used; and provided, further, that:

                  (i) no Indenture Default or Indenture Event of Default shall have occurred and be then continuing, and all payments theretofore required to be made on the Senior Secured Notes then outstanding shall have been made,

                  (ii) such Expansion Notes shall first be offered to the Offerees in accordance with Article 11 of the Series A Note Purchase Agreement (and any comparable provision of the Series B Note Purchase Agreement or any note purchase agreement with respect to any Series of the Expansion Notes then Outstanding), and if the Offerees do not desire to purchase such Expansion Notes, only to other Institutional Investors,

                  (iii) each such Institutional Investor then purchasing any such Expansion Notes shall have made representations substantially in the form set forth in Article 7 of the Series A Note Purchase Agreement,

                  (iv) the issuance and sale of such Expansion Notes could not, after giving effect to such issuance and sale, individually or in the aggregate, be reasonably expected to have a Material Adverse Effect, and

                  (v) the Indenture Trustee and each of the Noteholders shall have received (A) a resolution of the board of directors of the Lessee, certified by the Secretary or the Assistant Secretary of the Lessee, authorizing the Lessee's request to issue such Expansion Notes,
         (B) a resolution of the governing body of the Borrower, certified by the Secretary or the Assistant Secretary of the Borrower, authorizing the issuance of the Expansion Notes proposed to be issued, (C) resolutions of the Board and the Bond Sublessor, certified by the Secretary or the Assistant Secretary of the Board or the Bond Sublessor, as the case may be, authorizing the issuance of an appropriate series of Industrial Development Revenue Bonds (Winghaven/MasterCard Project) in aggregate principal amount equal to the additional Facility Costs for which the proceeds thereof will be used and authorizing the amendments to the Bond Lease and the Bond Sublease, as the case may be, (D) an application of the Borrower requesting the Trustee to authenticate and deliver such Expansion Notes and (E) an opinion of counsel reasonably satisfactory to the Indenture Trustee and the Required Holders stating that all conditions precedent, under this Indenture and the other Operative Agreements, to the issuance of such Expansion Notes have been fulfilled. The Indenture Trustee may consult with counsel, and the advice of such counsel shall be full and complete authorization and protection with respect to any action taken by the Indenture Trustee in connection with the issuance of any Expansion Notes.

         SECTION 2.2. INTEREST; PAYMENT OF SENIOR SECURED NOTES; SECURITY. (a) Each Senior Secured Note shall be dated and accrue interest from the date the purchase price for such Senior Secured Note is paid (whether to the Borrower or to its order) and shall bear interest on the unpaid principal amount thereof at the Interest Rate; provided, however, that if an Indenture Event of Default has occurred and is continuing, the unpaid principal amount of, and due and unpaid interest on, such Senior Secured Note shall bear interest at the Overdue Rate, until such Indenture Event of Default is cured.

                  (b) The interest on each Senior Secured Note shall be payable on the Payment Dates and in the amounts of interest specified in such Senior Secured Note, and the principal amount then owing on such Senior Secured Note shall be due and payable on the Maturity Date specified in such Senior Secured Note. The Senior Secured Notes are subject to prepayment as provided in
Article 7 hereof.

                  (c) The Borrower shall make all payments with respect to the Senior Secured Notes to the Indenture Trustee as provided in Schedule B hereto. The principal of, premium, if any, and interest on each Senior Secured Note shall be payable by the Indenture Trustee to the holder of such Senior Secured Note at the Indenture Trustee's Office in lawful money of the United States of America, against presentation of such Senior Secured Note for notation of the payment or prepayment made thereon or, in the case of a payment or prepayment which shall discharge all Indebtedness of the Borrower evidenced thereby, against surrender or assignment thereof.

                  (d) Notwithstanding the provision of Section 2.2(c) or any provision in the Senior Secured Notes to the contrary, the Indenture Trustee shall, if so requested by a Noteholder by written notice, pay all amounts payable by the Borrower hereunder to such Noteholder or a nominee therefor (i) by crediting, in immediately available funds, the amount to be distributed to such Noteholder to an account maintained by such Noteholder with the Indenture Trustee, (ii) by mailing a check payable in immediately available funds to such Noteholder at such address as Noteholder shall have specified in such notice, or
(iii) by wire transfer or other transfer in immediately available funds to such bank (for the account of Noteholder) as may be specified in such notice (which shall include the name of the bank, which shall be in the continental United States of America, such bank's address, ABA routing number and the name and telephone number of a contact person at such bank and shall acknowledge that a transfer fee is payable), in any case without any presentment or surrender of any Senior Secured Note; provided, however, that each Noteholder, by its acceptance of the Senior Secured Notes, agrees that (A) any Senior Secured Note paid or prepaid in full, upon the written request of the Borrower, shall be surrendered within thirty days after the receipt of such request to the Indenture Trustee (provided that the Indenture Trustee shall give each Noteholder a 30-day advance notice with respect to such surrender) for cancellation or assigned to such Person as the Borrower shall designate (without recourse to the assignor) concurrent with the making of the final payment of all amounts owing in respect of such Senior Secured Note on account of such Senior Secured Note, and

(B) such Noteholder shall not sell, transfer or otherwise dispose of such Senior Secured Note other than as provided in Section 2.6 hereof. Until the Indenture Trustee has been notified of a different payee or payment instructions with respect to any Purchaser, all payments to such Purchaser with respect to its Senior Secured Notes shall be made by the Indenture Trustee in the manner provided in Schedule A to the Note Purchase Agreements.

                  (e) If the scheduled date for any payment of interest on or principal of any Senior Secured Note shall not be a Business Day, then such payment need not be made on such scheduled date but may be made on the next following Business Day with the same force and effect as if made on such scheduled date.

                  (f)      Subject to the release provisions contained in
Section 5.4, all Outstanding Original Notes (and to the extent provided in Section 2.l(d), Expansion Notes) shall be equally and ratably secured by a first priority Lien on the Collateral, without preference, priority or distinction on account of the date or dates or the actual time or times of the issue of such Original Notes (and to the extent provided in Section 2.1(d), Expansion Notes), so that all Outstanding Original Notes (and to the extent provided in Section 2.l(d), Expansion Notes) shall have the same right, Lien and preference under and by virtue of the Security Documents and in respect of the Collateral.

                  (g) All Outstanding Original Notes (and to the extent provided in Section 2.l(d), Expansion Notes) shall also have the benefit, equally and ratably, of guarantees by and undertakings of (i) the Guarantor to the extent provided in the Guarantee, (ii) the Construction Agent, to the extent provided in Article VIII of the Facility Agency Agreement and (iii) the Insurer to the extent provided in (x) the Residual Value Policy and (y) the Construction Termination Policy.

         SECTION 2.3. THE REGISTER. The Indenture Trustee shall cause to be kept at the Indenture Trustee's Office (i) one or more books (the "REGISTER") for the registration of the Senior Secured Notes (including all transfers) and the name and address of the holders of the Senior Secured Notes.

         SECTION 2.4. REGISTRATION OF SENIOR SECURED NOTES; EXECUTION OF SENIOR SECURED NOTES. All Senior Secured Notes shall be registered as to principal amount and interest and may be issued in denominations of $100,000 or any multiple in excess thereof (except one Senior Secured Note of each Series may be issued to a Noteholder in a lesser denomination). The Senior Secured Notes shall be signed on behalf of the Borrower by one of its Responsible Officers.

         SECTION 2.5. CERTIFICATE OF AUTHENTICATION. No Senior Secured Note shall be valid or become obligatory for any purpose or be binding upon the Borrower, or be entitled to the benefits of this Indenture and the benefits and security of the Security Documents, unless and until it has been authenticated by the Indenture Trustee's execution of the certificate of authentication thereon in the form set forth as Exhibit B. The authentication and delivery by the Indenture Trustee of any Senior Secured Note shall be conclusive evidence that such Senior Secured Note has been duly issued and is entitled to the benefits of this Indenture and the benefits and security of the Security Documents, as herein provided.

         SECTION 2.6. TRANSFERS AND EXCHANGES. (a) The Senior Secured Notes shall be transferred or exchanged only on the Register. Any Senior Secured Note of any Series may, upon surrender to the Indenture Trustee at the Indenture Trustee's Office, be transferred or exchanged for one or more new Senior Secured Notes of the same Series in proper denominations as requested by a Noteholder, which new Senior Secured Notes of such Series shall be in an aggregate principal amount the same as the original principal amount of the Senior Secured Note of such Series so surrendered; provided, however, that in the case of a transfer to a third party, the Senior Secured Note to be transferred shall be accompanied by an instrument of transfer satisfactory to the Borrower and the Indenture Trustee; and provided, further, that in the case of a requested exchange or transfer of a lost, destroyed or stolen Senior Secured Note, a Noteholder shall not be required to surrender such Senior Secured Note, but shall furnish to the Borrower and the Indenture Trustee such security (which, if the Noteholder shall be an Institutional Investor, shall consist only of an agreement to indemnify the Borrower and the Indenture Trustee against loss or liability in connection with the issuance of Senior Secured Notes) and such evidence of loss, destruction, theft and ownership as they may reasonably require. The Borrower shall thereupon execute, and the Indenture Trustee shall authenticate and deliver, within five Business Days, a new Senior Secured Note or Senior Secured Notes in the requested denomination or denominations, for the same aggregate original principal amount of the same Series as the surrendered, lost, stolen or destroyed Senior Secured Note or Senior Secured Notes, and registered in the requested names. The Indenture Trustee shall not be required to transfer any Senior Secured Note on the Register within fifteen (15) days immediately preceding any Payment Date or the giving of any notice of prepayment.

         (b) The Indenture Trustee shall mark on each new Senior Secured Note (i) the principal amount of such new Senior Secured Note, (ii) the date to which interest has been paid on the Senior Secured Note or Senior Secured Notes so surrendered, lost, stolen or destroyed and (iii) the amount of all payments and prepayments of principal previously made on the Senior Secured Note or Senior Secured Notes so surrendered, lost, stolen or destroyed that are allocable to such new Senior Secured Note. Each payment of interest and principal and any other amounts payable on such new Senior Secured Note shall bear the same proportion to the corresponding payment of interest and principal and any other amounts on the Senior Secured Note or Senior Secured Notes so surrendered, lost, stolen or destroyed as the principal amount of such new Senior Secured Note bears to the principal amount of the Senior Secured Note or Senior Secured Notes so surrendered, lost, stolen or destroyed. Interest shall be deemed to have been paid or accrued, as the case may be, on such new Senior Secured Note to the date to which interest shall have been paid or shall have accrued, as the case may be, on the Senior Secured Note or Senior Secured Notes so surrendered, lost, stolen or destroyed, and all payments and prepayments of principal marked on such new Senior Secured Note shall be deemed to have been made thereon. Such new Senior Secured Note shall be dated the date of the Senior Secured Note or Senior Secured Notes so surrendered, lost, stolen or destroyed. No service charge shall be made for any exchange or transfer of Senior Secured Notes, but the Indenture Trustee may require payment by the Noteholder requesting such exchange or transfer of a sum to cover any Tax or governmental charge that may be imposed with respect thereto and the Indenture Trustee's reasonable fees with respect to issuing a replacement Senior Secured Note for any lost, stolen or destroyed Senior Secured Note. All Senior Secured Notes issued in exchange or substitution or replacement for Senior Secured Notes so surrendered, lost, stolen or destroyed shall be valid obligations of the Borrower, evidencing the same Indebtedness (and of the same Series) as the Senior Secured Notes surrendered, lost, stolen or destroyed and shall be entitled to the benefits of this Indenture and the benefits and security of the Security Documents, as the Senior Secured Notes surrendered, lost, stolen or destroyed.

         (c) The Borrower agrees to furnish with reasonable promptness, upon the request of any Noteholder which is an Institutional Investor, such information as is specified in paragraph (d)(4) of Rule 144A under the Securities Act (or any successor provision) to such Institutional Investor or to a prospective transferee of Senior Secured Notes, provided that such Institutional Investor informs the Borrower that it reasonably believes such transferee is a qualified institutional buyer within the meaning of Rule 144A, in order to permit compliance by such Institutional Investor with Rule 144A in connection with the transfer of such Senior Secured Note.

         (d) In the event that any Noteholder fails to provide a correct tax identification number to the Indenture Trustee, the Indenture Trustee may make a charge against such Noteholder sufficient to pay any governmental charges as the result of such failure. In compliance with Section 3406 of the Code, this amount may be deducted by the Indenture Trustee from amounts payable to such Noteholder under this Indenture or the Senior Secured Notes.

         SECTION 2.7. INDENTURE TRUSTEE AS AGENT. The Indenture Trustee is hereby appointed the agent of the Borrower for the payment of the Senior Secured Notes, and for registration, transfer and exchange of the Senior Secured Notes. Subject to the provisions of Section 2.2(d), Senior Secured Notes may be presented for payment at or sent to the Indenture Trustee's Office.

         SECTION 2.8. REGISTERED OWNER. The Borrower and the Indenture Trustee shall deem and treat the Person in whose name any Senior Secured Note shall be registered as the absolute owner thereof (whether or not such Senior Secured Note shall be overdue) for the purpose of receiving payments of principal, premium, if any, and interest on such Senior Secured Note and for all other purposes, and neither the Borrower nor the Indenture Trustee shall be affected by any notice to the contrary. All such payments made to or upon the order of such Person, including all payments made on the Senior Secured Notes to the Indenture Trustee as agent for the Noteholders, shall be valid and effective to satisfy and discharge the liability upon such Senior Secured Notes to the extent of the sums so paid.

         SECTION 2.9. CANCELLATION OR ASSIGNMENT OF SENIOR SECURED NOTES. All Senior Secured Notes surrendered for the purpose of payment, prepayment, transfer or exchange shall, if surrendered to any Person other than the Indenture Trustee, be promptly delivered to the Indenture Trustee for cancellation or assignment (without recourse). The Borrower shall promptly deliver to the Indenture Trustee for cancellation or assignment (without recourse), any Senior Secured Notes previously authenticated and delivered hereunder which the Borrower may have acquired in any manner whatsoever. All Senior Secured Notes surrendered to the Indenture

Trustee pursuant to this Section 2.9 shall be canceled or assigned (without recourse) by Indenture Trustee, and no Senior Secured Notes shall be issued in lieu thereof except as expressly required or permitted by this Indenture. The Indenture Trustee shall hold all such Senior Secured Notes until the Indebtedness under the Senior Secured Notes shall have been paid or purchased in full, at which time the Indenture Trustee shall either deliver such canceled or assigned Senior Secured Notes in the manner necessary to effect the discharge and release of this Indenture or, if no such delivery is necessary, shall deliver such canceled or assigned Senior Secured Notes to the Borrower or its assignee, as appropriate.

                                   ARTICLE 3

           REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER

         The Borrower hereby represents and warrants to, and covenants with, the Indenture Trustee, for the benefit of the Noteholders, as follows:

         SECTION 3.1. PERFORMANCE BY INDENTURE TRUSTEE. If an Indenture Event of Default has occurred and is continuing, the Indenture Trustee, without notice to the Borrower, may (but shall not be obligated to) make any payment or perform (or cause to be performed) any obligation of the Borrower hereunder or under the other Operative Agreements, in any form and manner deemed expedient by the Indenture Trustee, and any amount so paid or incurred (plus reasonable compensation to the Indenture Trustee for its out-of-pocket and other expenses for each matter for which it acts under the Indenture or under the Security Documents), with interest thereon at the Overdue Rate, will be added to the Indebtedness under the Senior Secured Notes and will be paid to the Indenture Trustee upon demand. Before taking such action the Indenture Trustee will first give at least ten (10) Business Days' prior written notice to the Borrower, unless (a) such obligation involves a failure to maintain required insurance or
(b) in the good faith judgment of the Indenture Trustee, immediate action is required in order to protect the Facility or the Collateral from loss or damage, or to remedy any imminent danger to the health, safety or property of any Person, or to avoid any imminent risk of criminal or material civil liability, in which cases no prior notice will be required. By way of illustration and not in limitation of the foregoing, the Indenture Trustee may, upon the occurrence and during the continuation of an Indenture Event of Default, do all or any of the following: (i) make payments of principal or interest or other amounts on any Lien, encumbrance or charge on the Facility or any of the Collateral; (ii) make repairs; (iii) collect rents and give acquittances; (iv) prosecute collection of the Collateral or proceeds thereof; (v) purchase, discharge, compromise or settle any tax Lien or any other lien, encumbrance, suit, proceeding, title or claim thereof; (vi) contest or settle any tax or assessment; (vii) redeem from any tax sale or forfeiture affecting the Facility; and (viii) perform any obligation under the Bond Lease, the Bond Sublease, the Lease the Bond Indenture or any other Operative Agreement. In making any payment or securing any performance relating to any obligation of the Borrower hereunder or under the Security Documents, the Indenture Trustee will be the sole judge of the legality, validity and amount of any Lien or encumbrance and of all other matters necessary to be determined in satisfaction thereof. No such action of the Indenture Trustee may be considered as a waiver of any right upon an Indenture Event of Default.

         SECTION 3.2. SUBROGATION. To the extent that the Indenture Trustee pays any sum under any provision of law or any instrument or document creating any Lien or other interest prior or superior to the Lien of any of the Security Documents and has the right to do so hereunder or under the Security Documents, or the Borrower or any other Person pays any such sum with the proceeds of the Senior Secured Notes secured thereby, then, to the extent permitted by law, the Indenture Trustee will have and be entitled to a Lien or other interest on the Collateral equal in priority to the Lien or other interest discharged and the Indenture Trustee will be subrogated to, and receive and enjoy all rights and Liens possessed, held or enjoyed by, the holder of such Lien, which will remain in existence and benefit the Indenture Trustee, with priority over the Senior Secured Notes.

         SECTION 3.3. FINANCIAL STATEMENTS; BOOKS AND RECORDS; INSPECTIONS. (a) The Borrower shall deliver to each Noteholder:

                           (i) Notice of Event of Default -- promptly, and in any event within five days after the Borrower becomes aware of the existence of any Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder, a written notice specifying the nature and period of existence thereof and what action the Borrower is taking or proposes to take with respect thereto;

                           (ii) Litigation -- promptly, and in any event within five days after the Borrower becomes aware of any litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or threatened by or against the Borrower, a written notice setting forth the nature thereof and the action, if any, that the Borrower proposes to take with respect thereto;

                           (iii) Notices from Governmental Authority -- promptly, and in any event within five days of receipt thereof, copies of any notice to the Borrower from any federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation which, individually or in the aggregate, could reasonably be expected to (x) have a material adverse effect on the assets, liabilities, operations, business, prospects or financial condition of the Borrower or on the Facility, (y) a material impairment of the ability of the Borrower to perform its obligations under this Indenture or any other Operative Agreement or (z) a material impairment of the rights of or benefits available to the Noteholders under this Indenture or any other Operative Agreement;

                           (iv) Material Adverse Effect - promptly, and in any event within five days after the Borrower receives written notice of any event or condition which, individually or in the aggregate, could reasonably be expected to (x) have a material adverse effect on the assets, liabilities, operations, business, prospects or financial condition of the Borrower or on the Facility, (y) a material impairment of the ability of the Borrower to perform its obligations under this Indenture or any other Operative Agreement or (z) a material impairment of the rights of or benefits available to the Noteholders under this Indenture or any other Operative Agreement, a written notice setting forth the nature thereof and the action, if any, that the Borrower proposes to take with respect thereto; and

                           (v) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Borrower or relating to the ability of the Borrower to perform its obligations hereunder and under the Senior Secured Notes as from time to time may be reasonably requested by any such Noteholder.

                  (b) The Borrower will keep adequate records and books of account reflecting all its financial transactions.

                  (c) During business hours and as often as the Indenture Trustee or any Noteholder may reasonably request upon at least three (3) Business Days' notice (except that in the case of an Indenture Event of Default, no prior notice need be given), the Borrower shall allow the Indenture Trustee or such Noteholder (or such Persons as the Indenture Trustee or such Noteholder may designate), at the Indenture Trustee's or such Noteholder's expense, as the case may be (except that in the case of an Indenture Event Default, any such inspection shall be made at the expense of the Borrower), to visit and inspect the Facility (subject to the provisions of the Lease) and to examine the records and books of account of the Borrower, wherever such records and books of account are located, and to discuss the affairs, finances and accounts of the Borrower with its officers and accountants (and by this provision, the Borrower authorizes such accountants to discuss the affairs, finances and accounts of the Borrower). Neither the Indenture Trustee nor any of the Noteholders will have any duty to make any such inspection, and the Borrower agrees that whether or not the Indenture Trustee or any Noteholder makes any such inspection will not limit any of the Indenture Trustee's or such Noteholder's rights or remedies, or the Borrower's obligations, hereunder or under the Security Documents.

         SECTION 3.4. FURTHER ASSURANCES; RECORDING. (a) The Borrower will, at its expense, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further acts, instruments and assurances reasonably required by the Indenture Trustee for the better granting to the Indenture Trustee of the Borrower's interest in the Collateral granted or intended to be granted by the Security Documents or for carrying out the intention of, or facilitating the performance of, this Indenture.

         (b) The Borrower will upon the execution and delivery hereof and thereafter from time to time, cause the Security Documents to be duly filed, registered and recorded, and will comply with all applicable statutes and regulations, as may be required by law to establish and maintain the Lien of the Security Documents as a valid first Lien of record on and a valid first perfected security interest in the Collateral, subject to Permitted Liens, and to establish, perfect, preserve and protect the rights of the parties thereto and their respective successors and assigns. The Borrower will, from time to time, perform or cause to be performed any other act as required by law, and will execute or cause to be executed any and all further instruments (including financing statements, continuation statements and similar statements with respect to any of said documents) reasonably requested by the Indenture Trustee or any Noteholder, for such purposes. If the

Borrower shall fail to comply with this Section 3.4, the Indenture Trustee will be and is hereby irrevocably appointed the agent and attorney-in-fact of the Borrower, with full power of substitution in the Borrower's name and on its behalf, to comply therewith (including the execution, delivery and filing of such financing statements, continuation statements and other instruments), but the Indenture Trustee's actions as such will not be deemed to prevent, or to have cured, any default under this Section 3.4. The Borrower will pay, or will cause the Lessee to pay, all recording taxes and fees incident to or in connection with the preparation, execution, delivery or acknowledgment of the Security Documents, any instruments of further assurance and the Senior Secured Notes.

         SECTION 3.5 PAYMENT OF OBLIGATIONS; RENT. (a) The Borrower will pay and perform, timely and in the manner required in the appropriate documents or instruments, all obligations in respect of the Senior Secured Notes. The Borrower will not claim any credit on, or make any deduction from interest, principal or Make Whole Premium, if any, payable on the Senior Secured Notes by reason of payment of any Rent or other amount payable with respect to, or levied or assessed or to be levied or assessed on, the Collateral or any part thereof or the Borrower's interest therein. The Borrower's payment obligations under this Indenture are independent of any obligations under any of the other Operative Agreements and may be satisfied only upon payment in full of all amounts due and payable under the Senior Secured Notes and this Indenture.

         (b) Without limiting the generality of the foregoing and subject to Section 3.5(c), the Borrower will pay (i) all taxes, levies, impositions and other charges imposed on, assessed, or levied upon the Borrower, and (ii) all income, excess profits, sales, gross receipts and other taxes, duties or imposts, whether similar or not in nature, assessed, levied or imposed by any Governmental Authority on the Borrower. Nothing in this Section 3.5 will require the payment by the Borrower of any net income or franchise or similar tax of the Noteholders or the Lessee.

         (c) The Borrower may, at its own expense, contest or cause to be contested (in the case of any item involving more than $100,000, after prior written notice to the Indenture Trustee and the Noteholders) by appropriate legal proceedings conducted in good faith and with due diligence, the existence, amount or validity or application, in whole or in part, of any item specified in
Section 3.5(b) or Lien therefor; provided that such contest will not (i) operate to suspend during the pendency thereof the collection of, or other realization upon, any Rent or other amount derived from, or payable with respect to, (A) the Facility or (B) any interest in the Facility and the other properties and rights included in the Collateral, or (ii) (v) subject the Rent under the Lease or any other part of the Collateral to loss, forfeiture or sale, (w) adversely affect the Lien of the Security Documents or any part of the Collateral, (x) interfere with the possession, use or occupancy of the Facility, (y) interfere with the due payment of any amount payable hereunder or under the Senior Secured Notes, or (z) subject the Indenture Trustee or the Noteholders to the risk of any civil or criminal liability.

         SECTION 3.6. TRANSFER TAXES; FILINGS; LIEN TAXES. (a) To the extent the laws of any state within which any portion of the Collateral is located require a transferee of real property or an interest therein to withhold from the transferor and remit to the taxing authorities of such state any portion of the consideration paid therefor, or to demonstrate entitlement to any exemption from such withholding, the Borrower has complied fully with such requirements.

         (b) If any Legal Requirement at any time provides for any deduction from the value of the Collateral in connection with any impositions on the Lien of the Security Documents or changes in any way the laws for taxation of any Indebtedness secured thereby or the manner of collection of any such impositions so as to impose any Impositions upon or otherwise affecting this Indenture, and if such impositions are payable by the Indenture Trustee or any Noteholder, the Borrower shall pay or cause to be paid to the Indenture Trustee or such Noteholder, as the case may be, the amount of all such impositions before such impositions are due.

         SECTION 3.7. EXISTENCE; GOVERNMENTAL REQUIREMENTS. The Borrower will at all times maintain its existence. The Borrower will at all times keep in full force and effect all of its franchises, rights, permits, licenses and consents as may be required by any Governmental Authority for the conduct of its business and the ownership, leasing, mortgaging and encumbering of the Collateral. Unless required by the Legal Requirements or permitted to be made by the Lessee without the Borrower's consent under the Lease, or unless the Required Holders will have otherwise first agreed in writing, the Borrower will not make or allow any changes to be made in the nature of the currently contemplated occupancy or use of the Facility or any portion thereof. The Borrower will not initiate or acquiesce in any change in any zoning or other land use classification now or hereafter in effect and affecting the Facility or any part thereof without in each case obtaining the prior written consent of the Required Holders. The Borrower will comply with or cause to be complied with in all material respects
(a) every Legal Requirement applicable to the Collateral or to the Borrower and
(b) every material contract, agreement or other instrument applicable to the Collateral or the ownership, occupancy or use of the Facility or to the Borrower. Notwithstanding the foregoing, the Borrower will have the right to diligently contest any Legal Requirement so long as such contest will not (i) operate to suspend during the pendency thereof the collection of, or other realization upon, any Rent or other amount derived from, or payable with respect to, (A) the Facility or (B) any interest in the Facility and the other properties and rights included in the Collateral, or (ii) (v) subject the Rent under the Lease or any other part of the Collateral to loss, forfeiture or sale,
(w) adversely affect the Lien of the Security Documents or any part of the Collateral, (x) interfere with the possession, use or occupancy of the Facility,
(y) interfere with the due payment of any amount payable hereunder or under the Senior Secured Notes, or (z) subject the Indenture Trustee or the Noteholders to the risk of any civil or criminal liability.

         SECTION 3.8. SECURITY INTEREST IN THE BONDS. The Indenture Trustee is and at all times will be a registered pledgee of the Bonds and of the Bond Documents. The Indenture Trustee has and at all times will have a first priority Lien on the Bonds, subject to no other Liens.

         SECTION 3.9. REPRESENTATIONS, WARRANTIES AND COVENANTS IN THE OPERATIVE AGREEMENTS. All of the representations, warranties and covenants made by the Borrower in each of the other Operative Agreements are hereby incorporated herein by reference thereto and affirmed by the Borrower.

                                    ARTICLE 4

       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INDENTURE TRUSTEE

         SECTION 4.1. REPRESENTATIONS AND WARRANTIES OF THE INDENTURE TRUSTEE. State Street Bank and Trust Company of Missouri, N.A., in its individual capacity and as the Indenture Trustee, represents and warrants, as of the date hereof, to each of the other parties as follows:

                  (a) State Street Bank and Trust Company of Missouri, N.A. is a national banking association duly organized, validly existing and in good standing under the laws of the United States of America, and has the corporate power and authority to enter into and perform its obligations under the Operative Agreements to which it is a party.

                  (b) This Indenture and each of the Operative Agreements to which State Street Bank and Trust Company of Missouri, N.A. is a party (as the Indenture Trustee and, to the extent expressly so provided therein, in its individual capacity) have been duly authorized by all necessary corporate action on the part of State Street Bank and Trust Company of Missouri, N.A. and have been duly executed and delivered by State Street Bank and Trust Company of Missouri, N.A. (as the Indenture Trustee or in its individual capacity, as the case may be), and the execution, delivery and performance hereof and thereof do not (i) require any approval of the stockholders of State Street Bank and Trust Company of Missouri, N.A. or any approval or consent of any trustee or holders of any Indebtedness or obligations of State Street Bank and Trust Company of Missouri, N.A.; (ii) require any Governmental Action to be taken by State Street Bank and Trust Company of Missouri, N.A. (as the Indenture Trustee or in its individual capacity, as the case may be) with respect to any Governmental Authority of the United States of America governing the banking, trust or fiduciary powers of State Street Bank and Trust Company of Missouri, N.A. or by any such Governmental Authority; (iii) contravene any Legal Requirement of the United States of America, or any rule or regulation thereunder, governing the banking, trust or fiduciary powers of State Street Bank and Trust Company of Missouri, N.A. or any order or judgment applicable to or binding on it; or (iv) contravene or result in any breach of or constitute any default under the charter or by-laws of State Street Bank and Trust Company of Missouri, N.A. or any indenture, mortgage, loan agreement, lease or other agreement or instrument to which State Street Bank and Trust Company of Missouri, N.A. is a party or by which any of its properties is bound.

                  (c) This Indenture and, to the extent that State Street Bank and Trust Company of Missouri, N.A. is a party thereto in its individual capacity, the Operative Agreements constitute the legal, valid and binding obligations of State Street Bank and Trust Company of Missouri, N.A. enforceable against it in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of the rights of creditors, mortgagees or lessors in general and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (d) There is no action, suit or proceeding pending or, to the best knowledge of State Street Bank and Trust Company of Missouri, N.A., threatened against State Street Bank and Trust Company of Missouri, N.A. (as the Indenture Trustee or in its individual capacity) before or by any Governmental Authority that questions the validity or enforceability of this Indenture or any other Operative Agreement to which State Street Bank and Trust Company of Missouri, N.A. (either in its individual capacity or as the Indenture Trustee) is a party or that could reasonably be expected to materially adversely affect the ability of State Street Bank and Trust Company of Missouri, N.A. (either in its individual capacity or as the Indenture Trustee) to perform its obligations under the Operative Agreements to which State Street Bank and Trust Company of Missouri, N.A. (as the Indenture Trustee or in its individual capacity) is a party.

                  (e) The execution, delivery and performance by State Street Bank and Trust Company of Missouri, N.A. (as the Indenture Trustee or in its individual capacity) of the Operative Agreements to which it is a party will not subject the Collateral, or any portion thereof, to any Indenture Trustee's Lien.

                  (f) State Street Bank and Trust Company of Missouri, N.A. has not (either in its individual capacity or as Indenture Trustee), nor has reason to believe that any Person authorized to act on its behalf (in either such capacity) has, directly or indirectly offered any interest in any of the Collateral or the Senior Secured Notes or any similar security for sale to, nor solicited offers to buy any of the same from, or otherwise approached or negotiated with respect to any of the same with, any Person, nor has taken, nor will take, any action that would subject the issuance or sale of the Senior Secured Notes to the registration requirements of Section 5 of the Securities Act.

         SECTION 4.2. COVENANTS OF THE INDENTURE TRUSTEE. State Street Bank and Trust Company of Missouri, N.A., as the Indenture Trustee and in its individual capacity, covenants and agrees with each of the other parties as follows:

                  (a) State Street Bank and Trust Company of Missouri, N.A. shall not, directly or indirectly, create, incur, assume or suffer to exist, and at its own cost and expense (without any right of indemnity under this Indenture or any other Operative Agreement) shall promptly take such action as may be necessary duly to discharge, any Indenture Trustee's Lien. State Street Bank and Trust Company of Missouri, N.A. (in its individual capacity) shall indemnify on an After Tax Basis and hold harmless the Borrower and the Noteholders and their respective successors, assigns, servants and agents against any and all damages, losses, costs, expenses and liabilities (including attorneys' fees and expenses), of any kind whatsoever, and any reduction in the amount payable out of the Collateral or in respect of any Senior Secured Notes, imposed on, incurred by or asserted against any of the foregoing in respect of the imposition, enforcement or removal of any Indenture Trustee's Lien.

                                    ARTICLE 5

                  POSSESSION, USE AND RELEASE OF THE COLLATERAL

         SECTION 5.1. CONDEMNATION AND CASUALTY. (a) Upon the occurrence and during the continuation of an Indenture Event of Default, the Indenture Trustee may participate in any proceedings relating to any Casualty or Condemnation, and the Borrower shall deliver all instruments reasonably requested by the Indenture Trustee to permit such participation. In any such proceeding, the Indenture Trustee may be represented by its own counsel.

                  (b) Any insurance proceeds, awards or compensation (other than in respect of Excepted Payments) with respect to the Collateral and payable or assigned to the Borrower by any Person are hereby assigned to and shall be paid to the Indenture Trustee, subject to the rights thereto of the Lessee pursuant to the Lease and the rights thereto of the Borrower hereunder and under the Security Documents. Any proceeds, awards or compensation so assigned to and received by the Indenture Trustee shall be held as part of the Collateral and be invested and applied as provided in Article 6.

         SECTION 5.2. MONEYS RECEIVED BY THE INDENTURE TRUSTEE. All payments and deposits received by the Indenture Trustee pursuant to this Indenture shall become part of the Collateral and shall be applied pursuant to Article 6.

         SECTION 5.3. INDENTURE TRUSTEE'S RIGHTS TO ACT. (a) Upon the occurrence and during the continuation of an Indenture Event of Default, the Indenture Trustee shall have the right and power (which right and power are coupled with an interest), and is hereby irrevocably appointed the agent and attorney-in-fact of the Borrower and of any and every future assignee or owner of the Facility or any portion thereof, to take all actions necessary or appropriate to comply with the applicable provisions of the Lease, including the execution and delivery, in the name and on behalf of the Borrower or other assignee or owner of the Facility or any portion thereof, of a deed or other instrument of conveyance or assignment, conveying and assigning the Facility to the Lessee or other Person or its designee pursuant to the Lease.

                  (b) Each deed or other instrument of conveyance or assignment executed and delivered by the Indenture Trustee pursuant to this
Section 5.3 shall be binding upon the Borrower and every future owner of the Facility with the same effect as if the Borrower and every such owner had personally executed and delivered the same, and so long as the Security Documents have not been released pursuant to Section 5.4, every such owner by receipt or acquisition of any right, title or interest in the Facility hereby irrevocably appoints the Indenture Trustee as its agent and attorney-in-fact with the power and authority (which power and authority are coupled with an interest) to execute and deliver such deeds or other instruments of conveyance or assignment in its behalf and name upon the occurrence and during the continuation of an Indenture Event of Default.

                  (c) The discretionary rights of the Indenture Trustee under this Indenture shall not be construed as duties and the Indenture Trustee shall not be required to take any discretionary action unless directed by the Required Holders.

         SECTION 5.4. RELEASE; NO PARTIAL RELEASES. Upon the Indenture Trustee's receipt at any time of payment in full of all of the Indebtedness under the Senior Secured Notes, the Security Documents shall terminate and the Indenture Trustee, at the Borrower's expense, shall take such action and execute and deliver such documents and instruments as shall be reasonably required to release the Lien of the Security Documents with respect to all of the Collateral. Except as otherwise provided in Article 6, no Collateral shall be released for so long as any Series of Senior Secured Notes shall remain Outstanding.

                                    ARTICLE 6

                        RECEIPT AND APPLICATION OF MONEYS

         SECTION 6.1. RECEIPT OF MONEYS, (a) The Indenture Trustee shall receive and collect all payments under the Bonds, whether attributable to Basic Rent, Supplemental Rent or any other amount payable under the Bond Lease, the Bond Sublease or the Lease (other than the Excepted Payments and Supplemental Rent payable to Persons other than the Board, the Bond Sublessor, the Borrower or the Investor), and all other moneys paid to the Indenture Trustee with respect to the Facility or any other properties or rights included in the Collateral or under the Guarantee or the Other Operative Agreements, and the Indenture Trustee shall hold and disburse the same pursuant to this Indenture. The Indenture Trustee may demand and enforce payment thereof and may take such other action as it deems necessary or advisable in connection therewith (to the extent not inconsistent with the provisions of the Operative Agreements). The Indenture Trustee shall in no event be required to advance funds and shall only be required to make payment to the Noteholders or any other Person to the extent funds are available therefor in the account established pursuant to this Indenture for receipt and collection of such moneys.

         (b) During the Construction Period, the Indenture Trustee shall receive and collect (by virtue of payments of interest on the Bonds as disbursements under the Escrow Agreement) interest on the Original Notes and the Investor Yield and shall cause the application and distribution thereof in accordance with Section 6.2(a).

         SECTION 6.2. MONEYS ATTRIBUTABLE TO THE LEASE. Moneys received by the Indenture Trustee pursuant to Section 6.1 (a) shall, except as otherwise provided in this Article 6, be applied as follows:

                  (a)      BASIC RENT AND SUPPLEMENTAL RENT

                           Except to the extent any moneys are attributable to
Excepted Payments, the Termination Value, the Maximum Residual Guarantee Amount, the Construction Termination Amount, Net Proceeds or any similar amount, all of which shall be applied pursuant to Section 6.2(b), each payment under the Bonds attributable to Basic Rent and Supplemental Rent received by the Indenture Trustee shall be (i) applied immediately, in the case of any payment which is overdue under the Senior Secured Notes or the Investor Contribution, and (ii) otherwise, applied on the Payment Date occurring on or immediately after the date such payment is received, first, to the payment on such date of the interest then due and payable on the Senior Secured Notes, allocated among the Senior Secured Notes in direct relation to their Outstanding principal balances, second, so long as (x) no Independent Event of Default shall have occurred and be continuing and (y) no Series of Senior Secured Notes shall have been accelerated, to the payment of the Investor Yield, and third, so long as no Indenture Event of Default or Indenture Payment Default shall have occurred and be continuing, the excess, if any, shall be paid on such date to the Lessee or upon its written order, free of the Lien of the Security Documents.

                  (b)      TERMINATION AMOUNTS

                  So long as no Indenture Event of Default or Indenture Payment Default has occurred and is continuing:

                           (i)      Moneys (other than Excepted Payments)
received by the Indenture Trustee on the account of the Bonds attributable to the Termination Value pursuant to Section 10.1 or 3.6 of the Lease or Section 8.2(b)(i) of the Facility Agency Agreement shall be applied, on the date of receipt thereof, but after the payment of any interest on the Senior Secured Notes and any Investor Yield then due and payable, first, to the payment of the outstanding principal of the Senior Secured Notes, together with accrued and unpaid interest thereon to the payment date, allocated among the Senior Secured Notes in direct relation to their Outstanding principal balances, second, to the payment of all other amounts then due and owing under the Senior Secured Notes, third, to the payment of the Make Whole Premium (except in the case of prepayments made pursuant to Section 3.6 of the Lease), fourth, to the payment of the Investor Contribution, fifth, to the payment of any applicable Investor Premium, and sixth, to the Lessee or upon its written order, free of the Lien of the Security Documents.

                           (ii)     Moneys (other than Excepted Payments)
received by the Indenture Trustee on the account of the Bonds attributable to the Maximum Residual Guarantee Amount pursuant to Section 10.2 of the Lease or the Construction Termination Amount pursuant to Section 8.2(b)(ii) of the Facility Agency Agreement shall be applied, on the date of receipt thereof, but after the payment of any interest on the Senior Secured Notes and any Investor Yield then due and payable, first, to the payment of the outstanding principal of the Senior Secured Notes, together with accrued and unpaid interest thereon to the payment date (for the payment of which, during the Construction Period, the Indenture Trustee shall first draw Escrowed Funds (to the extent available) pursuant to the Escrow Agreement, including the Standing Orders), allocated among the Senior Secured Notes in direct relation to their Outstanding principal balances, second, to the payment of all other amounts then due and owing under the Senior Secured Notes allocable to the principal amount of the Senior Secured Notes then being paid pursuant to clause first and third, to the payment of the Make Whole Premium (in the case of an election under Section 8.2(b)(ii) of the Facility Agency Agreement) in the same proportions as provided in clause first.

                           (iii)    Moneys received by the Indenture Trustee
from the Insurer under the Residual Value Policy or the Construction Termination Policy shall be applied, on the date of receipt thereof, first, to the payment of the outstanding principal of the Senior Secured Notes, together with accrued and unpaid interest thereon to the payment date (for the payment of which, during the Construction Period, the Indenture Trustee shall first draw Escrowed Funds (to the extent available) pursuant to the Escrow Agreement, including the Standing Orders), allocated among the Senior Secured Notes in direct relation to their Outstanding principal balances, second, to the payment of all other amounts then due and owing under the Senior Secured Notes allocable to the principal amount of the Senior Secured Notes then being paid pursuant to clause first and third, to the payment of the Make Whole Premium (in the case of an election under Section 8.2(b)(ii) of the Facility Agency Agreement) in the same proportions as provided in clause first.

                           (iv)     Moneys (other than Excepted Payments)
received by the Indenture Trustee as the proceeds from the sale of the Facility sold pursuant to Section 10.3 of the Lease or by the Borrower or the Indenture Trustee, as the case may be, upon the Lessee's surrendering the Facility pursuant to Section 8.2(b)(ii) of the Facility Agency Agreement shall be applied, on the date of receipt thereof, but after the payment of any interest on the Senior Secured Notes and any Investor Yield then due and payable, first, to the payment of all reasonable costs and expenses incurred by the seller of the Facility in connection with such sale, second, to the payment of the Outstanding principal of the Senior Secured Notes, together with accrued and unpaid interest thereon (for the payment of which, during the Construction Period, the Indenture Trustee shall first draw Escrowed Funds (to the extent available) pursuant to the Escrow Agreement, including the Standing Orders), allocated among the Senior Secured Notes in direct relation to their Outstanding principal balances, third, to the payment of all other amounts then due and owing under the Senior Secured Notes, fourth, to the payment of the Make Whole Premium (in the case of an election under Section 8.2(b)(ii) of the Facility Agency Agreement) in the same proportions as provided in clause second, fourth, to the payment of the Investor Contribution fifth, to the payment of any applicable Investor Premium, and sixth, to the Lessee or upon its written order, free of the Lien of the applicable Security Documents.

                           (v)      Whenever the foregoing provisions of this
Section 6.2(b) require the Indenture Trustee to apply moneys received by it to the payment of the Outstanding principal of the Senior Secured Notes, together with the accrued and unpaid interest thereon, such moneys shall first be applied to the payment of such accrued and unpaid interest (for the payment of which, during the Construction Period, the Indenture Trustee shall first draw Escrowed Funds (to the extent available) pursuant to the Escrow Agreement, including the Standing Orders) and then to the payment of such Outstanding principal. Whenever the foregoing provisions of this Section 6.2(b) require the Indenture Trustee to apply moneys received by it to the payment of the Investor Contribution, together with the accrued and unpaid Investor Yield, such moneys shall first be applied to the payment of such accrued and unpaid Investor Yield and then to the payment of the Investor Contribution.

                  (c)      DISTRIBUTION AFTER DEFAULT

                           If, at the time of receipt by the Indenture Trustee
of any moneys (other than Excepted Payments) pursuant to Section 6.l(a), there shall have occurred and be continuing an Indenture Event of Default or Indenture Payment Default, then the Indenture Trustee shall retain such moneys (but after the application thereof to the payment of any amount then due and owing to the Indenture Trustee or otherwise secured by the Security Documents), as part of the Collateral solely for the benefit of the Noteholders and shall not distribute anything to the Borrower or the Lessee except as follows:

                           (i)      at such time as there shall not be
continuing any Independent Event of Default and all amounts then due and payable by the Borrower under the Operative Agreements shall have been indefeasibly paid in full, the moneys available to pay amounts due and payable to the Investor shall be distributed to it or upon its written notice, free of the Lien of the Security Documents;

                           (ii)     at such time as there shall not be
continuing any Indenture Event of Default or Indenture Payment Default and all amounts then due and payable by the Borrower and/or the Lessee under the Operative Agreements shall have been indefeasibly paid in full, the remainder of the moneys shall be distributed to the Lessee or upon its written notice, free of the Lien of the Security Documents, and

                           (iii)    at such time as the Senior Secured Notes
shall have been declared, or shall have become, due and payable pursuant to
Section 8.2(b), all such moneys shall be distributed pursuant to Section 8.2(f).

                  (d)      PROCEEDS OF INSURANCE; CONDEMNATION AWARDS

                           All Net Proceeds (other than the Excepted Payments)
received by the Indenture Trustee under any policy of insurance and from self-insurance with respect to matters otherwise covered by property insurance and all Net Proceeds received by the Indenture Trustee as awards or compensation with respect to a Condemnation shall be held by the Indenture Trustee as part of the Collateral and be applied as follows:

                           (i)      All such Net Proceeds received or payable
pursuant to Section 8.1 or 8.2 of the Lease, together with the net amount of investment earnings on the total of such Net Proceeds, shall be applied in accordance with Section 6.2(b)(i) if the Lessee makes an offer to purchase the Facility in accordance with Section 3.6 of the Lease.

                           (ii)     All such Net Proceeds received on account of
any other Casualty or Condemnation, together with the net amount of investment earnings on such Net Proceeds, shall be applied in accordance with clauses (i) through (iv), inclusive, of Section 8.1 of the Lease and Section 8.2(b) of the Lease.

                  (e)      CASUALTY INSURANCE PROCEEDS

                           Subject to Section 8. l(a) of the Lease, moneys
received by the Indenture Trustee under any policy of casualty insurance and from self-insurance with respect to matters otherwise covered by casualty insurance shall be paid to the respective parties suffering the injury, loss, damage or liability with respect to which such payment is made.

                  (f)      MONEYS UNDER THE GUARANTEE

                           Moneys received by the Indenture Trustee under the
Guarantee with respect to any Guaranteed Obligations shall be applied in accordance with the provisions of this Section 6.2 to which such Guaranteed Obligations relate.

                  (g)      MINOR RELEASES

                           (i)      Upon the removal of any Modifications (or
any part thereof) pursuant to Section 7.2 of the Lease and the replacement thereof in accordance with Section 7.2 of the Lease, such Modifications so removed shall be automatically (and without the necessity for any further act) released from the Lien of the Security Documents and the replacement Modifications shall automatically become part of the Collateral.

                           (ii)     Moneys received by the Indenture Trustee, if
any, representing payments under any warranty or other claims against dealers, manufacturers, vendors, contractors and subcontractors relating to the Collateral shall be delivered to the Lessee so long as no Lease Event of Default is continuing under the Lease and no Senior Secured Notes shall be due and payable under Section 7.2 or 8.2(b).

                  (h)      REMITTANCE TO THE LESSEE

                  Except as otherwise provided in this Section 6.2, the Indenture Trustee hereby agrees that the Indenture Trustee shall remit to the Lessee the amount of excess, if any, of the moneys (other than the Excepted Payments) received by the Indenture Trustee on any Payment Date over the amounts due and payable to the Noteholders, the Indenture Trustee, the Trust Company or the Investor on such date; provided, however, that immediately before and after giving effect to such remittance, no Indenture Event of Default or Indenture Payment Default shall have occurred and be continuing.

         SECTION 6.3. MONEYS HELD IN COLLATERAL; INVESTMENTS. Moneys from whatever source received (whether as payments or deposits) by the Indenture Trustee pursuant to any provision of this Indenture shall be held as part of the Collateral in trust, pending application thereof in accordance with the other provisions of this Article 6. Such moneys held by the Indenture Trustee (i) shall be segregated from the other assets owned or managed by the Indenture Trustee, and (ii) shall be promptly invested or reinvested in the SSgA U.S. Treasury Money Market Fund or such other Permitted Investments as the Borrower shall specify in writing from time to time; provided, however, that the Indenture Trustee shall not be responsible for any loss incurred in connection with such investment or reinvestments, and, if an Indenture Event of Default or Indenture Payment Default has occurred and is continuing, the Indenture Trustee shall be free (without notice to or approval by the Borrower) to invest in the SSgA U.S. Treasury Money Market Fund as may be appropriate (in its absolute discretion) in connection with exercising its remedies hereunder. All such investments and the proceeds of the sale or payment thereof and all other income resulting from such investments shall be held and applied by the Indenture Trustee (except as may be otherwise expressly provided herein) for the same purposes as the funds used to make such investments. The Indenture Trustee shall sell all or any designated part of such securities if (i) so directed in writing by the Borrower (so long as no Indenture Event of Default or Indenture Payment Default has occurred and is continuing) or (ii) at any time the proceeds thereof are required for any application authorized pursuant to this Indenture. If such sale (or any payment at maturity) produces a net sum greater than the cost (including accrued interest paid as such) of the securities so sold or paid, the Indenture Trustee shall, so long as no Indenture Event of Default or Indenture Payment Default shall have occurred and be continuing, pay the excess, if any, available on the next Payment Date to the Lessee, subject to the other provisions of this Indenture. Any and all investments held by the Indenture Trustee shall, unless in bearer form, be registered and held in the name of the Indenture Trustee or its nominee.

         SECTION 6.4. OTHER PAYMENTS. So long as no Indenture Default or Indenture Event of Default shall have occurred and be continuing, any amounts received by the Indenture Trustee for which the Indenture Trustee reasonably determines that no provision as to the application thereof is made in this Indenture shall be remitted promptly by the Indenture Trustee to the Lessee or upon its written order, free of the Lien of the Security Documents.

         SECTION 6.5. RELEASE OF LIEN. Upon the Indenture Trustee's payment, distribution, remittance or release to the Borrower or the Lessee of any moneys received or held by the Indenture Trustee in respect of the Collateral, such moneys shall be automatically released from the Lien of the applicable Security Documents, without limiting the obligation of the Borrower and of the Lessee to pay over to the Indenture Trustee all cash and other property required pursuant to this Indenture to be part of the Collateral and subject to the Lien of the Security Documents.

                                    ARTICLE 7

                                   PREPAYMENT

         SECTION 7.1. GENERALLY. No prepayment of any Senior Secured Note may be made except to the extent and in the manner expressly permitted or required by this Indenture.

         SECTION 7.2. MANDATORY PREPAYMENT. (a) The principal of the Senior Secured Notes, together with the accrued interest and the Make Whole Premium (if any) thereon, shall be subject to mandatory prepayment as follows:

                  (i) In connection with the occurrence of an Event of Loss and the Lessee's purchase of the Facility in accordance with Section 3.6 of the Lease, the entire principal amount of the then Outstanding Senior Secured Notes, together with all accrued and unpaid interest thereon to the payment date, but without any Make Whole Premium, shall become due and payable on the termination date specified in the Lease.

                  (ii) In connection with receipt by the Indenture Trustee of any written notice from the Lessee of its intention to purchase the Facility or the Borrower's interest in the Facility pursuant to the Purchase Option under
Section 10.1 of the Lease, the entire principal amount of the then Outstanding Senior Secured Notes, together with all accrued and unpaid interest thereon to the payment date and the Make Whole Premium, shall become due and payable on the Purchase Date.

                  (iii) If the Completion Date does not occur on or prior to the Outside Completion Date, the entire principal amount of the then Outstanding Senior Secured Notes, together with all accrued and unpaid interest thereon to the payment date and the Make Whole Premium, shall become due and payable on the Outside Completion Date, unless this prepayment event is waived by the Required Holders.

                  (b) Any payments made to the Indenture Trustee in connection with any of the events described in this Section 7.2(a) shall be applied to the prepayment of the Senior Secured Notes as provided in Section 6.2(b). Upon the acceleration of the maturity of any of the Senior Secured Notes pursuant to Section 8.2(b), any moneys paid in connection therewith shall be applied to the payment of such Senior Secured Notes as provided in Section 8.2(f).

         SECTION 7.3. NOTICE OF PREPAYMENT; DEPOSIT OF MONEYS. In case of any prepayment of the Senior Secured Notes pursuant to Section 7.2(a), the Borrower shall give to the Indenture Trustee written notice not fewer than ten (10) days prior to the scheduled prepayment date. Such notice shall specify the scheduled prepayment date, the amount of accrued and unpaid interest on the Senior Secured Notes, the Investor Yield and the amount of the Make Whole Premium and the Investor Premium to be paid, if any. On or prior to 11:00 a.m., New York City time, on the scheduled prepayment date, the Borrower shall deposit immediately available funds, sufficient to make such prepayment, with the Indenture Trustee.

                                    ARTICLE 8

                      INDENTURE EVENTS OF DEFAULT; REMEDIES

         SECTION 8.1. INDENTURE EVENTS OF DEFAULT. The term "INDENTURE EVENT OF DEFAULT", wherever used herein, shall mean any of the following events, and any such event shall continue to be an Indenture Event of Default until remedied:

                  (a) any default in the payment of any principal or the Make Whole Premium, if any, on any of the Senior Secured Notes, the Investor Contribution or any Investor Premium, when and as the same shall become due and payable, whether at maturity, by acceleration or any prepayment or otherwise, as provided in the Senior Secured Notes and this Indenture; or

                  (b) any default in the payment of interest on, or any other amount under, the Senior Secured Notes or this Indenture or Investor Yield or any other amount with respect to the Investor Contribution, when and as the same shall become due and payable, and such default shall have continued for three days; or

                  (c) any representation or warranty of the Borrower set forth in any Operative Agreement or in any certificate delivered pursuant thereto was incorrect in any material respect when made; or

                  (d) any default by the Borrower in the due observance or performance of any covenant, condition or agreement contained in Section 8.2 of the Participation Agreement; or

                  (e) any default in the due observance or performance of any other covenant, condition or agreement of the Borrower contained herein or in any other Operative Agreement and such default shall have continued for thirty (30) days after the Borrower shall have been given a notice specifying such default or should have become aware of such default; provided that such 30-day period shall be extended (up to a maximum period of 180 days) as to defaults which cannot be cured with the payment of money but are curable, though not reasonably capable of cure within such 30-day period, so long as the Borrower has commenced to cure such default prior to the end of such 30-day period and diligently prosecutes such cure to completion and such extension, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect; or

                  (f) (i) a Lease Event of Default, (ii) an Agency Agreement Event of Default, (iii) an event of default under the Escrow Agreement or (iv) a Bond Event of Default shall have occurred and be continuing; or

                  (g) a custodian (or similar official) for purposes of any federal bankruptcy statute of substantially all of the property of the Borrower, the Board, the Bond Sublessor, the Lessee or any other Person then owning any interest in the Facility or any other property included in the Collateral, or of any of such Persons, is appointed or otherwise takes possession thereof or a receiver, United States Trustee, trustee or liquidator (or other similar official) of any of the property included in the Collateral or of any such Person, or of any such Person, shall be appointed in any bankruptcy or similar proceeding or by any federal or state officer or agency and shall not be discharged within sixty (60) days after such appointment or any such Person shall by any act indicate its approval of, consent to or acquiescence in such appointment or by decree of any court shall be adjudicated a bankrupt under any state or federal bankruptcy law or be declared insolvent; or

                  (h) the Borrower, the Board, the Bond Sublessor, the Lessee or any other Person then owning any interest in the Facility or any other property included in the Collateral shall be dissolved, or any such Person shall file a petition commencing a voluntary case under any federal bankruptcy or similar law or in bankruptcy or for reorganization or for an arrangement pursuant to any state bankruptcy or similar law or shall make an assignment for the benefit of its creditors or shall admit in writing its inability to pay its debts generally as they become due or shall consent to the appointment of a receiver of any substantial portion of its properties; or a petition or any answer proposing or an application for the reorganization of such Person pursuant to the Bankruptcy Code or any similar law, federal or state, shall be filed in, any court and any such Person shall by any act indicate its approval thereof, consent thereto or acquiescence therein; or

                  (i) the Borrower, the Board, the Bond Sublessor, the Lessee or any other Person then owning any interest in the Facility or any other property included in the Collateral shall generally not pay its debts as such debts become due or if an involuntary case against any such Person, as debtor, is commenced by a petition for reorganization or liquidation under any federal bankruptcy or similar law, federal or state, and if such petition shall not be discharged, stayed or denied within sixty (60) days after the date on which such petition was filed; or

                  (j) a judgment, decree, writ, warrant of attachment or similar process in an amount equal to or exceeding $500,000 is entered against the Borrower or the Facility, if such judgment, decree, writ, warrant of attachment or similar process is not adequately covered by insurance or has not been satisfied, vacated, discharged, appealed from (with execution or similar process continuously stayed) within thirty (30) days of such judgment's entry;

                  (k) the Guarantor shall fail to perform or observe any covenant or agreement of the Guarantor set forth in the Guarantee, or the Guarantee shall not be in full force and effect or shall not be enforceable against the Guarantor in accordance with its terms, or the Guarantee shall be disaffirmed, repudiated, revoked or declared null and void; or

                  (1) the Insurer, the Borrower or the Lessee shall fail to perform or observe any of its covenants and agreements set forth in the Residual Value Policy or in the Construction Termination Policy, as the case may be, or the Residual Value Policy or the Construction Termination Policy, as the case may be, shall not be in full force and effect or shall not be enforceable against the Insurer in accordance with its terms, or the Residual Value Policy or the Construction Termination Policy, as the case may be, shall be disaffirmed, repudiated, revoked or declared null and void.

         SECTION  8.2. REMEDIES.

                  (a)      DEFAULT INTEREST

                  Interest ("OVERDUE INTEREST") shall immediately accrue at the Overdue Rate on any amount (whether principal, interest, late payment charge, Make Whole Premium, reimbursement of advances or expenses or payment into escrow or for reserve funds) not paid when due hereunder or under any other Operative Agreement, until such amount is paid.

                  (b)      ACCELERATION OF THE MATURITY OF THE NOTES

                  At any time during which any Indenture Event of Default has occurred and is continuing, either (i) the Required Holders or (ii) the Indenture Trustee, upon (and only upon) the direction of the Required Holders, and written notice to the Borrower, may declare the entire unpaid principal amount of the Senior Secured Notes to be due and payable immediately, anything in the Senior Secured Notes or in this Indenture contained to the contrary notwithstanding, whereupon the same shall forthwith mature and be due and payable, together with interest accrued thereon and the Make Whole Premium, if any, with respect to the Senior Secured Notes, all without presentment, demand, protest or further notice, which are hereby waived; provided that in the event of an Indenture Event of Default described in clause (g), (h) or (i) of Section 8.1, the entire unpaid principal amount of the Senior Secured Notes and all accrued and unpaid interest thereon shall automatically (without any action, notice or demand) mature and be due and payable, together with interest accrued thereon and the Make Whole Premium, if any, with respect to the Senior Secured Notes, all without presentment, demand, protest or further notice, which are hereby waived. The occurrence of an Indenture Event of Default in connection with which there is any such acceleration of maturity shall constitute an irrevocable election by the Borrower to prepay the Senior Secured Notes, to fix the date of such acceleration (the "ACCELERATION DATE") as the Maturity Date and to pay to the Indenture Trustee on the Maturity Date the entire principal amount of the Senior Secured Notes, together with all accrued and unpaid interest thereon to the Maturity Date and the Make Whole Premium.

                  (c)      APPOINTMENT OF RECEIVER

                  At any time during which any Indenture Event of Default has occurred and is continuing, the Indenture Trustee may, with or without any acceleration of the maturity of the Senior Secured Notes, without waiving or limiting any of the Borrower's obligations under the Operative Agreements, without notice (except as required by law) to or consent by the Borrower, and regardless of the adequacy of the Collateral, the solvency of the Borrower or whether the Indenture Trustee has an adequate remedy at law, apply to any court having jurisdiction to appoint a receiver to take possession of all or any portion of the Collateral and enforce the collection of all amounts payable under the Bonds and the Lease. The Borrower hereby irrevocably consents to such appointment and waives notice (except as required by law) of any application therefor. Any such receiver shall have all of the usual powers and duties of receivers in similar cases and all of the Indenture Trustee's powers and duties upon entry and possession of all or any portion of the Collateral, as provided for in clause (d) hereof, and shall continue as receiver and exercise all such powers until the confirmation of the sale of the Collateral, or such portion as applicable, or unless such receivership is sooner terminated.

                  (d)      ENTRY AND POSSESSION

                  At any time during which any Indenture Event of Default has occurred and is continuing, either the Indenture Trustee personally or by its agents or attorneys or a court appointed receiver, may, with or without any acceleration of the maturity of the Senior Secured Notes, without waiving or limiting any of the Borrower's obligations under the Operative Agreements, and (except as otherwise provided by law) without notice to or consent by the

Borrower: (i) with or without bringing any action or proceeding, enter upon and take possession of all or any portion of the Collateral, in its own name, and take any necessary or appropriate actions to protect and preserve the Collateral and the Lien of the Security Documents (including the making of payments to preserve or enhance the value, marketability or rentability of the property and the leasing of the Facility); or (ii) with or without taking possession of the Facility, sue for or otherwise collect all amounts payable under the Bonds and the Lease (including those due and unpaid), and such amounts payable under the Bonds and the Lease are hereby assigned to the Indenture Trustee, its successors in trust and their assigns. After deducting the expenses of conducting the business thereof and of all maintenance, repairs, renewals, replacements, alterations, additions, betterments and improvements and Taxes, assessments, insurance and other proper charges upon the Facility, as well as reasonable compensation for the services of the Indenture Trustee and all attorneys, servants and agents by the Indenture Trustee properly engaged and employed (including compensation and expenses in connection with any appeal), the Indenture Trustee shall promptly apply the moneys arising as aforesaid as follows:

                  (x) if an Indenture Event of Default other than an Indenture Event of Default described in clause (a) or (b) of Section 8.1 shall have occurred, in the following order of priority: first, to the payments of the principal of the Senior Secured Notes and interest thereon (for the payment of which, during the Construction Period, the Indenture Trustee shall first draw Escrowed Funds (to the extent available) pursuant to the Escrow Agreement, including the Standing Orders), the Make Whole Premium and all other amounts under the Senior Secured Notes and this Indenture, when and as the same shall become payable, second, to the payment of any other sums required to be paid by the Borrower under this Indenture, and third, so long as no Independent Event of Default has occurred and is continuing and no Senior Secured Notes have been accelerated pursuant to Section 8.2, to the payment of the Investor Contribution, the Investor Yield and the Investor Premium; or

                  (y)      if an Indenture Event of Default described in clause
(a) or (b) of Section 8.1 shall have happened, in the order of priorities and amounts set forth in clauses (i) through (viii) of Section 8.2(f);

No amount the Indenture Trustee may collect or receive under this Article shall operate to cure any Indenture Event of Default or reinstate any Indebtedness under the Senior Secured Notes.

                  (e)      SALE OF COLLATERAL

                  At any time during which an Indenture Event of Default has occurred and is continuing, the Indenture Trustee, with or without entry, personally or by its agents or attorneys, may and, upon the written direction of the Required Holders, shall commence an action to foreclose under the Security Documents (in its absolute discretion, by power of sale, by judicial foreclosure or otherwise), and the Indenture Trustee, its successors and their assigns are hereby granted the power of sale with respect to any and all of the Collateral; provided that the Indenture Trustee shall, if practicable, provide to the Borrower and the Lessee ten (10) days' prior written notice of any sale of the Collateral (or such longer notice as may be required pursuant to local law). In the case of an exercise of the power of sale, the following applies:

                           (i)      The Indenture Trustee may proceed in
accordance with clause (iii) below, as if all of the Collateral were real property, or may elect to treat as personal property any of the Collateral that consists of a right in action or can be severed from the Facility and, in accordance with clause (ii) below, dispose of such property separate and apart from the sale of real property.

                           (ii)     The Indenture Trustee may cause any sale or
other disposition of personal property to be conducted immediately following the expiration of any notice or grace period (if any) herein provided, or the Indenture Trustee may delay any sale or other disposition for such period of time as the Indenture Trustee deems to be appropriate. If the Indenture Trustee desires that more than one such sale or other disposition be conducted, the Indenture Trustee may cause the same to be conducted simultaneously or successively on the same day or on different days and at such times and in such order as the Indenture Trustee may deem to be appropriate.

                           (iii)    The Indenture Trustee may sell the
Collateral or any part thereof that is real property or that the Indenture Trustee has elected to treat as real property, and, upon such election, the Indenture Trustee shall give such notice of default and election to sell as may then be required by law. Thereafter, upon the expiration of such time and the giving of such notice of sale as may then be required by law and upon advertising the sale as required by law, and without any demand on the Borrower, at the time and place specified in the notice of sale, the Indenture Trustee shall sell the Collateral or any portion thereof, as specified by the Indenture Trustee, at public auction to the highest bidder for cash in lawful money of the United States. The Indenture Trustee may from time to time postpone the sale by public announcement thereof at the time and place noticed therefor. If the Collateral to be sold includes several lots or parcels, the Indenture Trustee may designate the order in which such lots or parcels shall be offered for sale or sold. Any Person, including the Indenture Trustee, may purchase at the sale. The purchaser at any private or foreclosure sale hereunder may disaffirm any easement or lease not consented to by the Indenture Trustee and with respect to which the Indenture Trustee has not granted a right of non-disturbance or which is not a Permitted Exception, and may take immediate possession of such property free therefrom, except as otherwise required under the law of the state in which such part of the Collateral is located.

                           (iv)     Upon the completion of any sale hereunder,
the Indenture Trustee or any officer of any court empowered to do so shall execute, acknowledge and deliver to the purchaser good and sufficient instruments conveying, assigning and transferring all estate, right, title and interest in and to the property rights sold. The Borrower hereby unconditionally, absolutely and irrevocable constitutes and appoints the Indenture Trustee and its successors and assigns forever the Borrower's true and lawful attorneys-in-fact, coupled with an interest, with full power of substitution, in the Borrower's name, place and stead, to make all necessary or appropriate conveyances, assignments, transfers and deliveries of the Collateral or any part thereof, and for that purpose the Indenture Trustee may execute all necessary or appropriate instruments of conveyance, assignment and transfer. The execution and delivery of any document, certificate or instrument by the Indenture Trustee, as attorney-in-fact for the Borrower pursuant to this power-of-attorney, shall constitute conclusive proof of the Indenture Trustee's power and authority, on the Borrowers' behalf, to execute and deliver such document and take any action contemplated thereby. Nevertheless, the Borrower, if so required by the Indenture Trustee, shall ratify and confirm any such sale by executing, acknowledging and delivering to the Indenture Trustee or to such purchaser all such instruments as may be necessary or appropriate, in the judgment of the Indenture Trustee. Any sale made hereunder, whether under the power of sale or by virtue of judicial proceedings or a judgment or decree of foreclosure and sale, shall operate to divest all of the estate, right, title and interest, at law or in equity, of the Borrower (and any Person claiming by, through or under the Borrower) in and to the portion of the Collateral sold, and shall be a perpetual bar, at law and in equity, against the Borrower and all Persons claiming, or that may claim, by, through or under the Borrower.

                           (v)      In the event of a sale or other disposition
of any portion of the Collateral, the recitals in the deed of facts (such as default, the giving of notice of default and notice of sale, demand that such sale should be made, postponement of sale, terms of sale, sale, purchase, payment of purchase money and other facts to the extent such facts affect the regularity or validity of such sale or disposition) shall, upon execution of the deed, be conclusive proof of the truth of such facts against all Persons for the sole purpose of affirming the validity of such sale. The acknowledgment by the Indenture Trustee of the receipt of the purchase money stated in any such deed shall be sufficient to discharge the Indenture Trustee from all obligations to see to the proper use or application of the portion of the Collateral sold.

                           (vi)     In the event of any sale made under or by
virtue of this Article (whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), the entire principal of and interest on the Senior Secured Notes and all other amounts (including any Make Whole Premium) required to be paid pursuant hereto, if not previously due and payable, shall immediately become due and payable, anything in the Senior Secured Notes or in this Indenture to the contrary notwithstanding.

Notwithstanding the foregoing, so long as no Independent Event of Default has occurred and is continuing, the Indenture Trustee shall not exercise any of the remedies contained in this Section 8.2(e) unless the Indenture Trustee as assignee of the Borrower shall have exercised, or shall concurrently be exercising with reasonable diligence, its right to terminate the Lease or other remedies under the Lease for the purpose of dispossessing the Lessee from the Facility; provided that in the event the Indenture Trustee is stayed under the Bankruptcy Code or otherwise prohibited from exercising such remedies under the Lease by the operation of any law or court order, the Indenture Trustee may, at the expiration of a ninety (90) day period beginning on the first day of said stay or other prohibition, exercise any remedy hereunder even though it is not concurrently exercising any remedies under the Lease, except that as long as (a) the Lessee is paying all amounts required to be paid by it under the Lease and is performing and observing all covenants and agreements required to be performed or observed by it under the Lease and (b) no Lease Event of Default or the Agency Agreement Event of Default is then continuing, the Indenture Trustee may not exercise any of the remedies contained in this Section 8.2(e) with respect to the Collateral or any part thereof during the period that such stay or other prohibition is in effect.

                  (f)      APPLICATION OF SALE PROCEEDS

                  The purchase money, proceeds or avails of any sale made under or by virtue of this Article, together with any other funds which then may be held by the Indenture Trustee, as part of the Collateral or the proceeds thereof, whether under the provisions of this Article or otherwise, shall be applied to pay, in the following order of priority: (i) all out-of-pocket charges and expenses (including court costs, advertising expenses, auctioneer's allowance, expenses required to correct any title irregularity, disbursements and bond premium, auditors' fees, attorneys' fees and expenses and reasonable compensation to the Indenture Trustee, its agents and counsel) in connection with such sale; (ii) all amounts advanced and costs incurred by the Indenture Trustee for any purpose permitted under the Operative Agreements, together with interest thereon, as provided for in the Operative Agreements; (iii) all accrued and unpaid interest on the unpaid principal and all other amounts (including any Make Whole Premium) due and payable under the Senior Secured Notes; (iv) all unpaid principal under the Senior Secured Notes; (v) all other amounts due and payable to the Indenture Trustee under the Operative Agreements; (vi) to the Investor, all accrued and unpaid Investor Yield and all other amounts (including any Investor Premium) due and payable in respect of the Investor Contribution;
(vii) to the Investor, all unpaid Investor Contribution; and (viii) to the Lessee or such Persons legally entitled thereto, in each case, free of the Lien of the Security Documents.

                  (g)      PURCHASE BY THE INDENTURE TRUSTEE

                  Upon any sale made under or by virtue of this Article (whether made under any power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), to the extent permitted by Legal Requirements, the Indenture Trustee, on behalf of the Noteholders, may bid for and acquire the Collateral or any part thereof and in lieu of paying cash therefor shall, upon (and only upon) the written direction of the Required Holders, make settlement for the purchase price by crediting upon the Indebtedness under the Senior Secured Notes secured by the Security Documents the net proceeds of sale after deduction of all costs, expenses, compensation and other charges to be paid therefrom as herein provided. The Person making such sale shall accept such settlement without requiring the production of any of the Senior Secured Notes, and, without such production, there shall be deemed credited thereon the pro rata share of the net proceeds of sale ascertained and established as aforesaid. The Indenture Trustee, upon so acquiring the Collateral or any part thereof, shall be entitled to hold, deal with and sell the same in any manner permitted by any Legal Requirement.

                  (h)      INDENTURE TRUSTEE'S CLAIM IN BANKRUPTCY

                  In case of proceedings against or involving the Borrower in insolvency or bankruptcy (including any proceeding under any federal or state bankruptcy or insolvency statute or similar law) or any proceedings for its respective reorganization or involving the liquidation of its assets, the Indenture Trustee shall be entitled to prove the whole amount of principal and interest due upon the Senior Secured Notes to the full amount thereof and all other payments, charges and costs due under this Indenture (including any Make Whole Premium payable by the Borrower pursuant to Section 8.2(b) or any other provision of this Indenture) and the Senior Secured Notes, without deducting therefrom any proceeds obtained from the sale of the whole or any part of any property included in the Collateral; provided, however, that in no case shall the Indenture Trustee receive a greater amount than such principal and interest and such other payments, charges and costs from the aggregate amount of the proceeds of all sales of the Collateral and the distribution from the estate of the Borrower.

                  (i)      OTHER SECURITY

                  The Indenture Trustee may exercise all of its rights and remedies under this Indenture and the other Operative Agreements, notwithstanding that some or all of the Borrower's obligations hereunder and thereunder may not or hereafter be otherwise secured, and the Indenture Trustee's acceptance and enforcement of this Indenture shall not operate as a waiver of, or to limit, the Indenture Trustee's rights and remedies with respect to any other security for the performance of any of the Borrower's obligations under the Operative Agreements. The Indenture Trustee may enforce this Indenture and any such other security in any order or manner that the Indenture Trustee determines, and the Indenture Trustee's rights hereunder and thereunder shall be cumulative.

         SECTION 8.3. VOLUNTARY APPEARANCE. After an Indenture Event of Default and during its continuance, promptly upon the commencement of any action, suit or other legal proceeding by the Indenture Trustee to obtain judgment for the principal of, premium, if any, or interest on the Senior Secured Notes and other sums required to be paid by the Borrower hereunder or under the Senior Secured Notes, or of any other nature in aid of the enforcement of the Senior Secured Notes or of this Indenture, the Borrower shall, to the extent not prohibited by law, enter a voluntary appearance in such action, suit or proceeding.

         SECTION 8.4. SUITS BY THE INDENTURE TRUSTEE. All rights of action under this Indenture or under any of the Senior Secured Notes may be enforced by the Indenture Trustee without the possession of any of the Senior Secured Notes and without the production thereof at any trial or other proceeding relative thereto. A copy of any Senior Secured Note, if properly certified by the Indenture Trustee to be true and correct, shall constitute conclusive evidence of all matters that could be proven by production of the original of that Senior Secured Note in any trial or proceeding relative thereto. Any such suit or proceeding instituted by the Indenture Trustee shall be brought in its name as trustee (subject to the provisions of Article 9 hereof), and, subject to the rights of the Indenture Trustee, any recovery of judgment shall be for the ratable benefit of the Noteholders.

         SECTION 8.5. GENERAL PROVISIONS CONCERNING REMEDIES.

                  (a)      SUBROGATION

                  If any portion of the principal under the Senior Secured Notes or any amounts advanced or expended by the Indenture Trustee is used, directly or indirectly, to pay, discharge or satisfy, in whole or in part, any prior Lien with respect to the Collateral, the Indenture Trustee shall be subrogated to such Lien and any security therefor.

                  (b)      ACCOUNTING

                  Neither the Indenture Trustee nor any receiver appointed for the Indenture Trustee's benefit with respect to the Collateral shall be liable to account for any earnings, revenues, rents, issues, profits, income or other amounts, except for amounts actually received by the Indenture Trustee or such receiver (as the case may be).

                  (c)      WAIVER OF DEFAULT

                  The Indenture Trustee, upon the direction of the Required Holders, shall waive any default hereunder and its consequences with respect to the Senior Secured Notes, except a default (i) in the payment or prepayment of the principal of, interest on, any Make Whole Premium or any other amounts in respect of, any Senior Secured Note when and as the same shall become due and payable, (ii) depriving the Indenture Trustee or any Noteholder of a Lien upon the Collateral, (iii) in the due performance or observance of the covenants and obligations of the Borrower contained in Section 8.2 of the Participation Agreement or (iv) described in Sections 8.1(k) and (1). In case of the waiver of any default or in case any proceeding taken on account of any such default shall have been discontinued or abandoned or determined adversely to the Indenture Trustee, then and in every such case, the Borrower, the Indenture Trustee and the Noteholders shall be restored to their former positions and rights hereunder respectively. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

                  (d)      WAIVER OF ACCELERATION

                  At any time after the entire unpaid principal amount of the Notes and all accrued and unpaid interest thereon shall have been declared due and payable pursuant to Section 8.2(b), the Required Holders may rescind and annul any such declaration and its consequences; provided that at the time such declaration is annulled and rescinded:

                           (i)      no judgment or decree shall have been
entered for the payment of any money due pursuant to the Senior Secured Notes or any other Operative Agreements;

                           (ii)     all Indebtedness under the Senior Secured
Notes that has become due and payable solely by reason of such declaration shall have been duly paid; and

                           (iii)    each and every other Indenture Default shall
have been remedied or waived or otherwise made good or cured.

                  (e)      LIMITATION OF REMEDIES

                  If an Indenture Event of Default arises solely out of the occurrence and continuance of a Lease Event of Default under Section 11.1 (d) of the Lease, the Indenture Trustee shall not exercise its rights hereunder unless it shall be concurrently exercising with reasonable diligence its right to terminate the Lease, subject to the right of a court of competent jurisdiction to limit or stay the exercise of remedies under the Lease; provided that the Indenture Trustee may exercise any of the remedies to which it is entitled as assignee of the Borrower under the Lease if the creditor (or trustee thereof) referred to in Section 11.1 (d) of the Lease shall have exercised any remedy against the Lessee with respect to which such Lease Event of Default has occurred.

         SECTION 8.6. REMEDIES CUMULATIVE. No remedy herein conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other remedy or remedies, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity (whether or not an Indenture Event of Default has occurred and is continuing, but only to the extent not inconsistent with the terms of this Indenture and the Security Documents). No delay or omission of the Indenture Trustee or of any Noteholder in the exercise any right or power accruing upon any Indenture Event of Default shall impair any such right or power or shall be construed to be a waiver of any such Indenture Event of Default or an acquiescence therein; and every power and remedy given by this Indenture to the Indenture Trustee or to the Noteholders may be exercised from time to time and as often as may be deemed expedient by the Indenture Trustee or by the Noteholders.

         SECTION 8.7. THE BORROWER'S WAIVERS, (a) The Borrower agrees that it shall not, at any time or in any manner whatsoever, claim or take any benefit of any stay, extension or moratorium law which may affect the terms of this Indenture; nor claim or take any benefit of any law providing for the valuation or appraisal of any property included in the Collateral or any part thereof prior to any sale thereof; nor, prior to or after any such sale, claim or exercise any right to redeem the property so sold or any part thereof; and the Borrower hereby expressly waives all benefit or advantage of any such law and, after an Indenture Event of Default and during its continuance, covenants not to hinder, delay or impede the execution of any power herein granted or available at law or in equity, but to suffer and permit the execution of every power and remedy as though no such law existed. The Borrower waives all right to have the property included in the Collateral marshaled upon any foreclosure thereof.

                  (b)      Except as otherwise provided in the last paragraph of
Section 8.2(e)(vi) and in Section 8.5(e), the Borrower hereby waives any right to require the Indenture Trustee or the Noteholders to proceed against any Person, firm or corporation or to proceed against or exhaust any other security held by them at any time or to pursue any other remedy in their powers, and the Borrower agrees that neither the Indenture Trustee nor the Noteholders shall be obligated to resort to any other security, with any priority, in any particular order or at all, even if such action or omission destroys, alters or otherwise impairs subrogation rights of the Borrower against such Person, firm or corporation or the right of the Borrower to proceed against such Person, firm or corporation for reimbursement, or both.

                  (c) Subject to the applicable notice provisions contained herein, the Borrower waives demand, protest and notice of any action or non-action on the part of the Noteholders, the Indenture Trustee, any endorser, any creditor of the Borrower under any other instrument, or any other Person whosoever, in connection with any obligation or evidence of Indebtedness secured hereby.

                  (d) Until all Indebtedness under the Senior Secured Notes has been paid in full, the Borrower waives the right of subrogation and any benefit of, and any right to participate in, any security now or hereafter held by the Indenture Trustee or the Noteholders.

         SECTION 8.8. DIRECTION OF REMEDIES. The Required Holders shall have the right by an instrument in writing delivered to the Indenture Trustee to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee with respect to this Indenture or of exercising any power of trust conferred upon the Indenture Trustee, and the Indenture Trustee, subject to the provisions of Section 9.1, shall have the right to decline to follow any such direction if the Indenture Trustee shall in good faith determine, by the Chairman of the Board of Directors, the President or a Vice President of the Indenture Trustee, that the proceeding so directed would reasonably subject it or him, as the case may be, to personal liability, including under any Environmental Law. The Indenture Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with any written instruction furnished to the Indenture Trustee by the Required Holders in response to a written application by the Indenture Trustee therefor. If no such instrument or instruction has been received from the Required Holders, the Indenture Trustee may (but shall have no duty to) take such action, if any, as the Indenture Trustee shall determine to the extent not inconsistent with the terms of this Indenture.

         SECTION 8.9. SUIT BY NOTEHOLDERS. If an Indenture Event of Default described in Section 8.l(a) or (b) shall have occurred and be continuing and the Required Holders shall have directed the Indenture Trustee to act with respect thereto (and offered indemnity in accordance with Section 9.2(1)) and the Indenture Trustee shall have failed to act within ten (10) days thereof, then and only then shall any Noteholder have the right to exercise any remedy therefor available to the Indenture Trustee pursuant to Section 8.2 hereof. All rights of action under this Indenture or under any of the Senior Secured Notes may be performed by the Noteholders without the possession of any Senior Secured Notes and without the production thereof at any trial or other proceeding relative thereto. A copy of any Senior Secured Note, if properly certified by a Noteholder to be true and correct, will constitute evidence of all matters that could be proven by production of the original of that Senior Secured Note in any trial or proceeding relative thereto.

         SECTION 8.10. CERTAIN RIGHTS OF THE BORROWER. Anything in this Indenture, the Notes or any other Operative Agreement to the contrary notwithstanding, as long as no Independent Event of Default has occurred and is continuing, the Borrower shall be entitled to exercise the following rights (the "EXCEPTED RIGHTS"):

                  (a)      SHARED RIGHTS

                  The Borrower will at all times retain, but not to exclusion of the Indenture Trustee, the rights (the "SHARED RIGHTS") (i) to receive from the Lessee all notices, copies of documents and other information which the Lessee is permitted or required to give or furnish to the Borrower pursuant to the Operative Agreements, (ii) to inspect the Facility and the books and records of the Lessee to the extent provided in the Operative Agreements, and (iii) to provide such insurance as the Lessee will have failed to maintain and to obtain excess insurance for its own account (but only to the extent such excess does not result in the Borrower being deemed a co-insurer with the Lessee) and to receive any notices or consents with respect to insurance contemplated by the Lease.

                  (b)      TERMINATION, AMENDMENTS, WAIVER, ETC.

                           (i)      Unless a Lease Event of Default has occurred
and is continuing, the Indenture Trustee shall not enter into any amendment, modification or waiver of the Lease (herein, an "AMENDMENT"), which could reasonably be expected to materially adversely affect the Borrower's rights under the Lease, without the prior written consent of the Borrower (which shall not be unreasonably withheld).

                           (ii)     Whether or not a Lease Event of Default has
occurred and is continuing, (A) the Borrower shall have the exclusive right to enter into, execute and deliver Amendments relating solely to the Excepted Payments and the Excepted Rights, and (B) the Indenture Trustee shall neither enter into, execute nor deliver Amendments that impair any of the Borrower's Excepted Rights or Excepted Payments.

                           (iii)    Except as expressly prohibited by this
clause (b) or in clause (c) of this Section 8.10, if a Lease Event of Default has occurred and is continuing, the Indenture Trustee may enter into Amendments without the consent or approval of the Borrower; provided that prior to effecting any such Amendment which is adverse to the Borrower, the Indenture Trustee shall deliver to the Borrower a written counterpart of such Amendment substantially in the form proposed to be effected, and no such proposed Amendment shall be effected prior to the tenth (10th) day following such delivery.

                           (iv)     Additionally, notwithstanding anything in
this Indenture or any other Operative Agreement to the contrary, so long as no Independent Event of Default has occurred and is continuing, no changes or modifications shall be made to any Operative Agreement to which the Borrower is a party without the Borrower's prior written consent (which consent shall not be unreasonably withheld) if such change or modification: (1) increases the Term of the Lease or the maturity of the Senior Secured Notes, but no Borrower consent will be required at any time an Indenture Event of Default has occurred and is continuing; (2) reduces the Maximum Residual Guarantee Amount or the Construction Termination Amount, but no Borrower consent will be required from and after the earlier of: (x) acceleration of the Senior Secured Notes and initiation of foreclosure proceedings with respect to the Collateral and (y) filing of a bankruptcy petition by or against the Borrower or the Lessee; (3) adversely changes any indemnities payable to the Borrower or the Investor under the Operative Agreements; (4) decreases the Investor Yield; (5) adversely affects the Insurance Requirements of any insurance policy that inures to the benefit of the Borrower or the Investor; (6) adversely affects the use or maintenance provisions with respect to the Facility contained in Section 3.3 and
Article V of the Lease; (7) adversely changes Article X of the Lease (including waiving any default that would otherwise prevent the Lessee from exercising the remarketing option set forth in Section 10.2 of the Lease), but no Borrower consent will be required from and after the earlier of: (x) acceleration of the Senior Secured Notes and initiation of foreclosure proceedings with respect to the Collateral and (y) filing of a bankruptcy petition by or against the Borrower or the Lessee; or (8) changes this Section 8.10.

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                  (c)      EXCEPTED PAYMENTS

                  The Borrower shall distribute to the Investor any Excepted Payments to which the Investor is entitled.

         SECTION 8.11. NO ACTION CONTRARY TO THE LESSEE'S RIGHTS UNDER THE LEASE. Notwithstanding any other provision of any Operative Agreement, the Indenture Trustee covenants that, so long as no Lease Event of Default shall have occurred and be continuing, the Indenture Trustee shall not take any action contrary to the Lessee's rights under the Lease, including the Lessee's rights to quiet use and possession of the Facility.

         SECTION 8.12. NONRECOURSE LIABILITY, (a) Notwithstanding any provision herein to the contrary (except as provided in clauses (b) and (c) of this Section), it is expressly understood and agreed that if the Indenture Trustee at any time takes action to enforce the collection of the Indebtedness under the Senior Secured Notes, the Indenture Trustee will proceed to foreclose hereunder and sell the Collateral and/or institute suit on the Guarantee, the Facility Agency Agreement or the Senior Secured Notes and take such other action as shall be necessary to enforce Noteholders' rights under the Residual Value Policy and the Construction Termination Policy. If a lesser sum is realized from such foreclosure, sale and/or suit, neither the Noteholders nor the Indenture Trustee will institute any action, suit, claim or demand in law or equity against the other assets of the Borrower or against the Borrower's managers, officers, directors, employees or the Investor, for or on account of the deficiency or for any other matter with respect to the Borrower's obligations hereunder or under any of the other Operative Agreements.

                  (b) Nothing contained in clause (a) above will in any way affect or impair: (i) the Lien of the Security Documents securing the entirety of all amounts due under the Bonds, the Senior Secured Notes and hereunder; (ii) the Noteholders' rights under the Guarantee (including upon acceleration to receive the entirety of all amounts due under the Senior Secured Notes and hereunder), the Facility Agency Agreement, the Residual Value Policy or the Construction Termination Policy; (iii) the Borrower's liability for its obligations as landlord under the Lease; (iv) the Borrower's liability for its obligations under Section 8.2(a), (d), (f), (i) and (l) of the Participation Agreement; or (v) the Noteholders' or the Indenture Trustee's rights pursuant to the Lease, the Assignment of Leases or any other Operative Agreement to institute actions, suits, claims or demands in law or equity against the Lessee.

                  (c)      Further, the following, (x) in the case of clauses
(iii), (iv), (v), (vii), (ix) or (xi), if liability imposed thereby results from any action of the Borrower directed by the Investor, and (y) in the case of all other clauses, as provided therein, are excluded from the provisions of clause
(a), and the Noteholders may recover personally against the assets of the Borrower (but not against any assets of any manager, officer, director or employee of the Borrower or the Investor or their personal assets) for the following as aforesaid:

                           (i)      all actual losses, damages or liabilities
that the Noteholders suffer arising out of any fraud or willful or intentional misrepresentation by the Borrower in connection with: (A) the Borrower's performance or fulfillment of any of the conditions to or requirements for any advance of the Indebtedness under the Senior Secured Notes; (B) the execution and delivery by the Borrower of any of the documents evidencing or securing the Indebtedness under the Senior Secured Notes; (C) the making of any representations or warranties by the Borrower contained in the Operative Agreements; or (D) the Borrower's performance of any of its obligations under the Operative Agreements;

                           (ii)     all rents and other revenues, payments or
reimbursements of any kind whatsoever (including all payments by the Lessee) derived from the Facility and received by the Borrower at any time after the Borrower becomes aware of any Indenture Event of Default (unless waived or cured pursuant to this Indenture) or on deposit on the date the Borrower becomes so aware in one or more accounts used by the Borrower or the Borrower's agents or representatives in connection with the Facility, except to the extent permitted under this Indenture or otherwise properly applied (as documented by evidence reasonably satisfactory to the Required Holders) to the normal and customary expenses and operations of the Facility, in each case pursuant to the Lease and the Security Documents;

                           (iii)    all security or other deposits and advance
rents collected by the Borrower and not properly applied in due course (as documented by evidence reasonably satisfactory to the Required Holders);

                           (iv)     the replacement cost of any items of
personalty or any fixtures removed from the Facility by the Borrower and not replaced, unless obsolete or permitted to be removed by the terms of the Lease, at any time after the Borrower becomes aware of any Indenture Event of Default (unless waived or cured pursuant to this Indenture);

                           (v)      all actual losses, damages and liabilities
that the Noteholders suffer arising from any acts of commission or omission by the Borrower that result in waste upon the Collateral;

                           (vi)     any Net Proceeds that are misapplied by the
Borrower contrary to the terms hereof and of the Lease;

                           (vii)    all actual losses, damages and liabilities
that the Noteholders suffer arising from any of the Borrower's obligations as landlord under the Lease;

                           (viii)   any amendment, modification, waiver or any
termination of the Bond Sublease, the Lease, the Residual Value Policy, the Construction Termination Policy or the Facility Agency Agreement without the consent of the Required Holders;

                           (ix)     any act or omission of the Borrower that
vitiates any coverage, or reduces any amount that might otherwise be payable, under (x) any property (hazard) insurance policy required under the Operative Agreements with respect to the Facility, (y) any provision for self-insurance or
(z) the Residual Value Policy or the Construction Termination Policy;

                           (x)      any Lien, other than Permitted Liens,
resulting from the action or inaction of the Borrower that is not required to be indemnified by the Lessee;

                           (xi)     any environmental liability of the Borrower
that is not required to be indemnified by the Lessee; and

                           (xii)    the failure of the Borrower to conduct its
business in a manner sufficient to avoid consolidation with any of its Affiliates, except with respect to the filing of consolidated Tax returns in accordance with the Code and except as imposed by law under ERISA.

                                    ARTICLE 9

                                    TRUSTEES

         SECTION 9.1. INDIVIDUAL AND CO-TRUSTEES. (a) If required under the law of the state of Missouri with respect to the Facility or the law of any other jurisdiction in which any of the Collateral is located, or if the Indenture Trustee deems such to be otherwise necessary or prudent, the Indenture Trustee shall have the power to, and upon the written direction of the Required Holders shall appoint one or more Persons at the expense of the Borrower to act as individual trustees or co-trustees, jointly with the Indenture Trustee, of any of the property subject to the Lien of the Security Documents, and any such Person shall be such separate trustee or co-trustee, with such powers and duties as shall be specified in such instrument.

                  (b) Every individual trustee and co-trustee shall, to the extent not prohibited by law, be subject to the following terms and conditions:

                           (i)      The rights, powers, duties and obligations
conferred or imposed upon such individual or co-trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate or co-trustee, as shall be set forth in the instrument appointing him or it; provided, however, that such separate or co-trustee shall take no action without the consent of the Indenture Trustee (unless the requirement for such consent shall be forbidden by law as to any particular application of such requirement);

                           (ii)     All powers, duties, obligations and rights
conferred upon the Indenture Trustee, in respect of the custody of all cash deposited hereunder, shall be exercised solely by the Indenture Trustee;

                           (iii)    The Indenture Trustee shall not be liable
for the acts or omissions of any individual trustee or co-trustee; and

                           (iv)     The Indenture Trustee may at any time by
written instrument accept the resignation of or remove any such individual trustee or co-trustee, and upon the request of the Indenture Trustee, the Borrower shall join with the Indenture Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to make effective such resignation, but the Indenture Trustee shall have the power to accept such resignation or to make such removal without making such request. A successor to an individual trustee or co-trustee so resigning or removed may be appointed in the manner provided in this Section.

                  (c) Such individual trustee or co-trustee, upon acceptance of such trust, shall be vested with the estates or property specified in such instrument, either jointly with the Indenture Trustee, or separately, as may be provided therein, subject to all the trusts, conditions and provisions of this Indenture; and every such instrument shall be filed with the Indenture Trustee. Any individual trustee or co-trustee may, at any time, by written instrument constitute the Indenture Trustee his agent or attorney-in-fact with full power and authority, to the extent permitted by law, to do all acts and things and exercise all discretion authorized or permitted by him, for and in behalf of him and his name. If any individual trustee or co-trustee shall be dissolved, become incapable of acting, resign, be removed or die, all the estates, property, rights, powers, trusts, duties and obligations of said individual trustee or co-trustee, so far as permitted by law, shall vest in and be exercised by the Indenture Trustee, without the appointment of a successor to said individual trustee or co-trustee, until the appointment of a successor to said individual trustee or co-trustee is necessary as provided in Section 9.1
(a).

                  (d) Any notice, request or other writing, by or on behalf of the Noteholders delivered to the Indenture Trustee shall be deemed to have been delivered to all individual and co-trustees.

         SECTION 9.2. RIGHTS AND OBLIGATIONS OF INDENTURE TRUSTEE. The Indenture Trustee accepts the trusts hereby created and agrees to perform its duties herein for the benefit of the Noteholders from time to time upon the following terms and conditions:

                  (a) The Indenture Trustee shall have the full power and authority to do all things not inconsistent with the provisions of this Indenture and the Security Documents in order to enforce this Indenture and the Security Documents or to take any action with respect to an Indenture Event of Default, or to institute, appear in or defend any suit or other proceeding with respect thereto, or to protect the interests of the Noteholders. The Indenture Trustee shall not be answerable or accountable except for its bad faith, willful misconduct or gross negligence. The Indenture Trustee shall not be accountable for the use of any proceeds from the sale of any Senior Secured Notes. Except as provided in Section 3.4(b), the Indenture Trustee shall not be obligated to prepare any revised refilings or continuations of any financing statements with respect to the Collateral, but upon the request of the Required Holders, shall execute and deliver, at the Borrower's expense, any security documents reasonably requested to preserve the Lien created by the relevant Security Documents, but shall have no obligation to take any action to protect, preserve or enforce any rights or interests in the Collateral or towards the execution or enforcement of the trusts created hereby and by the relevant Security Documents which, in its opinion, shall be likely to involve unreimbursed expense or liability, unless, upon the Indenture Trustee's request, the Noteholders shall furnish reasonable indemnity (including the advancement of expenses reasonably anticipated by the Indenture Trustee) against such liability and expense to the Indenture Trustee. In accepting the trusts hereunder and the Collateral under the Security Documents, the Indenture Trustee is acting solely as a trustee hereunder and not in its individual capacity and all Persons, other than the Borrower and the Noteholders, having any claim against the Indenture Trustee, arising by reason hereof or in connection with any applicable Security Documents, shall look only to the Collateral for payment or satisfaction thereof. Unless and until an Indenture Event of Default shall have occurred and be continuing, the Indenture Trustee shall not be obligated to take any action under this Indenture, the Security Documents or any document included in the Collateral except for the performance of such duties as are specifically set forth herein or therein and except as may be requested from time to time in writing by the Required Holders. If and so long as an Indenture Event of Default (of which the Indenture Trustee shall be deemed to have knowledge, as hereinafter provided in clause (j) of this Section 9.2) shall have occurred and be continuing, the Indenture Trustee shall exercise such rights, powers and remedies (whether vested in it by this Indenture, the Security Documents or by law or in equity or by statute or otherwise) for the protection and enforcement of its rights under this Indenture, the Security Documents and in respect of the Collateral as to which the Indenture Trustee is directed in written instructions from the Noteholders pursuant to Section 8.8). Without limiting the foregoing, the Indenture Trustee shall deliver to the Noteholders (i) promptly, but in no event later than ten (10) Business Days after the Maturity Date, written notice of any failure of the Lessee or the Borrower to deliver to the Indenture Trustee on the Maturity Date the unpaid outstanding principal amount of such Series, together with all interest accrued thereon to the date of payment, and (ii) promptly, but in not event later than ten (10) Business Days after receipt thereof, written notice of an order of a court of competent jurisdiction to reimburse, as a preference, any amount previously paid to Indenture Trustee under the Senior Secured Notes.

                  (b) The Borrower shall pay, or cause to be paid, all customary fees of the Indenture Trustee related to or arising out of this Indenture and the Security Documents. In the event that the Borrower fails to pay such compensation (which failure if not remedied within ten (10) days after notice thereof shall constitute an Indenture Event of Default of a kind described in Section 8.l(b)), the Indenture Trustee shall be entitled to seek from the Noteholders or the Collateral reasonable compensation for the Indenture Trustee's services and reimbursement for all proper disbursements incurred by it upon or after an Indenture Event of Default, or for instituting, appearing in or defending any suit or proceeding with respect thereto.

                  (c) The Indenture Trustee shall incur no liability in acting upon any signature, notice, request, consent, instrument, certificate, opinion, or other instrument reasonably believed by it in good faith to be genuine. In administering the trusts, the Indenture Trustee may execute any of the trusts or powers hereof directly or through its agents or attorneys and may consult with counsel, accountants and other skilled Persons to be selected and employed by it, and the reasonable expenses thereof shall, upon the occurrence and during the continuation of an Indenture Event of Default, be paid, or caused to be paid, by the Borrower, and the Indenture Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice of any such Person.

                  (d) The recitals in this Indenture, the Senior Secured Notes and the other Operative Agreements to which the Indenture Trustee is a party shall not be considered as made by, or as imposing any obligation or liability upon, the Indenture Trustee. The Indenture Trustee makes no covenant or representation as to the rights of the Noteholders, the title or interest of the Borrower in or to, or the condition of, the Collateral or the sufficiency of the security for the Senior Secured Notes or of this Indenture or the Security Documents, except that the Indenture Trustee represents and warrants that this Indenture and the Security Documents have been duly authorized, executed and delivered by the Indenture Trustee and constitute valid and binding obligations of the Indenture Trustee enforceable against the Indenture Trustee in accordance with their respective terms.

                  (e) The Indenture Trustee shall have no duty to see to any recording, filing or registration of the Security Documents, any instrument of further assurance, any instrument constituting part of the Collateral, or any amendments or supplements to any of said instruments or to see to the payment of any fees, charges or Taxes in connection therewith, other than with respect to moneys the Indenture Trustee collects for such purposes (and the Indenture Trustee may act with respect to the Senior Secured Notes and pay out deposited moneys without regard thereto), or to give any notice thereof, or to see to the payment of or be under any duty in respect of any Tax, assessment or other governmental charge which may be levied or assessed on the Collateral or any part thereof or against the Borrower.

                  (f) Whenever in administering the trust, the Indenture Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established, subject to the first sentence of Section 9.2(c), by a certificate or other instrument purporting to be signed by a Responsible Officer of the Borrower and delivered to the Indenture Trustee, and such certificate or other instrument shall be full warrant to the Indenture Trustee and the Indenture Trust shall incur no liability to anyone for any action taken, suffered or omitted by it on the reliance thereof, but in its discretion the Indenture Trustee may in lieu thereof accept other evidence of such fact or matter or may require such further or additional evidence as may seem reasonable to it.

                  (g) The Indenture Trustee shall have no obligation to see to the payment or discharge of any Liens (other than the Lien hereof, and then only to the extent herein provided, and Liens, if any, arising by reason of its acts or omissions unrelated to the discharge of its duties as Indenture Trustee hereunder) upon the property included in the Collateral or to the delivery or transfer to any Person of any property released from any such Lien, or to give notice to or make demand upon any mortgagor, mortgagee or other Person for the delivery or transfer of any of such property. The Indenture Trustee shall, however, be obligated to send to the Borrower a notice of default as soon as practicable after the Borrower's failure to pay when due any principal of, Make Whole Premium or interest on any obligation secured by any of the Collateral, and to furnish the Borrower with a copy of any notice sent by it to the Lessee with respect to any default under the Lease.

                  (h) The Indenture Trustee shall have no duty to confirm or verify any schedules setting forth the interest and principal payments to be made on any Senior Secured Note or any financial or other statements or reports or certificates furnished pursuant to any provision hereof, and, except as otherwise provided hereby, it shall be under no other duty in respect of the same, except to retain the same in its files, and permit the inspection thereof at reasonable times by any Noteholder.

                  (i) The Indenture Trustee shall not be concerned with or accountable to any Person for the use or application of any deposited moneys which shall be released or withdrawn in accordance with the provisions hereof or of any property or securities or the proceeds thereof which shall be released from the Lien of any of the Security Documents in accordance with the provisions hereof or thereof.

                  (j) The Indenture Trustee shall not be required to ascertain or inquire as to the performance or observance of any of the covenants or agreements herein contained, or contained in any other instruments, pledged or assigned to the Indenture Trustee hereunder or under any of the Security Documents, to be performed or observed by the Borrower or any party to any such other instruments. The Indenture Trustee shall not be required to take notice or be deemed to have notice or knowledge of any Indenture Event of Default (other than a default in the payment of moneys to the Indenture Trustee which are required to be paid to the Indenture Trustee on or before a specified date or within a specified time after receipt by the Indenture Trustee of a notice or certificate which was in fact received and except default in the delivery of any certificate, opinion or other document expressly required to be delivered to the Indenture Trustee by any provision hereof), unless (i) the Indenture Trustee shall receive from the Borrower or the Noteholders a written notice stating that an Indenture Event of Default has occurred and specifying the same, or (ii) a Responsible Officer of the Indenture Trustee shall otherwise obtain actual knowledge thereof, and in the absence of such notice or such actual knowledge, the Indenture Trustee may conclusively assume that there is no such Indenture Event of Default, except as aforesaid. Promptly after receiving knowledge thereof, the Indenture Trustee shall notify the Noteholders and the Borrower of any Indenture Event of Default, and if such Indenture Event of Default is subsequently wholly cured or waived, the Indenture Trustee shall give written notice to such effect to the Noteholders and the Borrower.

                  (k) At the reasonable request of, and payment of copying charges by, any Noteholder, the Indenture Trustee shall forward to each Noteholder a copy of any financial report, notice, request, certificate or communication submitted to the Indenture Trustee pursuant hereto unless the Indenture Trustee has determined that any such Noteholder has actually received the same.

                  (l) Whenever the Indenture Trustee is required or allowed under the provisions of any Operative Agreement to take (or to refrain from taking) any action (other than any ministerial act) or to give or withhold any consent or when the Required Holders deem it necessary or desirable for the Indenture Trustee to take (or to refrain from taking) any action or to give or withhold any consent under any Operative Agreement, the Indenture Trustee shall take (or refrain from taking) such action or give or withhold such consent, only upon, and as may be specified in, any written instructions delivered by the Required Holders; provided, however, that the Indenture Trustee shall not be required to take any such action if the Indenture Trustee shall have reasonably determined, or shall have been advised by counsel, that such action (i) is contrary to the terms hereof or of any document contemplated hereby to which the Indenture Trustee is a party or is otherwise contrary to law or (ii) is likely to result in liability on the part of the Indenture Trustee, unless the Required Holders shall have provided to the Indenture Trustee indemnification or security reasonably satisfactory to the Indenture Trustee against all costs, expenses and liabilities arising from the Indenture Trustee's taking such action.

                  (m) Neither the Borrower nor a Noteholder shall direct the Indenture Trustee to take or refrain from taking any action contrary to this Indenture, nor shall the Indenture Trustee be obligated to follow any such direction, if given.

                  (n) In the event that the Indenture Trustee is unsure as to the application of any provision of this Indenture, or such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or this Indenture permits any determination by the Indenture Trustee or is silent or is incomplete as to the course of action which the Indenture Trustee is required to take with respect to a particular set of facts, the Indenture Trustee shall give written notice (in such form as shall be appropriate under the circumstances) to each Noteholder, requesting instructions as to the course of action to be adopted, and to the extent the Indenture Trustee acts in good faith in accordance with written instructions received from the Required Holders, the Indenture Trustee shall not be liable on account of such action to any Person. If the Indenture Trustee shall not have received appropriate instructions within fifteen days of such notice (or within such shorter period of time as reasonably may be specified in such notice) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Indenture, as it shall deem to be in the best interests of the Noteholders, and shall have no liability to any Person for such action or inaction.

         SECTION 9.3. RESIGNATION OF THE INDENTURE TRUSTEE. The Indenture Trustee may resign and be discharged from the trust by giving written notice thereof to each Noteholder and the Borrower (or any subsequent owner of the Borrower's interest in any property included in the Collateral), specifying the date (not less than sixty (60) days after such notice) when such resignation shall take effect. Notwithstanding the foregoing, no such resignation shall take effect until the appointment and acceptance of a successor trustee pursuant to
Section 9.4.

         SECTION 9.4. SUCCESSOR TRUSTEE. (a) The Indenture Trustee may be removed at any time by notice from the Required Holders. If the Indenture Trustee shall have given notice of its intention to resign, shall resign, be removed or otherwise be incapable of acting, or if the Indenture Trustee shall be taken under the control of any public officer or a receiver appointed by a court, or be adjudged a bankrupt or insolvent, then a successor shall be appointed by the Required Holders; provided, however, that the Borrower may appoint a successor Indenture Trustee to act until such successor shall be so appointed. The Borrower shall notify the Noteholders of any such appointment by the Borrower, but any successor trustee so appointed by the Borrower shall immediately and without further act be superseded by a successor trustee appointed by the Noteholders as above provided. If no successor is appointed within 60 days after notice of resignation, the Indenture Trustee may petition a court of competent jurisdiction for the appointment of a successor Indenture Trustee.

                  (b) Any successor to the Indenture Trustee shall execute, acknowledge and deliver to its predecessor and the Borrower (or any subsequent owner of the Borrower's interest in the property included in the Collateral) an instrument accepting such appointment, and thereupon such successor, without any further act, deed or conveyance, shall become vested with all the estate, properties, rights, powers, duties and trusts of its predecessor in the trusts hereunder with like effect as if originally named as trustee herein; provided, however, that upon payment of all amounts owing to it such predecessor shall execute and deliver an instrument transferring to such successor, upon the trusts expressed in this Indenture and the Security Documents, such estate, properties, rights, powers, duties and trusts and shall duly assign, transfer, deliver and pay over to such successor any property and moneys subject to the Lien of the Security Documents and held by such predecessor. The successor Indenture Trustee shall deliver to each Noteholder and to the Borrower (or any subsequent owner of the Borrower's interest in the property included in the Collateral) a copy of any such instrument accepting appointment promptly after its execution thereof.

                  (c) Any successor to the Indenture Trustee shall always be a bank or trust company organized under the laws of the United States of America or a state thereof, having, or being wholly owned by an entity having, a combined capital, surplus and undivided profits (as shown by its most recent financial statement published to its shareholders) aggregating at least five hundred million dollars ($500,000,000).

                  (d) Any Person into which the Indenture Trustee may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation or conversion to which it shall be a party, or any Person to whom all or substantially all of its corporate trust business shall be sold shall be the successor to the Indenture Trustee without the execution or filing of any paper or any further act on the part of any of the parties hereto.

         SECTION 9.5. RELIANCE BY THE BORROWER. (a) All payments and notices received by the Indenture Trustee in accordance with the terms of this Indenture shall be deemed received by the Noteholders for purposes of determining compliance by the Borrower with the terms hereof and of the other Operative Agreements.

         (b) All consents, waivers, releases, notices or other communications to be delivered to the Borrower by the Noteholders pursuant to the Operative Agreements shall be given only by the Indenture Trustee, acting at the direction of the Required Holders, and be in accordance with the terms of this Indenture, and no such consent of the Required Holders shall be of any force or effect unless delivered by the Indenture Trustee in accordance with the terms of this Indenture; and the Borrower may rely upon any such waiver, notice, release or consent delivered by the Indenture Trustee.

         (c) Any direction of the Noteholders or the Required Holders, as the case may be, provided for in this Indenture shall be in writing and shall become effective when delivered to the Indenture Trustee. Upon receipt of any such direction from the Noteholders or the Required Holders, as the case may be, the Indenture Trustee shall deliver to the Borrower promptly, in writing, the consent, waiver, releases or other communication specified therein.

                                   ARTICLE 10

                            SUPPLEMENTAL INDENTURES

         SECTION 10.1. GENERAL. The Borrower and the Indenture Trustee may enter into Supplemental Indentures as provided in this Article 10. The Indenture Trustee may, in its discretion, decline to enter into any Supplemental Indenture if the Indenture Trustee shall reasonably determine that the rights, duties or immunities of the Indenture Trustee would be adversely affected. Whenever the consent of any Noteholder shall be required for the execution of a Supplemental Indenture, it shall be sufficient if the substance of the Supplemental Indenture is consented to, not its particular form. The Indenture Trustee shall be entitled to receive, at the expense of the Borrower, an opinion of counsel stating that such Supplemental Indenture is authorized or permitted by the Indenture and that all conditions precedent to such amendment have been satisfied.

         SECTION 10.2. WITHOUT CONSENT OF NOTEHOLDERS. Supplemental Indentures may be entered into without the consent of any Noteholder for any of the following purposes:

                  (a) to correct or amplify the description of any property subject or intended to be subject to the Lien of the Security Documents;

                  (b) to add property to the Collateral as permitted or required by the Security Documents, or to grant additional property to the Indenture Trustee; and

                  (c) to increase obligations or duties owing to the Indenture Trustee, or to surrender any of the Indenture Trustee's rights (in its individual capacity) hereunder.

         SECTION 10.3. CONSENT OF ALL NOTEHOLDERS. Without the written consent of the Noteholders of not less than one hundred percent (100%) in aggregate Outstanding principal amount of the Senior Secured Notes of all Series, no Supplemental Indenture shall:

                  (a) impair the right of any Noteholder to receive the payments and prepayments of principal, premium and interest on its Senior Secured Notes as now provided, therein or herein;

                  (b) permit the creation of any Lien or other encumbrance on the property included in the Collateral except Permitted Liens or as otherwise permitted hereunder or under the Security Documents, or deprive any Noteholder of the benefit of the Lien hereof on the Collateral, except that any Supplemental Indenture hereto which grants additional property to the Indenture Trustee may grant such property subject to Permitted Liens; or

                  (c) modify any of the percentages of the principal amounts of the Senior Secured Notes the consent of the Noteholders of which are required for any consent or direction hereunder.

         SECTION 10.4. CONSENT OF LESS THAN ALL NOTEHOLDERS. Except as otherwise provided in Section 10.2 and 10.3, Supplemental Indentures may be entered into for any purpose (including the issuance of any Series of the Expansion Notes) with the consent of the Required Holders.

         SECTION 10.5. EXCHANGE; LEGEND OR NOTATION; EFFECT. (a) The Indenture Trustee shall, at the Borrower's expense, promptly send to each Noteholder a copy (conformed, executed or photostatic) of each Supplemental Indenture, but the failure to do so shall not impair or affect its validity.

                  (b) The Borrower or the Indenture Trustee may require that the Senior Secured Notes bear a legend or other notation as to any matter provided for in any Supplemental Indenture, or that new Senior Secured Notes be issued in exchange for the Senior Secured Notes, as provided in Article 2, but modified to conform to any modification effected by such Supplemental Indenture. Any such legending, notation or exchange shall, if requested by the Borrower, be at the cost and expense of the Borrower, and all legends, notations and modifications shall be in form approved by the Indenture Trustee.

                  (c) Upon the execution of any Supplemental Indenture, this Indenture or the Security Documents, as the case may be, shall be modified in accordance therewith, and such Supplemental Indenture shall form a part of this Indenture or the Security Documents, as the case may be, for all purposes; and every Noteholder of a Senior Secured Note theretofore or thereafter issued and delivered hereunder shall be bound thereby.

         SECTION 10.6. CONSENTS IN WRITING. Any consent of the Noteholders provided for in this Article 10 shall be embodied in or evidenced by one or any number of concurrent instruments of substantially similar tenor and any such consent shall become effective when such instrument or instruments are delivered to the Indenture Trustee and the Borrower, if applicable.

                                   ARTICLE 11

                                 MISCELLANEOUS

         SECTION 11.1. AMENDMENTS, ETC., OF CERTAIN DOCUMENTS. Whenever the agreement of the Indenture Trustee is required to any amendment, modification, cancellation or termination of any of the Security Documents, or any other document or instrument included in the Collateral, or whenever the Indenture Trustee is required to give any consent, waiver or approval under any thereof, the Indenture Trustee shall agree to such amendment, modification, cancellation or termination, or give such consent, waiver or approval, with (but only with) the prior written consent of the Required Holders; provided, however, that, without the prior written consent of the Noteholders of all of the Outstanding Senior Secured Notes of a Series affected thereby, the Indenture Trustee shall not take any action which would (a) reduce, or extend the time of payment of, the principal of or the premium, if any, or interest on any Senior Secured Note or any installment thereof, except for the waiver of any Default or Event of Default, which waiver shall require the consent of the Required Holders, or as otherwise expressly provided herein, (b) permit the creation or existence of any Lien, charge, encumbrance, pledge, conditional sale or other title retention agreement, encroachment or other defect affecting any of the property included in the Collateral except for Permitted Liens and except as otherwise permitted hereunder, (c) have the effect of modifying the definition of the term "LEASE EVENT OF DEFAULT" contained in the Lease, or the term "AGENCY AGREEMENT EVENT OF DEFAULT" contained in the Facility Agency Agreement, (d) reduce or otherwise modify or alter in the manner adverse to the Noteholders the obligations of the Guarantor under the Guarantee, (e) reduce or otherwise modify or alter in the manner adverse to the Noteholders the obligations of the Construction Agent under Article VIII of the Facility Agency Agreement, (f) alter, modify or amend any indemnities in favor, directly or indirectly, of any Noteholder, the Collateral or the Indenture Trustee (including, without limitation, indemnities provided for by Article 11 of the Participation Agreement), (g) alter the amount or extend the time of payment by the Lessee under any Lease, (h) modify, amend or supplement the Lease, the Bond Lease or the Bond Sublease or consent to any assignment of the Lease, the Bond Lease or the Bond Sublease, in either case, releasing the Lessee, the Bond Sublessor or the Borrower, respectively, from their obligations in respect of payment of Rent or any amounts payable in respect of a Casualty or Condemnation, or change the absolute and unconditional character of such obligations as set forth in the Lease, the Bond Lease or the Bond Sublease (except, in each case, as otherwise expressly provided in the Lease, the Bond Lease or the Bond Sublease), (i) deprive any Noteholder of the benefit of the Lien of any of the Security Documents on the Collateral except as otherwise expressly provided herein, 0 reduce or otherwise modify or alter in the manner adverse to the Noteholders the obligations of the Insurer under the Residual Value Policy or the Construction Termination Policy or (k) modify or amend this Section 11.1.

         SECTION 11.2. EXECUTION OF INSTRUMENTS BY NOTEHOLDERS. Any request or other instrument or action by any Noteholder of any Senior Secured Note shall bind every prior and future Noteholder of the same Senior Secured Note and the Noteholder of any Senior Secured Note issued in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Indenture Trustee or the Borrower pursuant to such request or other instrument or action.

         SECTION 11.3. LIMITATION OF RIGHTS OF OTHERS. Nothing in this Indenture is intended or shall be construed to give to any Person, other than the Borrower (including its successors and assigns as owners of the Facility or any interest therein), the Indenture Trustee and the Noteholders, any legal or equitable right, remedy or claim under or in respect of this Indenture or any covenant, condition or provision herein contained.

         SECTION 11.4. SEVERABILITY. In case any one or more of the provisions contained herein or in any Senior Secured Notes shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Indenture shall be construed as if such provision had never been contained herein or therein.

         SECTION 11.5. NOTICES. All notices, demands, declarations, designations, certificates, requests, offers, acceptances, consents, rejections, approvals, appointments, directions, and other instruments and communications given pursuant to this Indenture (collectively called "NOTICES") to any Person shall be in writing and shall be deemed to have been given when (a) delivered to that Person's Address in person, by mail, postage prepaid, by Federal Express or other reliable 24-hour delivery service, or (b) received at that Person's fax number, when sent via facsimile. From time to time any party may designate a new Address or fax number for purposes of notice hereunder to each of the other parties hereto. Any notice to be given by the Borrower to the Noteholders shall be given to the Indenture Trustee at the address for notices specified below, with a copy to Purchasers at their respective addresses for notices specified in Schedule A to the Note Purchase Agreements. Notices to be given by the Indenture Trustee to the Noteholders shall be given to the Noteholders at their respective addresses appearing on the Register. The Indenture Trustee shall forward to each Noteholder a copy of any notice or other communications received by the Indenture Trustee. All Notices given hereunder shall be irrevocable unless expressly specified otherwise.

         The term "ADDRESS" means:

         (A) with respect to the Borrower, c/o Wilmington Trust Company, 1100 North Market Street Rodney Square North, Wilmington, Delaware 19890-0001;
Attention: Corporate Trust Administration, with a copy to the Investor, 115 South LaSalle, 12th Floor, Chicago, Illinois 60603, Attention: Asset Portfolio Management; and

         (B) with respect to the Indenture Trustee, State Street and Trust Company of Missouri, N.A., One Metropolitan Square, Suite 3900, 211 North Broadway, St. Louis, Missouri 63102; Attention: Corporate Trust Department.

         Whenever in this Indenture the giving of Notice is required, the giving thereof may be waived in writing at any time by the Person or Persons entitled to receive such Notice. Except as in this Indenture otherwise expressly provides, (x) this Indenture may not be modified except by an instrument in writing executed by the Borrower and the Indenture Trustee, and (y) no requirement hereof may be waived at any time except by a writing signed by the party against whom such waiver is sought to be enforced, nor shall any waiver be deemed a waiver of any subsequent breach or default.

         SECTION 11.6. MAXIMUM INTEREST PAYABLE. No provision of this Indenture or any of the Senior Secured Notes shall require the payment or permit the collection of interest in excess of the maximum permitted by law. If, upon the payment of any portion of the Indebtedness under any Series of the Senior Secured Notes, such payment would result in the payment of any interest in excess of the maximum rate permitted by law, the portion of such payment that would otherwise constitute such interest will be deemed to constitute an involuntary prepayment of principal (to be applied in inverse order of maturity and with respect to which no premium will be charged and no prepayment notice will be required) as of the date paid. Upon notice of such principal prepayment, the Indenture Trustee will reapply all subsequent payments made in respect of the Indebtedness represented by such Series to principal (to be applied in inverse order of maturity and with respect to which no premium will be charged and no prepayment notice will be required) and interest to give effect to the maximum interest rate then permitted by law. Upon each such partial prepayment of principal, all payments of principal and interest which are thereafter due and payable on such Series will be in such a manner that upon the due payment of all remaining payments of principal and interest in respect hereof there will have been paid to the Noteholder hereof the entire unpaid principal balance of such Series, together with accrued interest thereon.

         SECTION 11.7. ACTION BY THE REQUIRED HOLDERS. If the Indenture Trustee refuses to act hereunder or under any other Operative Agreement at the direction of the Required Holders, the Required Holders may take such action instead of the Indenture Trustee and any such action shall be deemed to be taken by the Indenture Trustee hereunder or under such other Operative Agreement.

         SECTION 11.8. COUNTERPARTS. This Indenture may be executed in any number of counterparts and each thereof shall be deemed to be an original; and all such counterparts shall constitute but one and the same instrument.

         SECTION 11.9. SUCCESSORS AND ASSIGNS. All of the provisions herein contained shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, to the same extent as if each such successor and assign were named as a party to this Indenture. Wherever used, the singular shall include the plural, the plural shall include the singular and the use of any gender shall include all genders.

         SECTION 11.10. TABLE OF CONTENTS, HEADINGS. The table of contents and the headings appearing in this Indenture have been inserted for convenient reference only and shall not modify, define, limit or expand the express provisions of this Indenture.

         SECTION 11.11. GOVERNING LAW. THIS INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK EXCLUDING ALL CHOICE OF LAW AND CONFLICT OF LAWS RULES THAT WOULD APPLY THE LAW OF ANY OTHER STATE.

         SECTION 11.12. INCORPORATED SCHEDULES AND EXHIBITS. The following Schedules and Exhibits are hereby incorporated by reference herein.

         SECTION 11.13. SECTION REFERENCES. Unless the context otherwise requires, all references to sections, articles and subdivisions shall be to the sections, articles and subdivisions of this Indenture.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, MCI O'Fallon 1999 Trust, as the Borrower, by WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity, but solely as Owner Trustee of the Borrower, has caused this Indenture to be executed and delivered, and STATE STREET BANK AND TRUST COMPANY OF MISSOURI, N.A., a national banking association, not in its individual capacity except as expressly provided herein, but solely as Indenture Trustee hereunder for the benefit of the Noteholders referred to herein, in token of its acceptance of the trusts created hereunder, by its duly authorized officer, has caused this Indenture to be executed and delivered, all as of the day and year first above written.

                             MCI O'FALLON 1999 TRUST

                             By: Wilmington Trust Company, not in its
                                 individual capacity, but solely as Owner
                                 Trustee

                                 By: /s/ Sheila J. Wallbridge
                                    --------------------------------------
                                 Name: Sheila J. Wallbridge
                                 Title: Senior Financial Services Officer

                             STATE STREET BANK AND TRUST
                             COMPANY OF MISSOURI, N.A.
                             not in its individual rapacity except as expressly provided herein as Indenture Trustee

                             By: /s/ BRIAN P. KRIPPNER
                                 ------------------------------------------
                             Name: BRIAN P. KRIPPNER
                             Title: VICE PRESIDENT

STATE OF MISSOURI)
                 ) ss.:
CITY OF ST. LOUIS)

         On this 30th of August, 1999, before me the undersigned, a Notary Public in and for said County and State, personally appeared Sheila Wallbridge personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as Senior Financial Services Officer of Wilmington Trust Company, a Delaware banking corporation, the company that executed the within instrument, not in its individual capacity, but solely as the Owner Trustee of the Borrower under the Indenture, and acknowledged to me that such company executed it.

                                             WITNESS my hand and official seal.

                                             /s/ Beth Ann Thomas
                                             -----------------------------------
                                             Notary Public

[SEAL]

        BETH ANN THOMAS
  Notary Public - Notary Seal
       STATE OF MISSOURI
        St. Louis County
My Commission Expires: Aug. 12, 2000

STATE OF MISSOURI)
                 ) ss.:
CITY OF ST. LOUIS)

         On this 30th of August, 1999, before me the undersigned, a Notary Public in and for said County and State, personally appeared Brian Krippner personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed the within instrument as authorized officer of State Street Bank and Trust Company of Missouri, N.A., a national banking association, the association that executed the within instrument, not in its individual capacity but solely as the Indenture Trustee under this Indenture, and acknowledged to me that said association executed it.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

                                             /s/ Beth Ann Thomas
                                                 -------------------------------
                                                 Notary Public

[SEAL]

                                   EXHIBIT A-1

                                     FORM OF

                          SERIES A SENIOR SECURED NOTE

                        THIS NOTE HAS NOT BEEN REGISTERED
                        UNDER THE SECURITIES ACT OF 1933,
                        AS AMENDED (THE "1933 ACT"), AND
                       MAY NOT BE OFFERED FOR SALE OR SOLD
                       OR OTHERWISE TRANSFERRED EXCEPT IN
                        COMPLIANCE WITH THE 1933 ACT AND
                     THE RULES AND REGULATIONS THEREUNDER.

                             MCI O'FALLON 1999 TRUST

            7.36% SERIES A SENIOR SECURED NOTE Due September 1, 2009

No. R-___                                                      [ Date ]
$_______________________                                       PPN 55279 * AA 6

         MCI O'FALLON 1999 TRUST, a Delaware business trust (herein, together with its successors and assigns, called "MAKER"), for value received hereby promises to pay to [______________________________], a [___________________], or
registered assigns, the principal sum of [____________________________] DOLLARS ($____________________), as provided herein, together with interest (computed, in arrears, on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof, at the rate of 7.36% per annum (the "INTEREST RATE") from the date hereof to and including the date paid, and (b) on any due and unpaid payment (including any due and unpaid required or optional prepayment) of principal, and to the extent permitted by law, any due and unpaid payment of interest and any due and unpaid payment of any Make Whole Premium (as defined in the Indenture referred to below), at the rate of the greater of (x) 9.36% per annum or (y) 2% over the prime rate announced by The Chase Manhattan Bank (in either case, the "OVERDUE RATE").

         This Note is one of Maker's 7.36% Series A Senior Secured Notes Due September 1, 2009 (herein called the "NOTES") issued pursuant to the Indenture, dated as of August 31, 1999 (herein called the "INDENTURE") from Maker, as the Borrower, to State Street Bank and Trust Company of Missouri, N.A., a national banking association, as Indenture Trustee for the benefit of the Noteholders, and purchased pursuant to the Note Purchase Agreement dated as of August 31, 1999 (herein called the "NOTE PURCHASE AGREEMENT"), by and among Maker and the Purchasers listed on Schedule A thereto (herein called the "PURCHASERS"). Capitalized terms used herein without definition shall have the meanings set forth in Annex A to the Participation

Agreement, dated as of August 31, 1999 (herein called the "PARTICIPATION AGREEMENT"), among MasterCard International Incorporated, a non-stock membership corporation organized under the laws of the State of Delaware (herein called the "LESSEE"), Maker, Wilmington Trust Company, BMO Global Capital Solutions, Inc. (herein called the "INVESTOR"), the Indenture Trustee and the Purchasers. The rules of usage set forth in such Annex A shall apply hereto.

         As used herein, the term "HOLDER" means [____________________] and each person (if any) to which such named Holder sells or otherwise transfers this Note or any Notes issued in exchange, substitution or replacement herefor in accordance with the terms of the Indenture.

         SECTION 1. SECURITY. This Note is secured by a first priority Lien on the Collateral. In addition, this Note shall also have the benefit, equally and ratably, of guarantees by and undertakings of (i) the Guarantor to the extent provided in the Guarantee, (ii) the Construction Agent, to the extent provided in Article VIII of the Facility Agency Agreement and (iii) the Insurer to the extent provided in (x) the Residual Value Policy and (y) the Construction Termination Policy. Reference is hereby made to the Security Documents, the Guarantee, the Residual Value Policy and the Construction Termination Policy for a description of the security and insurance thereby granted, the nature and extent of the security for the Notes, and the nature and extent of the assignment and the rights of Holder and Maker in respect of the security or otherwise.

         SECTION 2. PAYMENTS. Maker shall make all payments with respect to the Notes to the Indenture Trustee as provided in Schedule B to the Indenture. Except as provided in Section 2.2(d) of the Indenture, the principal of, premium, if any, and interest on this Note shall be payable by the Indenture Trustee to the holder of such Note at the payment offices of the Indenture Trustee, located at State Street Bank and Trust Company, 2 Avenue de Lafayette, 5th floor, Boston, Massachusetts 02111-1724, Attention: Corporate Trust Department, in lawful money of the United States of America, against presentation of such Note for notation of the payment or prepayment made thereon or, in the case of a payment or prepayment which shall discharge all Indebtedness of the Borrower evidenced thereby, against surrender or assignment thereof. Interest on this Note will be due and payable semiannually, on the first day of September and March in each year, commencing on_________________, and ending on the Maturity Date. The entire amount of unpaid principal, accrued and unpaid interest and all other amounts payable under the Operative Agreements, if any, will be due and payable in a final payment on the Maturity Date or such earlier date as is provided for herein. The Indenture Trustee will apply each payment made in respect of this Note in the manner and for the purposes specified in the Indenture. Upon full payment of the entire Indebtedness represented by this Note, the Holder will, at the option of Maker, either (i) mark this Note "PAID IN FULL" and surrender this Note to the Indenture Trustee for cancellation, or (ii) assign this Note to Maker's designee without recourse to Holder. The outstanding principal and interest shown on the books and records of the Indenture Trustee or the Holder will constitute prima facie evidence of the principal and interest owing and unpaid under this Note. However, any failure to record on the books or records of the Indenture Trustee or Holder the date or amount of any disbursement or advance under any of the Operative Agreements will not limit or otherwise affect Maker's obligation to repay the principal amount of such disbursements and advances, together with all interest accruing thereon, as provided for in the Operative Agreements.

         SECTION 3. PREPAYMENT. This Note is subject to prepayment from time to time only under the circumstances and in compliance with the terms and conditions set forth in Article 7 of the Indenture.

         SECTION 4. LIMITATION ON INTEREST. If, upon the payment of any portion of the Indebtedness represented by this Note, such payment would result in the payment of any interest in excess of the maximum rate permitted by law, the portion of such payment that would otherwise constitute such interest will be deemed to constitute an involuntary prepayment of principal (to be applied in inverse order of maturity and with respect to which no premium will be charged and no prepayment notice will be required) as of the date paid. Upon notice of such principal prepayment, the Indenture Trustee will reapply all subsequent payments made in respect of the Indebtedness represented by this Note to principal (to be applied in inverse order of maturity and with respect to which no premium will be charged and no prepayment notice will be required) and interest to give effect to the maximum interest rate then permitted by law. Upon each such partial prepayment of principal, all payments of principal and interest which are thereafter due and payable on this Note will be in such a manner that upon the due payment of all remaining payments of principal and interest in respect hereof there will have been paid to the Holder hereof the entire unpaid principal balance of this Note, together with accrued interest thereon.

         SECTION 5. REGISTER; TRANSFER AND EXCHANGE OF NOTES. This Note is issuable only as a fully registered Note. Maker will deem and treat the person in whose name this Note is registered on the Register as the absolute owner hereof (whether or not this Note is overdue) for the purpose of receiving payments of principal, premium and interest and for all other purposes, and Maker will not be affected by any notice to the contrary. In accordance with the provisions of the Indenture, this Note may be transferred only on the Register at the Indenture Trustee's Office, and exchanged for a note or notes of other denominations only of the same Series.

         SECTION 6. DEFAULTS; REMEDIES. Upon the occurrence of an Indenture Event of Default, the Indenture Trustee, acting on behalf of Holder and the other holders of Notes as provided in the Indenture, may (but shall not be obligated to in the absence of directions from the Noteholders) exercise any and all of the rights and remedies provided for under any and all of the Operative Agreements or otherwise available at law or in equity. The Operative Agreements provide, among other things, that upon an Indenture Event of Default the Indenture Trustee may, among other things, accelerate the Maturity Date and foreclose on the Collateral and in connection therewith the entire Indebtedness represented by this Note, including, without limitation, the Make Whole Premium, will automatically become due and payable by Maker.

         SECTION 7. COLLECTION COSTS. Should any Indebtedness represented by this Note be collected at law or in equity, or in bankruptcy or other proceedings, or should this Note be placed in the hands of attorneys for collection after default, the undersigned agrees to pay, in addition to the principal, Make Whole Premium, if any, and interest due and payable hereon, all costs of collecting or attempting to collect this Note, including reasonable attorneys' fees and expenses (including those incurred in connection with any appeal), whether or not any dispute as to the validity or enforceability of any provision of the Notes or any of the Operative Agreements results in litigation and whether or not any such litigation is prosecuted to judgment, unless judgment is entered for Maker in any such enforcement or collection effort.

         SECTION 8. JOINT AND SEVERAL LIABILITY; WAIVER. Except as limited by the provisions of Section 9, the undersigned and each other person that is or becomes liable (whether voluntarily or by operation of law) for any obligation of Maker under this Note hereby: (a) assumes liability for each obligation of Maker under the Operative Agreements; and (b) waives all homestead and other exemption rights, all valuation and appraisal rights, demand, presentment, notice of nonpayment or dishonor, protest and lack of diligence or delay in enforcement or collection of the Notes or any performance or payment obligation of Maker under the Operative Agreements.

         SECTION 9. NONRECOURSE LIABILITY. (a) Notwithstanding any provision in the Operative Agreements to the contrary, except as provided in clauses (b) and
(c) of this Section), it is expressly understood and agreed that if any suit is instituted on this Note, any judgment obtained thereby shall be satisfied solely out of the foreclosure and sale of the Collateral and/or suit on the Guarantee, the Facility Agency Agreement, the Residual Value Policy and the Construction Termination Policy. If a lesser sum is realized from such foreclosure, sale and/or suit, neither Holder nor the Indenture Trustee will institute any action, suit, claim or demand in law or equity against the other assets of Maker or against Maker's managers, officers, directors, employees or the Investor, for or on account of the deficiency or for any other matter with respect to Maker's obligations hereunder or under any of the other Operative Agreements.

                  (b) Nothing contained in clause (a) above will in any way affect or impair: (i) the Lien of the Security Documents securing the entirety of all amounts due under the Bonds, this Note and under the Indenture; (ii) the Holder's rights under the Guarantee (including upon acceleration to receive the entirety of all amounts due under this Note and under the Indenture), the Facility Agency Agreement, the Residual Value Policy or the Construction Termination Policy; (iii) Maker's liability for its obligations as landlord under the Lease; (iv) Maker's liability for its obligations under Section 8.2(a), (d), (f), (i) and (1) of the Participation Agreement; or (v) the Holder's and the Indenture Trustee's rights pursuant to the Lease, the Assignment of Leases or any other Operative Agreement to institute actions, suits, claims or demands in law or equity against the Lessee.

                  (c)      Further, the following, (x) in the case of clauses
(iii), (iv), (v), (vii), (ix) or (xi), if liability imposed thereby results from any action of the Borrower directed by the Investor, and (y) in the case of all other clauses, as provided therein, are excluded from the provisions of clause
(a), and the Indenture Trustee or Holder, as appropriate, may recover personally against the other assets of Maker (but not against any assets of any manager, officer, director or employee of the Borrower or the Investor or their personal assets) for the following as aforesaid:

                           (i)      all actual losses, damages or liabilities
that the Noteholders suffer arising out of any fraud or willful or intentional misrepresentation by Maker in connection with: (A) Maker's performance or fulfillment of any of the conditions to or requirements for any advance of the Indebtedness under the Senior Secured Notes; (B) the execution and delivery by Maker of any of the documents evidencing or securing the Indebtedness under the Senior Secured Notes; (C) the making of any representations or warranties by Maker contained in the Operative Agreements; or (D) Maker's performance of any of its obligations under the Operative Agreements;

                           (ii)     all rents and other revenues, payments or
reimbursements of any kind whatsoever (including all payments by the Lessee) derived from the Facility and received by Maker at any time after Maker becomes aware of any Indenture Event of Default (unless waived or cured pursuant to the Indenture) or on deposit on the date Maker becomes so aware in one or more accounts used by Maker or Maker's agents or representatives in connection with the Facility, except to the extent permitted under the Indenture or otherwise properly applied (as documented by evidence reasonably satisfactory to the Required Holders) to the normal and customary expenses and operations of the Facility, in each case pursuant to the Lease and the Security Documents;

                           (iii)    all security or other deposits and advance
rents collected by Maker and not properly applied in due course (as documented by evidence reasonably satisfactory to the Required Holders);

                           (iv)     the replacement cost of any items of
personalty or any fixtures removed from the Facility by Maker and not replaced, unless obsolete or permitted to be removed by the terms of the Lease, at any time after Maker becomes aware of any Indenture Event of Default (unless waived or cured pursuant to the Indenture);

                           (v)      all actual losses, damages and liabilities
that the Noteholders suffer arising from any acts of commission or omission by Maker that result in waste upon the Collateral;

                           (vi)     any Net Proceeds that are misapplied by the
Borrower contrary to the terms hereof and of the Lease;

                           (vii)    all actual losses, damages and liabilities
that the Noteholders suffer arising from any of Maker's obligations as landlord under the Lease;

                           (viii)   any amendment, modification, waiver or any
termination of the Bond Sublease, the Lease, the Residual Value Policy, the Construction Termination Policy or the Facility Agency Agreement without the consent of the Required Holders;

                           (ix)     any act or omission of Maker that vitiates
any coverage, or reduces any amount that might otherwise be payable, under (x) any property (hazard) insurance policy required under the Operative Agreements with respect to the Facility, (y) any provision for self-insurance or (z) the Residual Value Policy or the Construction Termination Policy;

                           (x)      any Lien, other than Permitted Liens,
resulting from the action or inaction of Maker that is not required to be indemnified by the Lessee;

                           (xi)     any environmental liability of Maker that is
not required to be indemnified by the Lessee; and

                           (xii)    the failure of Maker to conduct its business
in a manner sufficient to avoid consolidation with any of its Affiliates, except with respect to the filing of consolidated Tax returns in accordance with the Code and except as imposed by law under ERISA.

         SECTION 10. SEVERABILITY. If any provision of this Note shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         SECTION 11. CHOICE OF LAW; PERSONAL JURISDICTION. This Note shall be governed by the laws of the State of New York excluding all choice of law and conflict of laws rules that would apply the law of any other state. Maker hereby consents and will submit to the jurisdiction and venue of New York courts and the United States District Court for the Southern District of New York in connection with any action or proceeding arising out of or relating to the Notes.

         SECTION 12. AUTHENTICATION. This Note shall not be valid unless the certificate of authentication hereon shall have been signed by the Indenture Trustee.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, Maker has caused this 7.36% Series A Senior Secured Note due September 1, 2009 to be duly executed and delivered.

                               MCI O'FALLON 1999 TRUST, a Delaware
                               business trust

                               By: Wilmington Trust Company,
                                   a Delaware banking corporation, not in its
                                   individual capacity, but solely as Owner
                                   Trustee

                                   By:    ______________________________________
                                   Name:
                                   Title:

                                   EXHIBIT A-2

                                     FORM OF

                          SERIES B SENIOR SECURED NOTE

                        THIS NOTE HAS NOT BEEN REGISTERED
                        UNDER THE SECURITIES ACT OF 1933,
                        AS AMENDED (THE "1933 ACT"), AND
                       MAY NOT BE OFFERED FOR SALE OR SOLD
                       OR OTHERWISE TRANSFERRED EXCEPT IN
                        COMPLIANCE WITH THE 1933 ACT AND
                      THE RULES AND REGULATIONS THEREUNDER.

                             MCI O'FALLON 1999 TRUST

            ____% SERIES B SENIOR SECURED NOTE Due September 1, 2009

No.________                                                           [  Date  ]
$____________________                                                 PPN_______

         MCI O'Fallon 1999 Trust, a Delaware business trust (herein, together with its successors and assigns, called "MAKER"), for value received hereby promises to pay to [___________________________], a [______________________], or
registered assigns, the principal sum of [___________________________] DOLLARS ($____________________), as provided herein, together with interest (computed, in arrears, on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof, at the rate of__% per annum (the "INTEREST RATE") from the date hereof to and including the date paid, and (b) on any due and unpaid payment (including any due and unpaid required or optional prepayment) of principal, and to the extent permitted by law, any due and unpaid payment of interest and any due and unpaid payment of any Make Whole Premium (as defined in the Indenture referred to below), at the rate of the greater of (x)_____% per annum or (y) 2% over the prime rate announced by The Chase Manhattan Bank (in either case, the "OVERDUE RATE").

         This Note is one of Maker's _____% Series B Senior Secured Notes Due September 1, 2009 (herein called the "NOTES") issued pursuant to the Indenture, dated as of August 31, 1999 (herein called the "INDENTURE") from Maker, as the Borrower, to State Street Bank and Trust Company of Missouri, N.A., a national banking association, as Indenture Trustee for the benefit of the Noteholders, and purchased pursuant to the Note Purchase Agreement dated as of August 31, 1999 (herein called the "NOTE PURCHASE AGREEMENT"), by and among Maker and the Purchasers listed on Schedule A thereto (herein called the "PURCHASERS"). Capitalized terms used herein without definition shall have the meanings set forth in Annex A to the Participation

Agreement, dated as of August 31, 1999 (herein called the "PARTICIPATION AGREEMENT"), among MasterCard International Incorporated, a non-stock membership corporation organized under the laws of the State of Delaware (herein called the "LESSEE"), Maker, Wilmington Trust Company, BMO Global Capital Solutions, Inc. (herein called the "INVESTOR"), the Indenture Trustee and the Purchasers. The rules of usage set forth in such Annex A shall apply hereto.

         As used herein, the term "HOLDER" means [____________________] and each person (if any) to which such named Holder sells or otherwise transfers this Note or any Notes issued in exchange, substitution or replacement herefor in accordance with the terms of the Indenture.

         SECTION 1. SECURITY. This Note is secured by a first priority Lien on the Collateral. In addition, this Note shall also have the benefit, equally and ratably, of guarantees by and undertakings of (i) the Guarantor to the extent provided in the Guarantee, (ii) the Construction Agent, to the extent provided in Article VIII of the Facility Agency Agreement and (iii) the Insurer to the extent provided in (x) the Residual Value Policy and (y) the Construction Termination Policy. Reference is hereby made to the Security Documents, the Guarantee, the Residual Value Policy and the Construction Termination Policy for a description of the security and insurance thereby granted, the nature and extent of the security for the Notes, and the nature and extent of the assignment and the rights of Holder and Maker in respect of the security or otherwise.

         SECTION 2. PAYMENTS. Maker shall make all payments with respect to the Notes to the Indenture Trustee as provided in Schedule B to the Indenture. Except as provided in Section 2.2(d) of the Indenture, the principal of, premium, if any, and interest on this Note shall be payable by the Indenture Trustee to the holder of such Note at the payment offices of the Indenture Trustee, located at State Street Bank and Trust Company, 2 Avenue de Lafayette, 5th floor, Boston, Massachusetts 02111-1724, Attention: Corporate Trust Department, in lawful money of the United States of America, against presentation of such Note for notation of the payment or prepayment made thereon or, in the case of a payment or prepayment which shall discharge all Indebtedness of the Borrower evidenced thereby, against surrender or assignment thereof. Interest on this Note will be due and payable semiannually, on the first day of September and March in each year, commencing on_________________, and ending on the Maturity Date. The entire amount of unpaid principal, accrued and unpaid interest and all other amounts payable under the Operative Agreements, if any, will be due and payable in a final payment on the Maturity Date or such earlier date as is provided for herein. The Indenture Trustee will apply each payment made in respect of this Note in the manner and for the purposes specified in the Indenture. Upon full payment of the entire Indebtedness represented by this Note, the Holder will, at the option of Maker, either (i) mark this Note "PAID IN FULL" and surrender this Note to the Indenture Trustee for cancellation, or (ii) assign this Note to Maker's designee without recourse to Holder. The outstanding principal and interest shown on the books and records of the Indenture Trustee or the Holder will constitute prima facie evidence of the principal and interest owing and unpaid under this Note. However, any failure to record on the books or records of the Indenture Trustee or Holder the date or amount of any disbursement or advance under any of the Operative Agreements will not limit or otherwise affect Maker's obligation to repay the principal amount of such disbursements and advances, together with all interest accruing thereon, as provided for in the Operative Agreements.

         SECTION 3. PREPAYMENT. This Note is subject to prepayment from time to time only under the circumstances and in compliance with the terms and conditions set forth in Article 7 of the Indenture.

         SECTION 4. LIMITATION ON INTEREST. If, upon the payment of any portion of the Indebtedness represented by this Note, such payment would result in the payment of any interest in excess of the maximum rate permitted by law, the portion of such payment that would otherwise constitute such interest will be deemed to constitute an involuntary prepayment of principal (to be applied in inverse order of maturity and with respect to which no premium will be charged and no prepayment notice will be required) as of the date paid. Upon notice of such principal prepayment, the Indenture Trustee will reapply all subsequent payments made in respect of the Indebtedness represented by this Note to principal (to be applied in inverse order of maturity and with respect to which no premium will be charged and no prepayment notice will be required) and interest to give effect to the maximum interest rate then permitted by law. Upon each such partial prepayment of principal, all payments of principal and interest which are thereafter due and payable on this Note will be in such a manner that upon the due payment of all remaining payments of principal and interest in respect hereof there will have been paid to the Holder hereof the entire unpaid principal balance of this Note, together with accrued interest thereon.

         SECTION 5. REGISTER; TRANSFER AND EXCHANGE OF NOTES. This Note is issuable only as a fully registered Note. Maker will deem and treat the person in whose name this Note is registered on the Register as the absolute owner hereof (whether or not this Note is overdue) for the purpose of receiving payments of principal, premium and interest and for all other purposes, and Maker will not be affected by any notice to the contrary. In accordance with the provisions of the Indenture, this Note may be transferred only on the Register at the Indenture Trustee's Office, and exchanged for a note or notes of other denominations only of the same Series.

         SECTION 6. DEFAULTS; REMEDIES. Upon the occurrence of an Indenture Event of Default, the Indenture Trustee, acting on behalf of Holder and the other holders of Notes as provided in the Indenture, may (but shall not be obligated to in the absence of directions from the Noteholders) exercise any and all of the rights and remedies provided for under any and all of the Operative Agreements or otherwise available at law or in equity. The Operative Agreements provide, among other things, that upon an Indenture Event of Default the Indenture Trustee may, among other things, accelerate the Maturity Date and foreclose on the Collateral and in connection therewith the entire Indebtedness represented by this Note, including, without limitation, the Make Whole Premium, will automatically become due and payable by Maker.

         SECTION 7. COLLECTION COSTS. Should any Indebtedness represented by this Note be collected at law or in equity, or in bankruptcy or other proceedings, or should this Note be placed in the hands of attorneys for collection after default, the undersigned agrees to pay, in addition to the principal, Make Whole Premium, if any, and interest due and payable hereon, all costs of collecting or attempting to collect this Note, including reasonable attorneys' fees and expenses (including those incurred in connection with any appeal), whether or not any dispute as to the validity or enforceability of any provision of the Notes or any of the Operative Agreements results in litigation and whether or not any such litigation is prosecuted to judgment, unless judgment is entered for Maker in any such enforcement or collection effort.

         SECTION 8. JOINT AND SEVERAL LIABILITY; WAIVER. Except as limited by the provisions of Section 9, the undersigned and each other person that is or becomes liable (whether voluntarily or by operation of law) for any obligation of Maker under this Note hereby: (a) assumes liability for each obligation of Maker under the Operative Agreements; and (b) waives all homestead and other exemption rights, all valuation and appraisal rights, demand, presentment, notice of nonpayment or dishonor, protest and lack of diligence or delay in enforcement or collection of the Notes or any performance or payment obligation of Maker under the Operative Agreements.

         SECTION 9. NONRECOURSE LIABILITY. (a) Notwithstanding any provision in the Operative Agreements to the contrary, except as provided in clauses (b) and
(c) of this Section), it is expressly understood and agreed that if any suit is instituted on this Note, any judgment obtained thereby shall be satisfied solely out of the foreclosure and sale of the Collateral and/or suit on the Guarantee, the Facility Agency Agreement, the Residual Value Policy and the Construction Termination Policy. If a lesser sum is realized from such foreclosure, sale and/or suit, neither Holder nor the Indenture Trustee will institute any action, suit, claim or demand in law or equity against the other assets of Maker or against Maker's managers, officers, directors, employees or the Investor, for or on account of the deficiency or for any other matter with respect to Maker's obligations hereunder or under any of the other Operative Agreements.

                  (b) Nothing contained in clause (a) above will in any way affect or impair: (i) the Lien of the Security Documents securing the entirety of all amounts due under the Bonds, this Note and under the Indenture; (ii) the Holder's rights under the Guarantee (including upon acceleration to receive the entirety of all amounts due under this Note and under the Indenture), the Facility Agency Agreement, the Residual Value Policy or the Construction Termination Policy; (iii) Maker's liability for its obligations as landlord under the Lease; (iv) Maker's liability for its obligations under Section 8.2(a), (d), (f), (i) and (1) of the Participation Agreement; or (v) the Holder's and the Indenture Trustee's rights pursuant to the Lease, the Assignment of Leases or any other Operative Agreement to institute actions, suits, claims or demands in law or equity against the Lessee.

                  (c)      Further, the following, (x) in the case of clauses
(iii), (iv), (v), (vii), (ix) or (xi), if liability imposed thereby results from any action of the Borrower directed by the Investor, and (y) in the case of all other clauses, as provided therein, are excluded from the provisions of clause
(a), and the Indenture Trustee or Holder, as appropriate, may recover personally against the other assets of Maker (but not against any assets of any manager, officer, director or employee of the Borrower or the Investor or their personal assets) for the following as aforesaid:

                           (i)      all actual losses, damages or liabilities
that the Noteholders suffer arising out of any fraud or willful or intentional misrepresentation by Maker in connection with: (A) Maker's performance or fulfillment of any of the conditions to or requirements for any advance of the Indebtedness under the Senior Secured Notes; (B) the execution and delivery by Maker of any of the documents evidencing or securing the Indebtedness under the Senior Secured Notes; (C) the making of any representations or warranties by Maker contained in the Operative Agreements; or (D) Maker's performance of any of its obligations under the Operative Agreements;

                           (ii)     all rents and other revenues, payments or
reimbursements of any kind whatsoever (including all payments by the Lessee) derived from the Facility and received by Maker at any time after Maker becomes aware of any Indenture Event of Default (unless waived or cured pursuant to the Indenture) or on deposit on the date Maker becomes so aware in one or more accounts used by Maker or Maker's agents or representatives in connection with the Facility, except to the extent permitted under the Indenture or otherwise properly applied (as documented by evidence reasonably satisfactory to the Required Holders) to the normal and customary expenses and operations of the Facility, in each case pursuant to the Lease and the Security Documents;

                           (iii)    all security or other deposits and advance
rents collected by Maker and not properly applied in due course (as documented by evidence reasonably satisfactory to the Required Holders);

                           (iv)     the replacement cost of any items of
personalty or any fixtures removed from the Facility by Maker and not replaced, unless obsolete or permitted to be removed by the terms of the Lease, at any time after Maker becomes aware of any Indenture Event of Default (unless waived or cured pursuant to the Indenture);

                           (v)      all actual losses, damages and liabilities
that the Noteholders suffer arising from any acts of commission or omission by Maker that result in waste upon the Collateral;

                           (vi)     any Net Proceeds that are misapplied by the
Borrower contrary to the terms hereof and of the Lease;

                           (vii)    all actual losses, damages and liabilities
that the Noteholders suffer arising from any of Maker's obligations as landlord under the Lease;

                           (viii)   any amendment, modification, waiver or any
termination of the Bond Sublease, the Lease, the Residual Value Policy, the Construction Termination Policy or the Facility Agency Agreement without the consent of the Required Holders;

                           (ix)     any act or omission of Maker that vitiates
any coverage, or reduces any amount that might otherwise be payable, under (x) any property (hazard) insurance policy required under the Operative Agreements with respect to the Facility, (y) any provision for self-insurance or (z) the Residual Value Policy or the Construction Termination Policy;

                           (x)      any Lien, other than Permitted Liens,
resulting from the action or inaction of Maker that is not required to be indemnified by the Lessee;

                           (xi)     any environmental liability of Maker that is
not required to be indemnified by the Lessee; and

                           (xii)    the failure of Maker to conduct its business
in a manner sufficient to avoid consolidation with any of its Affiliates, except with respect to the filing of consolidated Tax returns in accordance with the Code and except as imposed by law under ERISA.

         SECTION 10. SEVERABILITY. If any provision of this Note shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof, and this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         SECTION 11. CHOICE OF LAW; PERSONAL JURISDICTION. This Note shall be governed by the laws of the State of New York excluding all choice of law and conflict of laws rules that would apply the law of any other state. Maker hereby consents and will submit to the jurisdiction and venue of New York courts and the United States District Court for the Southern District of New York in connection with any action or proceeding arising out of or relating to the Notes.

         SECTION 12. AUTHENTICATION. This Note shall not be valid unless the certificate of authentication hereon shall have been signed by the Indenture Trustee.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, Maker has caused this ____% Series B Senior Secured Note due September 1, 2009 to be duly executed and delivered.

                              MCI O'FALLON 1999 TRUST, a Delaware
                              business trust

                              By: Wilmington Trust Company,
                                  a Delaware banking corporation, not in its
                                  individual capacity, but solely as Owner
                                  Trustee

                                  By:    _______________________________________
                                  Name:
                                  Title:

                                    EXHIBIT B

                          CERTIFICATE OF AUTHENTICATION

              STATE STREET BANK AND TRUST COMPANY OF MISSOURI, N.A.

         This is one of the 7.36% Series A Senior Secured Notes due September 1, 2009 issued by MCI O'Fallon 1999 Trust, a Delaware business trust, described in the within-mentioned Indenture.

                                           STATE STREET BANK AND TRUST
                                           COMPANY OF MISSOURI, N.A.
                                           as Indenture Trustee

                                           By: _________________________________
                                                 Name:
                                                 Title: Authorized Signatory

                                     ANNEX A

                         DEFINITIONS AND RULES OF USAGE

                                                                         Annex A

                         RULES OF USAGE AND DEFINITIONS

                                 Rules of Usage

                  The following rules of usage shall apply to this Annex A and the Operative Agreements (and each appendix, schedule, exhibit and annex to the foregoing) unless otherwise required by the context or unless otherwise defined therein:

                  (a) Except as otherwise expressly provided, any definitions defined herein or in any other document shall be equally applicable to the singular and plural forms of the terms defined.

                  (b) Except as otherwise expressly provided, references in any document to articles, sections, paragraphs, clauses, annexes, appendices, schedules or exhibits are references to articles, sections, paragraphs, clauses, annexes, appendices, schedules or exhibits in or to such document.

                  (c) The headings, subheadings and table of contents used in any document are solely for convenience of reference and shall not constitute a part of any such document nor shall they affect the meaning, construction or effect of any provision thereof.

                  (d) References to any Person shall include such Person, its successors and permitted assigns and transferees.

                  (e) Except as otherwise expressly provided, reference to any agreement means such agreement as amended, modified, extended or supplemented from time to time in accordance with the applicable provisions thereof.

                  (f) Except as otherwise expressly provided, references to any law includes any amendment or modification to such law and any rules or regulations issued thereunder or any law enacted in substitution or replacement therefor.

                  (g) When used in any document, words such as "hereunder", "hereto", "hereof" and "herein" and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof.

                  (h) References to "including" means including without limiting the generality of any description preceding such term and for purposes hereof the rule of ejusdem generis shall not be applicable to limit a general statement, followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned.

                  (i) Each of the parties to the Operative Agreements and their counsel have reviewed and revised, or requested revisions to, the Operative Agreements, and the usual rule of construction that any ambiguities are to be resolved against the drafting party shall be inapplicable in the construction and interpretation of the Operative Agreements and any amendments or exhibits thereto.

                                   Definitions

                  "Acceleration Date" shall have the meaning specified in
         Section 8.2(b) of the Indenture.

                  "Affiliate" of any Person shall mean, (a) any Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with such Person, or (b) any Person who is a director or officer (i) of such Person, (ii) of any Subsidiary of such Person, or (iii) of any Person described in clause
         (a) above. For purposes of this definition, control of a Person shall mean the power, direct or indirect, either to (A) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person, or (B) direct or cause the direction of the management and policies of such Person whether by contract or otherwise; provided however, that the Trust Company shall not be deemed to be an Affiliate of the Trust, the Indenture Trustee, the Investor or the Lessee.

                  "After Tax Basis" shall mean, with respect to any payment to be received, the amount of such payment increased so that, after deduction of the amount of all Taxes required to be paid by the recipient (less any tax savings realized and the present value of any tax savings projected to be realized by the recipient as a result of the payment of the indemnified amount) with respect to the receipt by the recipient of such amounts, such increased payment (as so reduced) is equal to the payment otherwise required to be made.

                  "Agency Agreement Event of Default" shall have the meaning specified in Section 5.1 of the Facility Agency Agreement.

                  "Amendment" with respect to the Indenture, shall have the meaning specified in Section 8.10(f)(i) of the Indenture.

                  "Appraisal" shall mean, with respect to the Facility, an appraisal, prepared by a reputable independent appraiser reasonably acceptable to the Indenture Trustee, the Required Holders and the Investor, of the Facility as if improved in accordance with the Plans and Specifications for the Facility, which in the judgment of counsel to the Noteholders, as of the Closing Date, complies with all of the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989, as amended, the rules and regulations adopted pursuant thereto, and all other applicable Legal Requirements. The appraisal shall state the amount of the Projected Completion Value of the Facility and an estimate of the value thereof at the end of the Term of the Lease.

                  "Appraisal Procedure" shall have the meaning set forth in
         Section 10.6 of the Lease.

                  "Appurtenant Rights" shall mean (i) all agreements, easements, rights of way or use, rights of ingress or egress, privileges, appurtenances, tenements, hereditaments and other rights and benefits at any time belonging or pertaining to the Land or the Improvements, including, without limitation, the use of any streets, ways, alleys, vaults or strips of land adjoining, abutting, adjacent or contiguous to the Land and (ii) all permits, licenses and rights, whether or not of record, appurtenant to the Land.

                  "Arranger" shall mean Chase Securities Inc.

                  "Assignment of Bond Lease" shall mean the Assignment of Bond Lease, Rents and Profits, dated as of August 31, 1999, in the form of Exhibit B-1 to the Participation Agreement, from the Board to the Bond Trustee for the benefit of the Bondholders.

                  "Assignment of Bond Sublease" shall mean the Assignment of Bond Sublease, Rents and Profits, dated as of August 31, 1999, in the form of Exhibit B-1 to the Participation Agreement, from the Bond Sublessor to the Bond Trustee for the benefit of the Bondholders.

                  "Assignment of Lease" shall mean the Assignment of Lease, Rents and Profits, dated as of August 31, 1999, in the form of Exhibit B-1 to the Participation Agreement, from the Lessor to the Bond Trustee for the benefit of the Bondholders.

                  "Bankruptcy Code" shall mean the Bankruptcy Reform Act of 1978, as amended.

                  "Basic Rent" shall mean, the sum of (i) the Series A Basic Rent, (ii) the Series B Basic Rent, if any, and (iii) the Investor Yield, calculated as of the applicable date on which Basic Rent is due.

                  "Board" shall have the meaning specified in Section 1 of the Participation Agreement.

                  "Bond Deed of Trust" shall mean the Deed of Trust, dated August 31, 1999, in the form of Exhibit E to the Participation Agreement, made by the Board to the trustee named therein for the benefit of the Bond Trustee.

                  "Bond Default" shall mean any event or condition which, with the lapse of time or the giving of notice, or both, would constitute a Bond Event of Default.

                  "Bond Documents" shall mean the Bond Indenture, the Bonds, the Bond Lease, the Bond Sublease, the Memorandum of Bond Lease, the Memorandum of Bond Sublease, the Assignment of Bond Lease, the Assignment of Bond Sublease, the Assignment of Lease, the Bond Deed of Trust, the Leasehold Deeds of Trust, the Bond Trustee Financing Statements and all other documents, instruments and certificates executed and delivered in connection with any of the foregoing.

                  "Bond Event of Default" shall mean any event or condition defined as an "Event of Default" in Section 901 of the Bond Indenture.

                  "Bondholder" shall mean a Person in whose name a Bond is registered in the register of Bonds maintained by the Bond Trustee pursuant to the Bond Indenture.

                  "Bond Indenture" shall mean the Trust Indenture, dated as of August 31, 1999, from the Board to the Bond Trustee.

                  "Bond Lease" shall mean the Bond Lease, dated as of August 31, 1999, between the Board and the Bond Sublessor.

                  "Bonds" shall have the meaning specified in Section 1 of the Participation Agreement.

                  "Bond Sublease" shall mean the Bond Sublease, dated as of August 31, 1999, between the Bond Sublessor and the Lessor.

                  "Bond Sublessor" shall mean the O'Fallon Public Facilities Authority, a non-profit corporation organized under the laws of the State of Missouri.

                  "Bond Trustee" shall mean State Street Bank and Trust Company of Missouri, N.A., a national banking association, as the trustee under the Bond Indenture, or any successor trustee appointed in accordance with the terms of the Bond Indenture.

                  "Bond Trustee Financing Statements" shall mean UCC financing statements appropriately completed and executed for filing in the appropriate state and county offices in the State of Missouri and each other jurisdiction in which any part of the collateral for the Bonds is located, in order to perfect a security interest in favor of the Bond Trustee, for the benefit of the Bondholders, in the Equipment, the Bond Documents or any other part of the collateral for the Bonds.

                  "Borrower" shall mean the Lessor, in its capacity of borrower under the Note Documents.

                  "Budget" shall mean the estimated Facility Costs to be incurred in connection with the development and construction of the Facility, attached as Schedule I to the Facility Agency Agreement, as modified from time to time in accordance with the terms of the Facility Agency Agreement.

                  "Business Day" shall mean any day other than a Saturday, Sunday or other day on which commercial banks in New York City, Boston, Massachusetts, Wilmington, Delaware or St. Louis, Missouri are authorized or required by law to close.

                  "Capital Lease" shall mean, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with GAAP, is, or is required to be, accounted for as a capital lease on the balance sheet of that Person.

                  "Capitalized Lease Obligations" shall mean all obligations under Capital Leases of any Person, in each case taken at the amount thereof accounted for as liabilities in accordance with GAAP.

                  "Casualty" shall mean any damage or destruction of all or any portion of the Facility as a result of fire or other casualty.

                  "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, 42 U.S.C.Sections 9601 et seq., as amended by the Superfund Amendments and Reauthorization Act of 1986.

                  "Certificate" shall mean a certificate issued pursuant to the Trust Agreement to evidence an investment in the beneficial ownership of the Trust Estate, and shall include any certificate issued in exchange therefor or replacement thereof.

                  "Certifying Party" shall have the meaning specified in Section
         14.8 of the Lease.

                  "Claims" shall mean any and all actions, suits, penalties, claims, demands, liabilities, losses, costs and expenses (including reasonable attorney's fees and expenses) of any nature whatsoever.

                  "Closing" shall have the meaning specified in Section 4(a) of the Series A Note Purchase Agreement.

                  "Closing Date" shall mean August 31, 1999.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

                  "Collateral" shall mean all assets of the Lessor and the respective right, title and interest of the Lessor, the Board and the Bond Sublessor in the Facility, all Appurtenant Rights, all proceeds thereof and all other amounts derived therefrom, whether now owned or hereafter acquired, and all other property upon which at any time a Lien is created or purported to be created by the Security Documents.

                  "Commonly Controlled Entity" an entity, whether or not incorporated, which is under common control with the Lessee within the meaning of Section 4001 of ERISA or is part of a group which includes the Lessee and which is treated as a single employer under Section 414 of the Code.

                  "Completion" shall mean, with respect to the Improvements to be constructed on the Land, together with all infrastructure and appurtenances, which are to form the Facility, as contemplated by the Operative Agreements, the substantial completion of the Facility in accordance with the Plans and Specifications and in compliance with all Facility Requirements and the Facility Agency Agreement, as evidenced by the delivery of certifications to the Indenture Trustee by the Construction Agent, the Lessee and the architects and engineers for the Facility, together with such other documents as the Indenture Trustee may reasonably request.

                  "Completion Date" shall mean the date on which Completion has occurred.

                  "Condemnation" shall mean any taking or sale of the use, access, occupancy, easement rights or title to the Facility or any part thereof, wholly or partially (temporarily or permanently), by or on account of any actual eminent domain proceeding or other taking of action by any Person having the power of eminent domain, including an action by a Governmental Authority to change the grade of, or widen the streets adjacent to, the Facility, or alter the pedestrian or vehicular traffic flow to the Facility so as to result in a change in access to the Facility, or by or on account of an eviction by paramount title or any transfer made in lieu of any such proceeding or action, but excluding the creation of US40/61 Interchange and outer road access to the Facility by the Missouri Highway and Transportation Commission ("MHTC") in accordance with the Cooperation Agreement, dated August 31, 1999, by and between the Board and MHTC.

                  "Confidential Information" shall have the meaning specified in
         Section 12.10 of the Series A Note Purchase Agreement.

                  "Consent to Assignment" shall mean the Lessee's Consent to Assignment, dated as of August 31, 1999, in the form of Exhibit B-1 to the Participation Agreement, from the Lessee to the Bond Trustee.

                  "Consent to Bond Lease Assignment" shall mean the Lessee's Consent to Bond Lease Assignment, dated as of August 31, 1999, in the form of Exhibit B-1 to the Participation Agreement, from the Bond Sublessor to the Bond Trustee.

                  "Consent to Bond Sublease Assignment" shall mean the Lessee's Consent to Bond Sublease Assignment, dated as of August 31, 1999, in the form of Exhibit B-1 to the Participation Agreement, from the Lessor to the Bond Trustee.

                  "Consent to Facility Contracts Assignment" shall mean (a) with respect to the Construction Contract, the Construction Manager's Consent to the Facility Contacts Assignment, dated as of August 31, 1999, from the Construction Manager to the Indenture Trustee, and (b) with respect to any other Facility Contract, consent of the parties thereto, dated as of the date of such Facility Contract, to the Facility Contracts Assignment.

                  "Consent to Leasehold Deed of Trust" shall mean (a) the Board's Consent to

         Leasehold Deed of Trust with respect to the Bond Lease, dated as of August 31, 1999, from the Board to the Bond Trustee, or (b) the Bond Sublessor's Consent to Leasehold Deed of Trust with respect to the Bond Sublease, dated as of August 31, 1999, from the Bond Sublessor to the Bond Trustee, in each case in the form of Exhibit B-2 to the Participation Agreement, or both, as the context requires.

                  "Consolidated Net Income" shall mean, for any period, the net income or net loss of the Lessee for such period, determined in accordance with GAAP on a consolidated basis, as reflected in the financial statements furnished to the Indenture Trustee in accordance with Sections 9.1 (a) and 9.1 (b) of the Guarantee.

                  "Consolidated Net Worth" shall mean, with respect to any Person and as of any date of determination, all items which in conformity with GAAP would be included under shareholders' equity on a consolidated balance sheet of such Person at such date.

                  "Construction Agent" shall mean MasterCard International Incorporated, a non-stock membership corporation organized under the laws of the State of Delaware, as construction agent under the Facility Agency Agreement.

                  "Construction Commencement Date" shall mean the date on which construction of the Improvements to be built on the Land commences.

                  "Construction Contract" shall mean the Construction Agreement dated as of August 31, 1999 between the Construction Agent and Paric Corporation, a Missouri corporation, as Construction Manager thereunder.

                  "Construction Period" shall mean the period commencing on the Closing Date and ending on the earlier to occur of (i) the Completion Date and (ii) the Outside Completion Date.

                  "Construction Termination Amount" shall mean, as of the date on which the Construction Agent shall pay the Construction Termination Amount to the Indenture Trustee pursuant to Section 8.2(b) of the Facility Agency Agreement, 89.99% of the excess of (x) the Facility Costs over (y) Non-Capitalized Transaction Expenses, in each case, incurred through, and including, such date.

                  "Construction Termination Policy" shall mean a Construction Termination Policy, dated as of August 31, 1999, in the form of Exhibit F-3 to the Participation Agreement, issued by the Insurer to the Indenture Trustee for the benefit of the Noteholders.

                  "Contingent Obligations" shall mean, as to any Person, any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent (a) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any such primary obligation or
         (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount (based on the maximum reasonably anticipated net liability in respect thereof as determined by such Person in good faith) of the primary obligation or portion thereof in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated net liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

                  "Contractual Obligation" shall mean, as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

                  "Default" shall mean any event or condition which, with the lapse of time or the giving of notice, or both, would constitute an Event of Default.

                  "Disbursement Request" shall have the meaning specified in
         Section 5(a) of the Escrow Agreement.

                  "Dollars" and "$" shall mean dollars in lawful currency of the United States of America.

                  "Employee Benefit Plan" shall mean an employee benefit plan (within the meaning of Section 3(3) of ERISA, including any multiemployer plan (within the meaning of Section 3(37)(A) of ERISA)), or any "plan" as defined in Section 4975(e)(1) of the Code and as interpreted by the Internal Revenue Service and the Department of Labor in rules, regulations, releases or bulletins in effect on the Closing Date.

                  "Environmental Audit" shall mean a Phase I environmental audit of the Facility and such additional environmental studies or audits recommended by such Phase I, prepared by the Environmental Engineer.

                  "Environmental Engineer" shall mean Environmental Operations, Inc., a Missouri corporation.

                  "Environmental Law" shall mean, whenever enacted or promulgated, any federal, state, county or local law, statute, ordinance, code, rule, regulation, license, permit, authorization, approval, covenant, administrative or court order, judgment, decree, injunction, code or requirement or any agreement with a Governmental Authority applicable to the Facility:

                  (x) relating to pollution (or the cleanup, removal, remediation or encapsulation thereof, or any other response thereto), or the regulation or protection of human health, safety or the environment, including air, water vapor, surface water, groundwater, drinking water, land (including surface or subsurface), plant, aquatic and animal life, or

                  (y) concerning exposure to, or the use, containment, storage, recycling, treatment, generation, discharge, emission, Release or threatened Release, transportation, processing, handling, labeling, containment, production, disposal or remediation of any Hazardous Substance, Hazardous Condition or Hazardous Activity,

         in each case as amended and as now or hereafter in effect, and any common law or equitable doctrine (including, without limitation, injunctive relief and tort doctrines such as negligence, nuisance, trespass and strict liability) that may impose liability or obligations for injuries (whether personal or property) or damages due to or threatened as a result of the presence of, exposure to, or ingestion of, any Hazardous Substance, whether such common law or equitable doctrine is now or hereafter recognized or developed. Applicable laws include CERCLA; the Resource Conservation and Recovery Act of 1976,42 U.S.C. Section 6901 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq.; the Clean Air Act, 42 U.S.C. Sections 7401 et seq.; the National Environmental Policy Act, 42 U.S.C. Section 4321; the Refuse Act, 33 U.S.C. Sections 401 et seq.; the Hazardous Materials Transportation Act of 1975,49 U.S.C. Section 1801-1812; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. Sections 136 et seq.; the Safe Drinking Water Act, 42 U.S.C. Sections 300 f et seq.; and the Occupational Safety and Health Act of 1970, and their state and local counterparts or equivalents.

                  "Environmental Violation" shall mean any activity, occurrence or condition that violates or results in non-compliance with any Environmental Law or results in a written complaint or other written claim from a Governmental Authority with respect to any applicable Environmental Law.

                  "Equipment" shall mean equipment, apparatus, furnishings, fittings and personal property of every kind and nature whatsoever purchased, leased or otherwise acquired by using the proceeds of the Notes or the Investor Contribution and now or subsequently attached to, contained in or used or usable in any way in connection with any operation or letting of the Facility, including all screens, awnings, shades, blinds, curtains, draperies, artwork, toilets, carpets, rugs, storm doors and windows, shelving, furniture and furnishings, heating, electrical, and mechanical equipment, lighting, switchboards, plumbing, ventilation, air conditioning and air-cooling apparatus, refrigerating and incinerating equipment, escalators, elevators, loading and unloading equipment and systems, stoves, ranges, laundry equipment, cleaning systems (including window cleaning apparatus), telephones, communication systems (including satellite dishes and antennae), televisions, computers, sprinkler systems and other fire prevention and extinguishing apparatus and materials, security systems, motors, engines, machinery, pipes, pumps, tanks, conduits, appliances, fittings and fixtures of every kind and description.

                  "ERISA Affiliate" shall mean, with respect to any Person, each entity required to be aggregated with such Person pursuant to the requirements of Section 414(b) or (c) of the Code.

                  "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "Escrow Account" shall have the meaning specified in Section
         2.1 of the Escrow Agreement.

                  "Escrow Agent" shall mean State Street Bank and Trust Company of Missouri, N.A., a national banking association, in its capacity as Escrow Agent under the Escrow Agreement.

                  "Escrow Agreement" shall mean the Escrow Agreement, dated as of August 31, 1999, in the form of Exhibit A-1 to the Participation Agreement, among the Escrow Agent, the Indenture Trustee and the Lessor.

                  "Escrowed Funds" shall have the meaning specified in Section
         2.1 of the Escrow Agreement.

                  "Event of Default" shall mean a Lease Event of Default, an Indenture Event of Default, an Agency Agreement Event of Default, a Bond Event of Default and any default by the Guarantor under the Guarantee.

                  "Event of Loss" shall mean, with respect to the Facility (a) a Total Loss or (b) a Total Condemnation.

                  "Excepted Payments" shall mean:

                  (a) all indemnity payments (including indemnity payments made pursuant to Section 11 of the Participation Agreement) to which any Indemnified Person is entitled;

                  (b) any amounts (other than Basic Rent, Termination Value, Construction Termination Amount or Maximum Residual Guarantee Amount) payable under any Operative Agreement to reimburse the Trust Company, the Investor, or any of their respective Affiliates (including the reasonable expenses of the Trust Company and the Investor incurred in connection with any such payment) for performing or complying with any of the obligations of the Lessee under and as permitted by any Operative

         Agreement;

                  (c) any amount payable to the Investor by any transferee of the interest of the Investor as the purchase price of the Investor's interest in the Trust Estate (or a portion thereof);

                  (d) any insurance proceeds (or payments with respect to risks self-insured or policy deductibles) under liability and title policies other than such proceeds or payments payable to the Lessee or the Indenture Trustee;

                  (e) any insurance proceeds under policies maintained by the Trust Company or the Investor;

                  (f) Transaction Expenses or other amounts or expenses paid or payable to or for the benefit of the Board, the Bond Sublessor, the Trust Company or the Investor;

                  (g) all right, title and interest of the Board, the Bond Sublessor, the Investor or the Trust Company to the Facility, any portion thereof or any other property to the extent any of the foregoing has been released pursuant to the Indenture from the Liens of the Security Documents and not otherwise purchased by the Lessee or a third party pursuant to the terms of the Lease;

                  (h) any payments in respect of interest to the extent attributable to payments referred to in clauses (a) through (g) above; and

                  (i) any rights of the Investor or the Trust Company to demand, collect, sue for or otherwise receive and enforce payment of any of the foregoing amounts.

                  "Excepted Rights" shall mean the rights retained by the Borrower pursuant to Section 8.10 of the Indenture.

                  "Expansion Notes" shall have the meaning specified in the recitals to the Indenture.

                  "Expiration Date" shall mean the final day of the Term.

                  "Facility" shall mean the Land as more particularly described on Schedule A to the Participation Agreement, together with all of the Improvements at any time located on or under such Land and all Appurtenant Rights at any time belonging or pertaining to the Land or the Improvements.

                  "Facility Agency Agreement" shall mean the Facility Agency Agreement, dated as of August 31, 1999, in the form of Exhibit A-3 to the Participation Agreement, between the Construction Agent and the Lessor.

                  "Facility Beneficiaries" shall have the meaning specified in
         Section 1.1 of the Facility Agency Agreement.

                  "Facility Contracts Assignment" shall mean the Assignment of Facility Contracts, dated as of August 31, 1999, in the form of Exhibit C to the Participation Agreement, from the Construction Agent to the Indenture Trustee for the benefit of the Noteholders.

                  "Facility Contracts" shall have the meaning specified in
         Section 2.2 of the Facility Agency Agreement.

                  "Facility Costs" shall mean all costs and expenses of any kind or character incurred by the Construction Agent or otherwise expended by the Lessor or on its behalf in connection with the acquisition and development of the Land and the design and construction of the Improvements, including all professional fees, survey and title costs, real estate taxes, insurance premiums and other soft costs incurred in connection therewith, Transaction Expenses and other pre-closing and closing costs (but excluding any upfront fees payable to the Investor) in connection with the transactions contemplated by the Operative Agreements, and capitalized interest on the Senior Secured Notes and on the Bonds and capitalized Investor Yield during the Construction Period, as the same are reflected in the Budget prepared from time to time in accordance with the Facility Agency Agreement; provided that, as of any date of determination, (i) during the Construction Period, Facility Costs will not be less than the aggregate amount of the Escrowed Funds disbursed under the Escrow Agreement on or prior to such date and (ii) during the remainder of the Term, Facility Costs will not be less than the aggregate principal amount of the Bonds then outstanding.

                  "Facility Requirements" shall have the meaning specified in
         Section 1.1 of the Facility Agency Agreement.

                  "Fair Market Sales Value" shall mean the amount, which in any event shall not be less than zero, that would be paid in cash in an arms-length transaction between an informed and willing purchaser and an informed and willing seller, neither of whom is under any compulsion to purchase or sell, respectively, for the ownership of the Facility. Fair Market Sales Value shall be determined based on the assumption that, except for purposes of Section 10.6 of the Lease, the Facility is in the condition and state of repair required under Section 5.1 of the Lease, that the Lessee is in compliance with the other requirements of the Operative Agreements and that the Facility is not subject to the Lease, the Bond Lease, the Bond Sublease or Lien of the Bond Deed of Trust and the Leasehold Deeds of Trust.

                  "Federal Reserve Board" shall mean the Board of Governors of the Federal Reserve System of the United States.

                  "First Offer" shall have the meaning specified in Section 11.1
         (a) of the Series A Note Purchase Agreement.

                  "Fixtures" shall mean all fixtures relating to the Improvements, including all components thereof, located in or on the Improvements, together with all replacements, modifications, alterations and additions thereto.

                  "Force Majeure Event" shall mean any event beyond the control of the Construction Agent, other than a Total Loss or Total Condemnation, including strikes, lockouts, adverse soil conditions, acts of God, adverse weather conditions, inability to obtain labor or materials, governmental activities, civil commotion and enemy action and delays in obtaining necessary permits and approvals from any Governmental Authority; but excluding any event, cause or condition that results from the Construction Agent's own actions, omissions to act, financial condition or failure to make any payment when due.

                  "GAAP" shall mean generally accepted accounting principles in the United States of America in effect from time to time.

                  "Governmental Action" shall mean all permits, authorizations, registrations, consents, approvals, waivers, exceptions, variances, orders, judgments, written interpretations, decrees, licenses, exemptions, publications, filings, notices to and declarations of or with, or required by, any Governmental Authority, or required by any Legal Requirement, and shall include all environmental and operating permits and licenses that are required for the development, construction, zoning and full use, occupancy and operation of the Facility.

                  "Governmental Authority" shall mean any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "Guarantee" shall mean the Guarantee, dated as of the August 31, 1999, in the form of Exhibit F-1 to the Participation Agreement, from the Guarantor to the Indenture Trustee for the benefit of the Noteholders.

                  "Guarantor" shall mean MasterCard International Incorporated, a non-stock membership corporation organized under the laws of the State of Delaware.

                  "Hazardous Activity" shall mean any activity, process, procedure or undertaking that directly or indirectly (i) produces, generates or creates any Hazardous Substance, (ii) causes or results in the Release of any Hazardous Substance into the environment (including air, water vapor, surface water, groundwater, drinking water, land (including surface or subsurface), plant, aquatic and animal life);
         (iii) involves the containment or storage of any Hazardous Substance, or (iv) would be regulated as hazardous waste treatment, storage or disposal within the meaning of any Environmental Law.

                  "Hazardous Condition" shall mean any condition that violates or that results in noncompliance with any Environmental Law.

                  "Hazardous Substance" shall mean any of the following: (i) any petroleum or petroleum product, explosives, radioactive materials, asbestos, formaldehyde, polychlorinated biphenyls, lead and radon gas; or (ii) any substance, material, product, derivative, compound or mixture, mineral, chemical, waste, gas, medical waste or pollutant that would support the assertion of any claim under any Environmental Law, whether or not defined as hazardous as such under any Environmental Law.

                  "Holder" shall have, with respect to any Note, the meaning specified in the third paragraph of such Note.

                  "Impositions" shall mean, except to the extent described in the following sentence, any and all liabilities, losses, expenses and costs of any kind whatsoever for Taxes (including (i) real and personal property taxes, including personal property taxes on any property covered by the Lease that is classified by Governmental Authorities as personal property, and real estate or ad valorem taxes in the nature of property taxes; (ii) sales taxes, use taxes and other similar taxes (including rent taxes and intangibles taxes); (iii) any excise taxes;
         (iv) real estate transfer taxes, conveyance taxes, stamp taxes and documentary recording taxes and fees; (v) taxes that are or are in the nature of franchise, income, value added, privilege and doing business taxes, license and registration fees; and (vi) assessments on the Facility, including all assessments for public improvements or benefits (whether or not such improvements are commenced or completed within the Term), and in each case all interest, additions to tax and penalties thereon, which at any time prior to, during or with respect to the Term or in respect of any period for which the Lessee shall be obligated to pay Supplemental Rent, may be levied, assessed or imposed by any federal, state, city, county or local authority upon or with respect to
         (a) the Facility or any part thereof or interest therein; (b) the financing, refinancing, demolition, construction, renovation, substitution, subleasing, assignment, control, condition, occupancy, servicing, maintenance, repair, ownership, possession, activity conducted on, delivery, insuring, use, operation, improvement, transfer of title, return or other disposition of the Facility or any part thereof or interest therein; (c) the Notes, the Certificates or other Indebtedness with respect to the Facility or any part thereof or interest therein; (d) the rentals, receipts or earnings arising from the Facility or any part thereof or interest therein during the Term;
         (e) the Operative Agreements or any payment made or accrued pursuant thereto; (f) the income or other proceeds received with respect to the Facility or any part thereof or interest therein upon the sale or disposition thereof; (g) the issuance of the Notes or the Certificates; or (h) otherwise in connection with the transactions contemplated by the Operative Agreements.

                  The term "Imposition" shall not mean or include:

                  (i) Taxes and impositions (other than Taxes that are, or are in the nature of, sales, use, rental (other than Taxes imposed on net rental income), value added, transfer or property taxes) that are imposed on a Tax Indemnitee by the United States federal government that are based on or measured by the gross or net income (including taxes based on capital gains and minimum taxes and withholding on payments of interest income) or any replacement of net income tax of such Person; provided that this clause (i) shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

                  (ii) Taxes and impositions (other than Taxes that are, or are in the nature of, sales, use, rental, value added, transfer or property taxes) that are imposed by any state or local jurisdiction or taxing authority within any state or local jurisdiction and that are based upon or measured by the gross or net income or gross or net receipts from rental (including any minimum taxes, withholding taxes or taxes on or measured by capital, net worth, excess profits or items of tax preference or taxes that are capital stock, franchise or doing business taxes); provided that this clause (ii) shall not be interpreted to prevent a payment from being made on an After Tax Basis if such payment is otherwise required to be so made;

                  (iii) any Tax or imposition to the extent, but only to such extent, it relates to any act, event or omission that occurs after the termination of the Lease (but not any Tax or imposition that relates to any period prior to the termination of the Lease);

                  (iv) any Tax or imposition for so long as, but only for so long as, it is being contested in accordance with the provisions of the Participation Agreement;

                  (v) any interest or penalties imposed on a Tax Indemnitee as a result of the failure of such Tax Indemnitee to file any return or report timely and in the form prescribed by law or to pay any Tax or imposition required to be indemnified by the Lessee under Section 11.2 of the Participation Agreement; provided that this clause (v) shall not apply (x) if such interest or penalties arise as a result of a position taken (or requested to be taken) by the Lessee in a contest controlled by the Lessee under Section 11.2(f) of the Participation Agreement or
         (y) to any such interest or penalties that result from such Tax Indemnitee's complying with the reporting procedures set forth in
         Section 11.2(d) of the Participation Agreement;

                  (vi) any Taxes or impositions imposed on a Tax Indemnitee that are a result of such Indemnified Person not being considered a "United States person" as defined in Section 7701(a) (30) of the Code;

                  (vii) any Taxes or impositions that are enacted or adopted as a substitute for any Tax that would not have been indemnified against pursuant to the terms of Section 11.1 of the Participation Agreement;

                  (viii) any Taxes which are imposed on a Tax Indemnitee as a result of a breach of a covenant or representation by such Tax Indemnitee in any Operative Agreement (unless caused by the Lessee's breach of its representations, warranties and covenants) or is a result of the gross negligence or willful misconduct of such Tax Indemnitee itself (as opposed to gross negligence or willful misconduct imputed to such Tax Indemnitee), but not Taxes imposed as a result of ordinary negligence of such Tax Indemnitee;

                  (ix) any Taxes or impositions to the extent that such Taxes are actually reimbursed to the Lessor by another Person other than an Affiliate of the Lessor;

                  (x) any Taxes or impositions imposed upon the Lessor with respect to any voluntary transfer, sale, financing or other voluntary disposition by the Lessor (other than a transfer contemplated and permitted by the Operative Agreements, including any transfer in connection with (1) the exercise by the Lessee of its Purchase Option,
         (2) the occurrence of a Lease Event of Default or an Indenture Event of Default (to the extent not arising from an Independent Event of Default), or (3) a Casualty or Condemnation affecting the Facility) of any interest in the Facility or any interest in, or created pursuant to, the Operative Agreements or any voluntary transfer of any interest in the Lessor (other than in connection with the existence of a Lease Event of Default or an Indenture Event of Default (to the extent not arising from an Independent Event of Default)) or any involuntary transfer of any of the foregoing interests resulting from the bankruptcy or insolvency of the Lessor (other than in connection with the existence of a Lease Event of Default or an Indenture Event of Default not arising from an Independent Event of Default);

                  (xi)     any gift, inheritance, franchise or estate Taxes;

                  (xii) any Taxes or impositions imposed on a Tax Indemnitee, to the extent such Tax Indemnitee actually receives a credit (or otherwise has a reduction in a liability for Taxes) in respect thereof against Taxes that are not indemnified under the Operative Agreements (but only to the extent such credit is not taken into account in calculating the indemnity payment on an After Tax Basis);

                  (xiii) any Tax or imposition to the extent that such Tax or imposition is imposed on a Tax Indemnitee in respect of a transaction or business in the jurisdiction imposing such Tax other than the transactions arising out of the Operative Agreements; or

                  (xiv) any Tax or imposition imposed on a direct or indirect transferee, successor or assign of a Tax Indemnitee to the extent of the excess of such Taxes over the amount of such Taxes that would have been imposed had there not been a transfer by the original Tax Indemnitee of an interest arising under the Operative Agreements; provided that there shall not be excluded under this clause (xiv) any such Tax or imposition if such direct or indirect transferee, successor or assign of the Tax Indemnitee acquired its interest as a result of a transfer in connection with a Lease Event of Default or an Indenture Event of Default (to the extent not arising from an Independent Event of Default); provided, further, that there shall not be excluded under this clause (xiv) any amount necessary to make any payment on an After Tax Basis; or

                  (xv) any Tax or imposition imposed as a result of any fees paid to the Trust

         Company, the Lessor, the Indenture Trustee, the Noteholders or the Investor in connection with the transactions contemplated by the Operative Agreements.

         Any Tax or imposition excluded from the defined term "Imposition" in any one of the foregoing clauses (i) through (xv) shall not be construed as constituting an Imposition by any provision of any other of the aforementioned clauses.

                  "Impositions Indemnitee" shall mean each Person entitled to the indemnification under Section 11.2 of the Participation Agreement.

                  "Improvements" shall mean a 414,000 square foot office space, an approximately 114,000 square foot data and energy center providing and utilizing reliable, redundant energy and communications sources and parking for approximately 1,751 cars and all other buildings, structures, Fixtures, Equipment, Modifications and other improvements of every kind existing at any time and from time to time on or under the Land, together with any and all appurtenances to such buildings, structures or improvements, including sidewalks, utility pipes, conduits and lines, parking areas and roadways, and including all additions to or changes in the Improvements at any time.

                  "Indebtedness" of any Person shall mean, at any particular date and without duplication, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade payables or liabilities and deferred payment for services to employees or former employees incurred in the ordinary course of business and payable in accordance with customary practices), (b) the face amount of all letters of credit issued for the account of such Person and, without duplication, all drafts drawn thereunder, (c) all liabilities secured by any Lien on any property owned by such Person, to the extent attributable to such Person's interest in such property, even though such Person has not assumed or become liable for the payment thereof, (d) Capitalized Lease Obligations of such Person, (e) all indebtedness of such Person arising under acceptance facilities and (f) all Contingent Obligations of such Person; but excluding (y) customer deposits and interest payable thereon in the ordinary course of business and (z) trade and other accounts and accrued expenses payable in the ordinary course of business in accordance with customary trade terms and in the case of both clauses (y) and (z) above, which are not overdue for a period of more than 120 days or, if overdue for more than 120 days, as to which a good faith dispute exists and adequate reserves in conformity with GAAP have been established on the books of such Person.

                  "Indebtedness under the Notes" or "Indebtedness under the Senior Secured Notes" shall mean principal of and interest and any applicable Make Whole Premium on the Senior Secured Notes and all other amounts owing to the Indenture Trustee, the Escrow Agent and the Noteholders under the Senior Secured Notes and the other Operative Agreements.

                  "Indemnified Person" shall mean the Trust Company, the Indenture Trustee, the Escrow Agent, the Lessor, the Noteholders, the Board, the Bond Sublessor, the Bond Trustee and their respective successors, assigns, directors, shareholders, partners, officers, employees, agents and Affiliates.

                  "Indenture Default" shall mean any event or condition which, with the lapse of time or the giving of notice, or both, would constitute an Indenture Event of Default.

                  "Indenture Event of Default" shall mean any event or condition defined as an "Event of Default" in Section 8.1 of the Indenture.

                  "Indenture Payment Default" shall mean, with respect to the Indenture, a default in the payment of Rent, or other amounts payable by the Lessee to the Indenture Trustee, the Borrower, any third party on behalf of the Borrower or to any indemnitee under the Lease.

                  "Indenture Trustee's Liens" means, with respect to the Indenture, such Liens against the Collateral that result from (i) acts of, or any failure to act by, or as a result of claims against, the Indenture Trustee, unrelated to the transactions contemplated by the Operative Agreements or (ii) acts of the Indenture Trustee in direct violation of the express terms of the Operative Agreements.

                  "Indenture Trustee's Office" shall mean, the office of Indenture Trustee designated from time to time by the Indenture Trustee to the parties.

                  "Indenture Trustee" shall mean State Street Bank and Trust Company of Missouri, N.A., a national banking association, as the Indenture Trustee for the Noteholders under the Indenture, or any successor indenture trustee appointed in accordance with the terms of the Indenture.

                  "Indenture Trustee Financing Statements" shall mean UCC financing statements appropriately completed and executed for filing in the appropriate state and county offices in the State of Missouri and each other jurisdiction in which the Lessor is located or transacts business or any part of the Collateral is located, in order to perfect a security interest in favor of the Indenture Trustee, for benefit of the Noteholders, in the Equipment, the Bond Documents or any other part of the Collateral.

                  "Indenture" shall mean the Indenture, dated August 31, 1999, from the Borrower to the Indenture Trustee for the benefit of the Noteholders.

                  "Independent Default" shall mean, with respect to the Indenture, an Indenture Default not caused by or attributable to (a) a Lease Default (except for any such default caused by or attributable to the Borrower), (b) an Agency Agreement Default, (c) any default under the Guarantee, (d) any default described in Section 8.1(k) of the Indenture caused by the Lessee's vitiation of any coverage, or reduction of any amount that might otherwise be payable, under the Residual Value Policy or the Construction Termination

         Policy and (e) any event of default under the Escrow Agreement (except for any such default caused by or attributable to the Borrower).

                  "Independent Event of Default" shall mean, with respect to the Indenture, an Indenture Event of Default not caused by or attributable to (a) a Lease Event of Default (except for any such default caused by or attributable to the Borrower), (b) an Agency Agreement Event of Default, (c) any default under the Guarantee, (d) any default described in Section 8.1(k) of the Indenture caused by the Lessee's vitiation of any coverage, or reduction of any amount that might otherwise be payable, under the Residual Value Policy or the Construction Termination Policy and (e) any event of default under the Escrow Agreement (except for any such default caused by or attributable to the Borrower).

                  "Insolvency" shall mean, with respect to a Multiemployer Plan, the condition that such Plan is insolvent within the meaning of such term as used in Section 4245 of ERISA.

                  "Institutional Investor" means (a) any Purchaser, (b) any holder of a Senior Secured Note holding more than five percent (5%) of the aggregate principal amount of the Notes then Outstanding, and (c) any bank, trust company, savings and loan association or other financial institution (or affiliate thereof), any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution regardless of legal form.

                  "Insurance Requirements" shall mean all terms and conditions of any insurance policy required by the Indenture to be maintained by the Lessor, by the Facility Agency Agreement to be maintained by the Construction Agent or by the Lease, the Bond Lease or the Bond Sublease to be maintained by the Lessee and, in each case, all requirements of the issuer of any such policy.

                  "Insurer" shall mean RVI America Insurance Company, a Connecticut insurance company.

                  "Interest Rate" shall have, with respect to any Senior Secured Note, the meaning specified in the first paragraph of such Senior Secured Note.

                  "Investment Company Act" shall mean the Investment Company Act of 1940, as amended, together with the rules and regulations promulgated thereunder.

                  "Investor Contribution" shall have the meaning specified in
         Section 2 of the Participation Agreement.

                  "Investor Premium" shall mean, with respect to the Investor Contribution as at any date, (a) an amount equal to the present value of the remaining scheduled payments of capital and Investor Yield on the Investor Contribution assuming that the entire remaining outstanding capital amount of the Investor Contribution will be paid on the

         Maturity Date at par and using a discount factor equal to the Treasury Rate plus 0.50%, less (b) the capital amount of the Investor Contribution outstanding as at the day of determination; provided, however, that in no case shall the Investor Premium be less than zero. For purposes of this definition, the "Treasury Rate" shall mean a rate equal to the then current yield to maturity on the most actively traded U.S. Treasury security having a maturity equal to the remaining average life of the Investor Contribution (as if the payments of Investor Yield and the capital of the Investor Contribution scheduled in respect thereof were payments of interest and principal). In the event there are not actively traded U.S. Treasury securities with a maturity equal to such remaining average life, then the yield to maturity shall be determined by linear interpolation using the closest, but shorter, maturity for actively traded U.S. Treasury securities and the closest, but longer, maturity for actively traded U.S. Treasury maturities.

                  "Investor Yield" shall mean a return on the unreturned balance of the Investor Contribution, accruing at the rate of 8.57% per annum and calculated on the basis of a 360-day year of twelve 30-day months.

                  "Investor" shall mean BMO Global Capital Solutions, Inc., a Delaware corporation.

                  "Land" shall mean the parcel of real property located in the City of O'Fallon, Missouri described in Schedule A to the Participation Agreement and all Appurtenant Rights attached thereto.

                  "Lease" shall mean the Lease, dated as of August 31, 1999, in the form of Exhibit A-4 to the Participation Agreement, between the Lessor and the Lessee.

                  "Lease Default" shall mean any event or condition which, with the lapse of time or the giving of notice, or both, would constitute a Lease Event of Default.

                  "Lease Event of Default" shall mean an event or condition defined as an "Event of Default" in Section 11.1 of the Lease.

                  "Lease Payment Date" shall have, with respect to the Lease, the meaning specified in Section 8.10(a) of the Indenture.

                  "Leasehold Deed of Trust" shall mean (a) the Leasehold Deed of Trust, dated as of August 31, 1999, made by the Bond Sublessor to the Bond Trustee for the benefit of the Bondholders with respect to the Bond Lease or (b) the Leasehold Deed of Trust, dated as of August
         31, 1999, made by the Lessor to the Bond Trustee for the benefit of the Bondholders with respect to the Bond Sublease, in each case in the form of Exhibit B-2 to the Participation Agreement, or both, as the context requires.

                  "Legal Requirements" shall mean (a) all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions affecting the Facility or any other part of the Collateral (including

         The Missouri Development Finance Board Act, Sections 100.250 to 100.297, inclusive, of the Revised Statutes of Missouri, as amended) or the demolition, construction, renovation, use or alteration thereof, whether now or hereafter enacted and in force, including any that require repairs, modifications or alterations in or to the Facility or in any way limit the use and enjoyment thereof (including all building, zoning and fire codes and the Americans with Disabilities Act of 1990,42 U.S.C. Section 12101 et seq. and any other similar federal, state or local laws or ordinances and the regulations promulgated thereunder) and any that may relate to environmental requirements (including all Environmental Laws), and all permits, certificates of occupancy, licenses, authorizations and regulations relating thereto, and all covenants, agreements, restrictions and encumbrances contained in any instruments which are either of record or known to the Lessee affecting the Facility, the Appurtenant Rights and any easements, licenses or other agreements entered into pursuant to Section 9.4 of the Lease and (b) as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

                  "Lessee" shall mean MasterCard International Incorporated, a non-stock membership corporation organized under the laws of the State of Delaware, as lessee under the Lease.

                  "Lessee Leasehold Deed of Trust" shall mean the Leasehold Deed of Trust, dated as of August 31, 1999, in the form of Exhibit B-3 to the Participation Agreement, made by the Lessee to the Lessor.

                  "Lessor" shall mean the Trust.

                  "Lessor Deed of Trust" shall mean the Lessor Deed of Trust, dated as of August 31, 1999, in the form of Exhibit B-4 to the Participation Agreement, from the Lessor to the Indenture Trustee for the benefit of the Noteholders.

                  "Lessor Financing Statements" shall mean UCC financing statements appropriately completed and executed for filing in the appropriate state and county offices in the State of Missouri in order to protect the Lessor's interest under the Lease to the extent the Lease is a security agreement and under the Lessee Leasehold Deed of Trust.

                  "Lessor Lien" shall mean any Lien, true lease or sublease or disposition of title arising as a result of (a) any claim against the Lessor or the Trust Company, not resulting from the transactions contemplated by the Operative Agreements, (b) any act or omission of the Lessor or the Trust Company, which is not required by the Operative Agreements or is in violation of any of the terms of the Operative Agreements, (c) any claim against the Lessor or the Trust Company, with respect to Taxes or Transaction Expenses against which the Lessee is not required to indemnify the Lessor or the Trust Company pursuant to the Participation Agreement or (d) any claim against the Lessor arising out of any transfer by the Lessor of all or any portion of the interest of the Lessor in the Facility, the Trust Estate or the Operative Agreements other than the transfer of title to or possession of the Facility by the Lessor pursuant to and in accordance with the Lease, the Indenture or the Participation Agreement or pursuant to the exercise of the remedies set forth in Article 11.3 of the Lease.

                  "Lien" shall mean, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, encumbrance, charge or security interest in or on such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party (excluding rights of first refusal) with respect to such securities.

                  "Make Whole Premium" shall mean, with respect to any Senior Secured Note as at any date, (a) an amount equal to the present value of the remaining scheduled payments of principal and interest on such Senior Secured Note assuming that the entire remaining outstanding principal amount of such Senior Secured Note will be paid on the Maturity Date at par and using a discount factor equal to the Treasury Rate plus 0.50%, less (b) the principal amount of such Senior Secured Note outstanding as at the day of determination; provided, however, that in no case shall the Make Whole Premium be less than zero. For purposes of this definition, the "Treasury Rate" shall mean a rate equal to the then current yield to maturity on the most actively traded U.S. Treasury security having a maturity equal to the remaining average life of the subject note. In the event there are not actively traded U.S. Treasury securities with a maturity equal to the remaining average life of the subject note, then the yield to maturity shall be determined by linear interpolation using the closest, but shorter, maturity for actively traded U.S. Treasury securities and the closest, but longer, maturity for actively traded U.S. Treasury maturities.

                  "Maker" shall have, with respect to any Senior Secured Note, the meaning specified in the first paragraph of such Senior Secured Note.

                  "Marketing Period" shall mean, if the Lessee has not given the Maturity Date Election Notice in accordance with Section 10.2 of the Lease, the period commencing on the date twelve months prior to the Maturity Date and ending on the Maturity Date.

                  "Material Adverse Effect" shall (a) a material adverse effect on the business (including prospects), assets, operations, properties or condition (financial or otherwise) of the Lessee, (b) a material impairment of the ability of the Lessee, the Guarantor, the Construction Agent and the Insurer to perform their respective obligations under any of the Operative Agreements, or (c) a material impairment of the rights of or benefits available to the Bondholders or the Noteholders under any of the Operative Agreements, including with respect to the value or use of any material part of the Collateral or the priority or enforceability of any Lien under the Security Documents.

                  "Maturity Date Election Notice" shall have the meaning specified in Section 10.2 of the Lease.

                  "Maturity Date Purchase Option" shall mean the Lessee's Purchase Option to purchase the Facility on the Maturity Date in accordance with Section 10.2 of the Lease.

                  "Maturity Date" shall mean September 1, 2009.

                  "Maximum Residual Guarantee Amount" shall mean, with respect to the Senior Secured Notes, 85.15% of the Facility Costs.

                  "Memorandum of Bond Lease" shall have the meaning specified in
         Section 15.13 of the Bond Lease.

                  "Memorandum of Bond Sublease" shall have the meaning specified in Section 15.12 of the Bond Sublease.

                  "Memorandum of Lease" shall have the meaning specified in
         Section 14.9 of the Lease.

                  "Modifications" shall have the meaning specified in Section
         7.1 of the Lease.

                  "Moody's" means Moody's Investors Service, Inc., or if such company shall cease to issue ratings, another nationally recognized statistical rating company selected in good faith by the agreement of the Indenture Trustee and the Guarantor.

                  "Multiemployer Plan" shall mean a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

                  "NAIC" shall have the meaning specified in Section 7.2(a) of the Series A Note Purchase Agreement.

                  "Net Proceeds" means, when used with respect to any insurance or condemnation award with respect to the Facility, the gross proceeds from the insurance or condemnation award with respect to which that term is used remaining after payment of all expenses (including attorneys' fees, trustee's fees and any extraordinary expenses of the Lessor and the Indenture Trustee) incurred in the collection of such gross proceeds.

                  "Net Sale Proceeds Shortfall" shall mean the amount by which the proceeds of a sale of the Facility described in Section 10.4 of the Lease (net of all expenses of sale) are less than the Non-Guaranteed Residual Amount for the Facility.

                  "Non-Capitalized Transaction Expenses" shall mean Transaction Expenses that may not be capitalized in accordance with GAAP; provided that Non-Capitalized Transaction Expenses shall not at any time exceed $6,000,000 in the aggregate.

                  "Non-Guaranteed Residual Amount" shall mean, with respect to the Senior Secured Notes, an amount equal to the Facility Costs determined as of a date on which the Construction Termination Amount or the Maximum Residual Guarantee Amount, as the case may be, is payable less, as the case may be, (a) upon the date, if any, on which the Construction Termination Amount is payable, the Construction Termination Amount or (b) upon the date, if any, on which the Maximum Residual Guarantee Amount is payable, the Maximum Residual Guarantee Amount.

                  "Note Documents" shall mean the Indenture, the Note Purchase Agreements, the Notes, the Guarantee, the Facility Agency Agreement, the Residual Value Policy, the Construction Termination Policy, the Lease and the Security Documents and all documents, instruments and certificates executed and delivered in connection therewith.

                  "Note Purchase Agreements" shall have the meaning specified in
         Section 1 of the Participation Agreement.

                  "Noteholder" shall mean, with respect to any Senior Secured Note, at any given time, a Person in whose name such Senior Secured
         Note is then registered in the Register.

                  "Notes" shall have the meaning specified in Section 1 of the Participation Agreement.

                  "Notices" shall have the meaning specified in Section 11.5 of the Indenture.

                  "Offered Notes" shall mean (i) any Series B Notes proposed to be issued in accordance with Section 1 of the Participation Agreement and offered for purchase by the Noteholders pursuant to Article 11 of the Series A Note Purchase Agreement and (ii) any Series of Expansion Notes proposed to be issued pursuant to Section 2.1 (d) of the Indenture and offered for purchase by the Noteholders pursuant to
         Article 11 of the Series A Note Purchase Agreement (and any comparable provision of the Series B Note Purchase Agreement or any note purchase agreement with respect to any Series of the Expansion Notes then Outstanding).

                  "Offeree" shall have the meaning specified in Section 11.l(a) of the Series A Note Purchase Agreement.

                  "Officer's Certificate" shall mean a certificate signed by any individual holding the office of vice president or higher, which certificate shall certify as true and correct the subject matter being certified to in such certificate.

                  "Operative Agreements" shall mean the following:

                  (a)      the Participation Agreement;

                  (b)      the Senior Secured Notes;

                  (c)      the Bond Deed of Trust;

                  (d)      the Bond Lease and the Memorandum of Bond Lease;

                  (e)      the Bond Sublease and the Memorandum of Bond Sublease

                  (f)      the Lease and the Memorandum of Lease;

                  (g)      the Assignment of Bond Lease;

                  (h)      the Assignment of Bond Sublease;

                  (i)      the Assignment of Lease;

                  (j)      the Consent to Bond Lease Assignment;

                  (k)      the Consent to Bond Sublease Assignment;

                  (1)      the Consent to Assignment;

                  (m)      the Leasehold Deeds of Trust;

                  (n)      the Consents to Leasehold Deeds of Trust;

                  (o)      the Lessor Deed of Trust;

                  (p)      the Lessee Leasehold Deed of Trust;

                  (q)      the Pledge Agreement;

                  (r)      the UCC Financing Statements;

                  (s)      the Indenture;

                  (t)      the Note Purchase Agreements;

                  (u)      the Bond Indenture;

                  (v)      the Bonds;

                  (w)      the Facility Contracts Assignment;

                  (x)      the Facility Agency Agreement;

                  (y)      the Consents to Facility Contracts Assignment;

                  (z)      the Guarantee;

                  (aa)     the Residual Value Policy;

                  (bb)     the Construction Termination Policy;

                  (cc)     the Escrow Agreement;

                  (dd)     the Trust Agreement;

                  (ee)     the Certificates;

and all documents, instruments and certificates executed in connection with each of the foregoing.

                  "Original Notes" shall have the meaning specified in the recitals to the Indenture.

                  "Outside Completion Date" with respect to the Facility shall mean the date which is thirty (30) months after the Closing Date, as such date may be extended by up to a total of six (6) months because of a delay in the Completion Date caused by one or more Force Majeure Events, in each case of which the Lessor and the Construction Agent shall have promptly given the Indenture Trustee notice, describing in reasonable detail each such Force Majeure Event and the actions being taken to mitigate its effects.

                  "Outstanding" means, with respect to any Senior Secured Notes, as of any particular time, all Senior Secured Notes theretofore issued pursuant the applicable Note Purchase Agreement, except (i) Senior Secured Notes theretofore canceled by the Indenture Trustee or surrendered to the Indenture Trustee for cancellation, (ii) Senior Secured Notes theretofore paid in full or Senior Secured Notes required to be prepaid in full within thirty (30) days thereafter; provided that, in the case of Senior Secured Notes so to be prepaid, cash sufficient for such prepayment thereof shall theretofore have been deposited with, or shall then be held by, the Indenture Trustee in accordance with the provisions of the applicable Note Purchase Agreement, (iii) Senior Secured Notes in exchange or substitution for which other Senior Secured Notes shall theretofore have been issued pursuant to the applicable Note Purchase Agreement, and (iv) for the purposes of determining whether the Noteholders of the requisite principal amount of Senior Secured Notes have given any consent, waiver, direction authorization or notice, Senior Secured Notes registered in the name of or held by the Borrower, the Lessee or any nominee or Affiliate of any thereof and, with respect to the Borrower and the Lessee, any successor in interest to their respective interests in the Facility, unless in the case of this clause (iv) no other Senior Secured Notes are outstanding under the Note Purchase Agreement.

                  "Overdue Interest" shall have the meaning specified in Section 8.2(a) of the Indenture.

                  "Overdue Rate," shall mean, (a) with respect to the Series A Basic Rent, Series B Basic Rent, Supplemental Rent and any other amount owed under or with respect to the Series A Notes, the Series B Notes, the Indenture, the Lease (other than with respect to the Investor Yield and the Investor Contribution) or the Security Documents, the rate set forth in the first paragraph of the Series A Notes or Series B Notes, as applicable, and (b) with respect to the Investor Yield and the Investor Contribution, 2% in excess of the Investor Yield.

                  "Participation Agreement" shall mean the Participation Agreement, dated as of August 31, 1999, among the Lessee, the Lessor, the Trust Company, the Investor, the Indenture Trustee and the Purchasers.

                  "Payment Date" shall mean (a) each day on which a scheduled payment of interest on the Senior Secured Notes or the Investor Yield on the Certificates is due pursuant thereto or, if all amounts due under the Indenture have been paid in full and the Indenture has been terminated, each day on which a scheduled payment of Basic Rent is due pursuant to the Lease and (b) during the Construction Period, each day on which interest on the Notes or the Investor Yield is disbursed pursuant to Section 5(b) of the Escrow Agreement.

                  "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

                  "Permitted Exceptions" shall mean: (i) Liens of the types described in clauses (i), (v) and (viii) of the definition of Permitted Liens; (ii) Liens for Taxes not yet due; and (iii) all non-monetary encumbrances, exceptions, restrictions, easements, rights of way, servitudes, encroachments and irregularities in title, other than Liens that (in the assessment of the Purchasers) materially impair, or could be reasonably expected to so impair, the use or operation of the Facility for its intended purpose.

                  "Permitted Insurers" shall have the meaning specified in
         Section 6.1 of the Facility Agency Agreement.

                  "Permitted Investments" shall mean (a) with respect to Escrowed Funds, any "Permitted Investment" under Section 2.2 of the Escrow Agreement and (b) with respect to any other funds, (i) obligations of the United States of America, or fully guaranteed as to interest and principal by the United States of America, maturing not more than six months from the date such investment is made, (ii) certificates of deposit having a final maturity of not more than thirty
         (30) days after the date of issuance thereof of any commercial bank incorporated under the laws of the United States of America or any state thereof or the District of Columbia, which bank (a "Qualifying Bank") is a member of the Federal Reserve System and has a combined capital and surplus of not less than $500,000,000 and with a senior unsecured debt credit rating of at least A or its equivalent by S&P or Moody's, (iii) commercial paper, rated A-l or its equivalent (or better) by S&P or Moody's, and having a remaining term until maturity of not more than ninety (90) days from the date such investment is made and (iv) investments in shares of a money market fund or investment fund the assets of which consist only of the types of investments described in (i) above and repurchase agreements in respect thereof and which fund is rated AAA or its equivalent by S&P or Moody's.

                  "Permitted Liens" shall mean: (i) the respective rights and interests of the parties to the Operative Agreements as provided in the Operative Agreements; (ii) the rights of any sublessee or assignee under a sublease or an assignment expressly permitted by the terms of the Lease; (iii) Liens for Taxes that either are not yet due or are being contested in accordance with the provisions of Section 11.2 of the Participation Agreement; (iv) Liens arising by operation of law, materialmen's, mechanics', workmen's, repairmen's, employees', carriers', warehousemen's and other like Liens relating to the construction of the Improvements or in connection with any Modifications or arising in the ordinary course of business for amounts that either are not more than 30 days past due or are being diligently contested in good faith by appropriate proceedings, so long as such proceedings shall not involve any material danger of the sale, forfeiture or loss, and shall not interfere with the use, of the Facility or the payment of Rent; (v) Liens of any of the types referred to in clause (iv) above that have been bonded for not less than the full amount in dispute (or as to which other security arrangements satisfactory to the Lessor have been made), which bonding (or arrangements) shall comply with applicable Legal Requirements, and shall have effectively stayed any execution or enforcement of such Liens; (vi) Liens arising out of judgments or awards with respect to which appeals or other proceedings for review are being prosecuted in good faith and for the payment of which adequate reserves have been provided as required by GAAP or other appropriate provisions have been made, so long as such proceedings have the effect of staying the execution of such judgments or awards and satisfy the conditions for the continuation of proceedings to contest Taxes set forth in Section
         11.2 of the Participation Agreement; (vii) Permitted Exceptions; (viii) easements, rights of way and other encumbrances on title to real property pursuant to Section 9.4 of the Lease; and (ix) the Tax Forbearance Agreement.

                  "Person" shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                  "Plan" shall mean an Employee Benefit Plan.

                  "Plans and Specifications" shall mean the plans and specifications for the Improvements to be constructed on the Land to form the Facility, as such Plans and Specifications may be amended, modified or supplemented from time to time in accordance with the terms of the Operative Agreements.

                  "Pledge Agreement" shall mean the Pledge and Security Agreement, dated as of August 31, 1999, in the form of Exhibit D to the Participation Agreement, from the Lessor to the Indenture Trustee for the benefit of the Noteholders.

                  "Projected Completion Value" shall mean the estimated value of the Facility assuming the Improvements are completed in accordance with the Plans and Specifications and the Facility Requirements, as established by an Appraisal.

                  "Proportionate Share," with respect to any Noteholder that is an Offeree of any Offered Notes, shall mean that principal amount of Offered Notes that bears the same relationship to the aggregate principal amount of such Offered Notes as the principal amount of the Outstanding Senior Secured Notes (to which the right of first offer set forth in Article 11 of the Series A Note Purchase Agreement (or any comparable provision of the Series B Note Purchase Agreement or any note purchase agreement with respect to any Series of the Expansion Notes then Outstanding) applies) held by such Noteholder bears to the aggregate principal amount of all Outstanding Senior Secured Notes (to which the right of first offer set forth in Article 11 of the Series A Note Purchase Agreement (or any comparable provision of the Series B Note Purchase Agreement or any note purchase agreement with respect to any Series of the Expansion Notes then Outstanding) applies) held by all Offerees.

                  "Purchase Notice" shall have the meaning specified in Section
         10.1 of the Lease.

                  "Purchase Option" shall have the meaning specified in Section
         10.1 of the Lease.

                  "Purchase Option Price" shall have the meaning specified in
         Section 10.1 of the Lease.

                  "Purchasers" shall have the meaning specified in the preamble to the Participation Agreement.

                  "QPAM Exemption" means Prohibited Transaction Class Exemption 84-14

         (issued March 13, 1984 and amended October 10, 1985).

                  "Qualifying Bank" shall have the meaning specified in the definition of "Permitted Investments".

                  "Register" shall have the meaning specified in Section 2.3 of the Indenture.

                  "Release" shall mean any release, pumping, pouring, emptying, injecting, escaping, leaching, dumping, seepage, spill, leak, flow, discharge, disposal or emission of a Hazardous Substance.

                  "Rent" shall mean, collectively, the Basic Rent and the Supplemental Rent, in each case payable under the Lease.

                  "Reorganization" shall mean with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

                  "Reportable Event" shall mean any of the events specified in
         Section 4043(b) of ERISA or the regulations thereunder.

                  "Requesting Party" shall have the meaning specified in Section
         14.8 of the Lease.

                  "Required Holders" shall mean the holders of more than 50% in principal amount of the Senior Secured Notes at the time Outstanding.

                  "Residual Value Policy" shall mean the Residual Value Insurance Policy, dated as of August 31, 1999, in the form of Exhibit F-2 to the Participation Agreement, issued by the Insurer to the Indenture Trustee for the benefit of the Noteholders.

                  "Responsible Officer" shall mean (a) with respect to the Lessee, the chief executive officer or the chief operating officer of the Lessee or, with respect to financial matters, the chief financial officer or controller of the Lessee, (b) with respect to Indenture Trustee, any officer in the Corporate Trust Administration Department of the Indenture Trustee who is duly authorized by appropriate corporate action to execute any Operative Agreement and (c) with respect to the Borrower, any officer of the Borrower or the Trust Company who is duly authorized by appropriate action to execute any Operative Agreement.

                  "S&P" shall mean Standard & Poor's Ratings Services, or if such company shall cease to issue ratings, another nationally recognized statistical rating company selected in good faith by the agreement of the Indenture Trustee and the Guarantor.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

                  "Security Documents" shall mean the collective reference to the Bond Deed of Trust, the Leasehold Deeds of Trust, the Pledge Agreement, the Bond Lease, the Memorandum of Bond Lease, the Assignment of Bond Lease, the Bond Sublease, the Memorandum of Bond Sublease, the Assignment of Bond Sublease, the Lease, the Memorandum of Lease, the Assignment of Lease, the Facility Contracts Assignment, the Escrow Agreement, the Lessor Deed of Trust, the Lessee Leasehold Deed of Trust, the UCC Financing Statements and all other security documents hereafter delivered to the Bond Trustee or the Indenture Trustee, granting, or purporting to grant, a Lien on any asset of any Person to secure the obligations and liabilities of the Board under the Bonds and the Bond Indenture or of the Lessor under the Senior Secured Notes and the Indenture.

                  "Senior Secured Notes" shall have the meaning specified in the recitals to the Indenture.

                  "Series" shall have the meaning specified in Section 2.1(d) of the Indenture.

                  "Series A Basic Rent" shall mean the interest due on the Series A Notes on any Payment Date pursuant to the Indenture (but not including interest on overdue amounts under Section 8.2 of the Indenture).

                  "Series A Bonds" shall have the meaning specified in Section 1 of the Participation Agreement.

                  "Series A Note Purchase Agreement" shall mean the Note Purchase Agreement, dated as of August 31, 1999, between the Borrower and the purchasers of Series A Notes listed on Schedule A thereto.

                  "Series A Notes" shall have the meaning specified in the recitals to the Indenture.

                  "Series B Basic Rent" shall mean the scheduled interest due on the Series B Notes, if and when issued, on any Payment Date pursuant to the Indenture (but not including interest on overdue amounts under Section 8.2 of the Indenture or otherwise).

                  "Series B Bonds" shall have the meaning specified in Section 1 of the Participation Agreement.

                  "Series B Note Purchase Agreement" shall have the meaning specified in Section 1 of the Participation Agreement.

                  "Series B Notes" shall have the meaning specified in the recitals to the Indenture.

                  "Shared Rights" shall mean the rights retained by the Lessor, but not to the exclusion of the Indenture Trustee, pursuant to Section 8.10(a) of the Indenture.

                  "Single Employer Plan" shall mean any Plan which is covered by Title IV of

         ERISA, but which is not a Multiemployer Plan.

                  "Source" shall have the meaning specified in Section 7.2 of the Series A Note Purchase Agreement.

                  "Specified Lease Event of Default" shall mean any Lease Event of Default other than a Lease Event of Default arising solely out of
         (a) any Independent Event of Default, wherever referenced in any Operative Agreement, (b) a Lease Event of Default described in Section
         11.1 (h) of the Lease or (c) a Lease Event of Default described in
         Section 11.1(b) of the Lease but only to the extent it is attributable to the Lessee's breach of its covenants in any Operative Agreement other than the Lease.

                  "Subsidiary" as to any Person, any corporation, partnership or other entity of which shares of stock of each class or other equity interests having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned by such Person or by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. A Subsidiary shall be deemed wholly-owned by a Person who owns all of the voting shares of such Subsidiary except for directors' qualifying or similar shares.

                  "Supplemental Indenture" shall mean a supplement to the Indenture entered into pursuant to Article 10 of the Indenture.

                  "Supplemental Rent" shall mean all amounts, liabilities and obligations (other than Basic Rent) that the Lessee assumes or agrees to pay to the Lessor or any other Person under the Lease or under any of the other Operative Agreements (other than the Guarantee made by the Guarantor in favor of the Indenture Trustee for the benefit of Noteholders).

                  "Tax Forbearance Agreement" shall have the meaning specified in Section 1.1 of the Lease.

                  "Tax Indemnitee" shall mean the Lessor, the Investor, the Trust Company, the Board, the Bond Sublessor, the Bond Trustee, the Indenture Trustee and each Noteholder.

                  "Taxes" shall mean any tax, assessment, or other charge or levy and any liabilities with respect thereto, including all penalties, additions to tax, fines or interest thereon, imposed by or on behalf of any Governmental Authority or any taxing authority thereof.

                  "Term" shall mean the period commencing on the Closing Date and ending on September 1, 2009, or such earlier date, as provided for in the Operative Agreements.

                  "Termination Date" shall have the meaning specified in Section
         3.6 of the Lease.

                  "Termination Notice" shall have the meaning specified in
         Section 3.6 of the

         Lease.

                  "Termination Value" shall mean, as of any determination date, an amount equal to the sum of (without duplication) (i) the aggregate outstanding principal amount of the Senior Secured Notes, accrued and unpaid interest on the Senior Secured Notes, any applicable Make Whole Premium and all other amounts (including fees and expenses) owing to the Indenture Trustee and/or the Noteholders or to the Lessor for the benefit of the Indenture Trustee and/or the Noteholders under the Operative Agreements, plus (ii) the aggregate outstanding principal amount of the Bonds, accrued and unpaid interest on the Bonds, any applicable premium and all other amounts (including fees and expenses) owing to the Bond Trustee and/or the Bondholders under the Bond Documents, plus (iii) the aggregate outstanding amount of the Investor Contribution, all accrued and unpaid amounts on account of the Investor Yield, any applicable Investor Premium and all other amounts owing to the Investor under the Operative Agreements.

                  "Title Company" shall mean Lawyers Title Insurance Company.

                  "Total Condemnation" shall mean a Condemnation that in the reasonable, good faith judgment of the Lessee (as evidenced by an Officer's Certificate) either (a) renders the Facility unsuitable for continued use as commercial property of the type contemplated by the Operative Agreements or (b) is such that restoration of the Facility to substantially its condition as existed immediately prior to such Condemnation would be impracticable or impossible.

                  "Total Loss" shall mean any loss or damage resulting from a Casualty that in the reasonable, good faith judgment of the Lessee (as evidenced by an Officer's Certificate) either (a) renders the Facility unsuitable for continued use as commercial property of the type contemplated by the Operative Agreements or (b) is so substantial in nature that restoration of the Facility to substantially its condition as existed immediately prior to such Casualty would be impracticable or impossible.

                  "Transaction Expenses" shall mean:

                  (a) the reasonable expenses, disbursements and costs (including reasonable counsel fees and expenses) of the Indenture Trustee, the Noteholders, the Bond Trustee and the Arranger incurred in connection with the consummation of the transactions contemplated by the Operative Agreements;

                  (b) the reasonable fees and expenses of the Trust Company in connection with the transactions contemplated by the Operative Agreements, including the initial and annual Trust Company's fee and all reasonable fees and reasonable out-of-pocket expenses of the Trust Company and any necessary co-trustees (including reasonable counsel fees and expenses) or any successor trustee, for acting as trustee under the Trust Agreement;

                  (c) any and all fees payable to, and reasonable out-of-pocket expenses (including reasonable counsel fees and expenses) of, the Investor, the Board and the Bond Sublessor;

                  (d) all Taxes (to the extent provided in Section 11.2 of the Participation Agreement) and fees incurred in recording or filing any Operative Agreement or any other transaction document or any deed, declaration, deed of trust, security agreement, notice or financing statement with any public office, registry or governmental agency in connection with the transactions contemplated by the Operative Agreements;

                  (e) real estate brokers' fees and all stamp, transfer and other similar taxes, fees and excises, if any, including any interest and penalties, that are payable in connection with the acquisition of the Facility;

                  (f) all reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under the Operative Agreements, including the fees and expenses of counsel (including the allocated fees and expenses of in-house counsel) to the Indenture Trustee, each Noteholder, the Investor, the Board, the Bond Sublessor and the Bond Trustee;

                  (g)      all expenses relating to the Appraisal;

                  (h) all costs and expenses related to the issuance of the Residual Value Policy and the Construction Termination Policy;

                  (i) all reasonable costs and expenses incurred in connection with any amendment, supplement or modification to the Operative Agreements requested by the Lessor, the Lessee or the Guarantor and any other documents prepared in connection therewith, and the consummation and administration of the transactions contemplated thereby, including the reasonable fees and expenses of counsel to the Noteholders and the Investor; and

                  (j) all reasonable costs and expenses (including reasonable counsel fees and expenses) incurred by the Lessor, the Board, the Bond Sublessor, the Lessee, the Investor, the Noteholders, the Indenture Trustee or the Bond Trustee in connection with any purchase of the Facility by the Lessee pursuant to the Lease.

                  "Trust" shall mean MCI O'Fallon 1999 Trust, a Delaware business trust.

                  "Trust Agreement" shall mean the Trust Agreement, dated as of August 31, 1999, in the form of Exhibit H to the Participation Agreement, between the Investor and the Trust Company.

                  "Trust Company" shall mean Wilmington Trust Company, in its individual capacity and any successor or replacement trustee expressly permitted under the Trust

         Agreement and the other Operative Agreements.

                  "Trust Estate" shall have the meaning specified in Section 2.2 of the Trust Agreement.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939 and any similar or successor Federal statute, as amended from time to time, together with the rules and regulations of the Securities and Exchange Commission thereunder.

                  "Trustee" shall mean Wilmington Trust Company, not in its individual capacity, but solely as trustee of the Trust.

                  "UCC Financing Statements" shall mean collectively the Indenture Trustee Financing Statements, the Bond Trustee Financing Statements and the Lessor Financing Statements.

                  "Uniform Commercial Code" and "UCC" shall mean the Uniform Commercial Code as in effect in any applicable jurisdiction.

                                   SCHEDULE A

                               DESCRIPTION OF LAND

                                   SCHEDULE B

                              PAYMENT INSTRUCTIONS

              State Street Bank and Trust Company of Missouri, N.A.

                       State Street Bank and Trust Company
                                   Boston, MA
                                 ABA # 011 000 028
                          BNF: Corp. Trust - St. Louis
                                 A/C# 9903 9620
                   FFC: MasterCard International, Incorporated

                                      - 1 -